As filed with the Securities and Exchange Commission on May 1, 2007
Registration No. 333-67003
File No. 811-9044

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 11

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 23

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(Exact Name of Registrant)

NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
One National Life Drive
Montpelier, Vermont 05604
(802) 229-7410
_______________________________

Kerry A. Jung
Senior Counsel
National Life Insurance Company
One National Life Drive
Montpelier, Vermont 05604
(name and complete address of agent for service)
_______________________________

Copy to:
Stephen E. Roth, Esq.
Sutherland Asbill & Brennan
1275 Pennsylvania Avenue, NW
Washington, DC 20004-2404
_______________________________

It is proposed that this filing will become effective:

X	immediately upon filing pursuant to paragraph (b)
on May 1, 2007 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1) of Rule 485
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interests in a variable account under individual flexible premium variable universal life policies

Sentinel Benefit Provider
A Variable Universal Life Insurance Policy
Intended Primarily for the Corporate Market
P R O S P E C T U S
Dated May 1, 2007

National Life Insurance Company	Home Office: National Life Drive, Montpelier, Vermont 05604
National Variable Life Insurance Account	Telephone: (800) 278-3413

This prospectus describes the Sentinel Benefit Provider Policy, a flexible premium variable universal life insurance policy offered by National Life Insurance Company (“National Life”). The policy has an insurance component and an investment component. Owners of policies can make premium payments at various times and in various amounts. You can also allocate premiums among subaccounts that invest in portfolios with different investment objectives and you can increase or decrease the death benefit payable under your policy. You may also choose between two death benefit compliance tests at the time your policy is issued.

You may allocate premium payments to the National Variable Life Insurance Account, a separate account of National Life. The Separate Account currently has a number of subaccounts, each of which buys shares of specific portfolios. The available portfolios are shown below.

Sentinel Asset Management, Inc.	A I M Advisors, Inc.	Fred Alger Management, Inc	American Century Investment
Management, Inc.
Sentinel Variable Products Trust	AIM Variable Insurance	Alger American Fund	American Century Variable
Balanced	Funds	Growth	Portfolios, Inc.
Bond	V. I. Dynamics	Leveraged AllCap	VP Income & Growth
Common Stock	V. I. Global Health Care	Small Capitalization	VP Value
Mid Cap Growth	V. I. Technology		VP Inflation Protection
Money Market
Small Company
Deutsche Asset Management, Inc.	The Dreyfus Corporation	Fidelity Management &	J.P. Morgan Investment
		Research Company	Management Inc.
DWS VIT Funds	Dreyfus Socially Responsible	Fidelity® Variable Insurance	J.P. Morgan Series Trust II
Equity 500 Index Fund	Growth Fund, Inc.	Product	International Equity
Small Cap Index Fund		Investment Grade Bond	Small Company
Overseas
Morgan Stanley Investment	Neuberger Berman	Wells Fargo Funds
Management, Inc.	Management, Inc.	Management LLC
The Universal Institutional Funds	Neuberger Berman Advisers	Wells Fargo Variable Trust
Core Plus Fixed Income	Management Trust	VT Discovery
Emerging Markets Equity	Partners Portfolio	VT Opportunity
High Yield Portfolio
U. S. Real Estate

The value in each subaccount will depend upon the investment results of the portfolios you select. The policy’s value and death benefit will fluctuate based on the investment results of the chosen portfolios and the deduction of charges. You bear the entire investment risk for all amounts allocated to the various portfolios. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum account value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

It may not be advantageous to purchase this policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It may also not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy may not be available in all states. This prospectus does not offer the policy in any state in which we may not legally offer the policy. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance policy is to provide insurance protection. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

i

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Life Insurance Protection. The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

As long as your Policy remains in force, we will pay the Death Benefit to the Beneficiary, when we receive due proof of the death of the Insured. We will increase the Death Benefit by any additional benefits provided by a supplementary term insurance Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

ð     Face Amount; or
ð     the Cash Surrender Value multiplied by a death benefit factor specified in the Policy.

If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

ð     the Face Amount plus the Accumulated Value; or
ð     the Cash Surrender Value multiplied by the same death benefit factor that applies to option A.

The Policy must satisfy one of two death benefit compliance tests under federal income tax laws, the guideline premium test or the Cash Value Accumulation Test. You must select on your application which of these tests will apply to your Policy, and your selection, once made, may not be changed. If you choose the Cash Value Accumulation Test, then Option A is the only available Death Benefit option.

After a year, you may adjust the Death Benefit by increasing or decreasing the Face Amount of your Policy. If you have chosen the guideline premium test as the federal tax death benefit compliance test, then after a year you may also change the Death Benefit option. See “Death Benefit.” Changing the Face Amount or Death Benefit option may have tax consequences.

You can elect to include a Supplemental Term Insurance Rider in your Policy, which will increase the Death Benefit by the Supplemental Term Insurance Amount.

You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Cash Benefits.

You may borrow against your Policy. The maximum amount of all loans is in most states the Net Account Value less three times the Monthly Deduction for the next Monthly Policy Date. However, the maximum amount of all loans will be different in Vermont and in New York - see “Policy Loans”, below. When you take a loan, we will transfer an amount equal to the loan to our general account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable.

After a year, you may request a Withdrawal of Net Account Value. However, you cannot withdraw more than the Net Account Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date. Withdrawals may have tax consequences.

You may surrender your Policy at any time and receive the Net Cash Surrender Value, if any. The Net Cash Surrender Value will equal the Cash Surrender Value less any Policy loan with accrued interest. Surrendering your Policy may have tax consequences.

Variety of Investment Options. You may allocate Net Premiums among the subaccounts of the Separate Account. The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

As your needs or financial goals change, you can change your investment mix by making transfers among the subaccounts of the Separate Account. Currently, you may make an unlimited number of such transfers without charge.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy. In addition, we deduct Policy fees and charges from your Account Value, which can significantly reduce your Account Value. During times of poor performance, these deductions will have an even greater impact on your Account Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to the lapse.

Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by Owners. Such transfers may dilute the value of portfolio shares, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios. To protect Owners and portfolios from such effects, we have developed market timing procedures. See “Disruptive Trading” below.

Risk of Lapse. If on any Monthly Policy Date the Net Account Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse during the first 5 Policy Years so long as you pay the Cumulative Minimum Monthly Premium. However, any Withdrawal or Policy loan which reduces the Net Cash Surrender value may cause a lapse.

Tax Risks. We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), particularly if you pay the full amount of premiums permitted under the Policy and you select the guideline premium tax compliance test. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should generally be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the Policy may be treated as a “Modified Endowment Contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See “Federal Tax Considerations,” below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment, for several reasons. These include the premium tax and distribution charges, and the possible adverse tax consequences from an early surrender.

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

Loan Risks. A Policy loan, whether or not repaid, will affect the Account Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Net Account Value to zero.

A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Company Risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios’ prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

Insurable Interest Risk. State laws typically govern whether an employer has an insurable interest in a particular employee and, therefore, is entitled to the proceeds of a life insurance policy on such employee. These laws may limit the insured under your Policy to a key, executive and/or highly compensated employee. If you purchase a Policy insuring an employee and it is later determined you did not have an insurable interest in that employee, you may lose some or all of the benefits of the purchase. You should consult qualified legal counsel on all Policy-related insurable interest matters. An employer must have an insurable interest in an insured employee in order to receive favorable tax treatment under the Internal Revenue Code. See “Federal Tax Considerations” for the tax treatment of employer-owned life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Distribution Charge	Upon receipt of each premium payment	15% of premiums paid up to the Target Premium[1], plus 2.5% of premiums paid in excess of Target Premium[2]	From 15% of premiums paid up to the Target Premium[1], and 2.5% of premiums paid in excess of Target Premium, to 0.5% of premiums paid up to the Target Premium, and 2.5% of premiums paid in excess of Target Premium, depending on the Policy Year.[2]
Premium Tax Charge	Upon receipt of each premium payment	An amount equal to the actual amount of premium tax or retaliatory tax assessed on sales in the jurisdiction in which the Policy is sold. Premium taxes may range from 2% to as a high as 12% in certain jurisdictions in Kentucky.	An amount equal to the actual amount of premium tax or retaliatory tax assessed on sales in the jurisdiction in which the Policy is sold. Premium taxes may range from 2% to as a high as 12% in certain jurisdictions in Kentucky.
Transfer Fees	Upon transfer	$25 per transfer in excess of 12 transfers in any one Policy Year	None
Loan Interest Spread[3]	At the end of each Policy year, or upon death, surrender or lapse, if earlier	0.60% per annum of amount held as Collateral	From 0.47% to 0.22% annually of amount held as Collateral[4]

 1 The Target Premium is an amount equal to 1.25 times the annual whole life premium that would apply to a Policy calculated by using the applicable 1980 Commissioners Standard Ordinary Mortality Table and an interest rate of 3.5%.

2 The Distribution Charge is: for Policy Year 1: 13% of premiums paid up to the Target Premium, plus 0.5% of premiums paid in excess of Target Premium; for Policy Years 2 through 7: 15% of premiums paid up to the Target Premium, and 2.5% of premiums paid in excess of Target Premium; and for Policy Years 8 and thereafter: 5% of premiums paid up to the Target Premium, and 2.5% of premiums paid in excess of Target Premium.

3 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Collateral loan account (4% compounded annually).

4 The current loan interest spread is, for Policy Year 1: 0.47% annually of amount held as Collateral; for Policy Years 8 - 10: 0.37% annually of amount held as Collateral; for Policy Years 11 -20: 0.27% annually of amount held as Collateral; and for Policy Years 21 and thereafter: 0.22% annually of amount held as Collateral.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Cost of Insurance:[1]	On the Date of Issue of the Policy and on each Monthly Policy Date
Minimum and Maximum Charge[2]		$0.084 to $83.33 per $1000 of Net Amount at Risk per month	$0.014 to $16.99 per $1000 of Net Amount at Risk per month

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Charge for a 45 year old male nonsmoker in the guaranteed issue underwriting class, Policy Year 1		$0.28 per $1000 of Net Amount at Risk per month	$0.105 per $1000 of Net Amount at Risk per month
Mortality and Expense Risk Fees	On the Date of Issue of the Policy and on each day	Annual rate of 0.60% of the Account Value	Annual rates of from 0.22% to 0.00% of Account Value, depending on Policy Year[3]
Policy Administration Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$8.00 per month	$5.50 per month
Underwriting Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$1.67 per month in Year 1, and $3.75 per month in Years 2 - 5	$1.67 per month in Year 1, and $3.75 per month in Years 2 - 5
Separate Account Administration Charge	On the Date of Issue of the Policy and on each day	Annual rate of 0.10% of Account Value during the first 20 Policy Years, and annual rate of 0.07% thereafter	Annual rate of 0.10% of Account Value during the first 20 Policy Years, and annual rate of 0.07% thereafter
Supplemental Term Insurance Rider Charge[1]	On the Date of Issue of the Policy and on each Monthly Policy Date
Minimum and Maximum Charge[2]		$0.084 to $83.33 per $1000 of Supplemental Term Insurance Amount per month	$0.014 to $16.994 per $1000 of Supplemental Term Insurance Amount per month

Charge for a 45 year old male nonsmoker in the guaranteed issue underwriting class, Policy Year 1		$0.28 per $1000 of Supplemental Term Insurance Amount per month	$0.105 per $1000 of Supplemental Term Insurance Amount per month

1 Cost of insurance charges vary based on the Insured’s Attained Age, Rate Class, underwriting method, Duration, and Net Amount at Risk. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed and current cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

2 The minimum guaranteed charge is based on an Insured with the following characteristics: female, preferred nonsmoker, age 20; the minimum current charge is based on an Insured with the following characteristics: female, preferred nonsmoker, age 26; the maximum guaranteed charge is based on an Insured with the following characteristics: all persons at Attained Age 98; the maximum current charge is based on an Insured with the following characteristics: male, guaranteed issue smoker, Attained Age 98, Issue Age 85.

3 The current Mortality and Expense Risk Charge is at the following percentages of Account Value: Years 1- 7: 0.22%; Years 8 –10: 0.12%; Years 11-20: 0.02% and Year 21 and thereafter: 0.00%.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2006. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets):

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.29%	1.63%

The annual expenses as of December 31, 2006 (unless otherwise noted) of each Fund, before any voluntary fee waivers or expense reimbursements, are shown below. 1

					Contractual
				Gross Total	Waivers,	Net Total
	Management	12b-1	Other	Annual	Reimbursements,	Annual
Fund	Fees	Fees[2]	Expenses	Expenses[3]	and Recoupment	Expenses[3]
Sentinel Variable Products Trust
Balanced Fund	0.55%	0.00%	0.26%	0.81%	0.00%	0.81%
Bond Fund	0.40%	0.00%	0.28%	0.68%	0.00%	0.68%
Common Stock Fund	0.38%	0.00%	0.23%	0.61%	0.00%	0.61%
Mid Cap Growth Fund	0.48%	0.00%	0.29%	0.77%	0.00%	0.77%
Money Market Fund	0.25%	0.00%	0.27%	0.52%	0.00%	0.52%
Small Company Fund	0.40%	0.00%	0.25%	0.65%	0.00%	0.65%
AIM Variable Insurance Funds
Dynamics Fund - Series I Shares	0.75%[5]	0.00%	0.39%	1.14%[4]	0.00%	1.14%[4]
Global Health Care Fund - Series I Shares	0.75%[6]	0.00%	0.36%	1.11%[4]	0.00%	1.11%[4]
Technology Fund - Series I Shares	0.75%	0.00%	0.37%	1.12%[4]	0.00%	1.12%[4]
Alger American Fund
Growth Portfolio - Class O Shares	0.71%	0.00%	0.12%	0.83%	0.00%	0.83%
Leveraged AllCap Portfolio - Class O Shares	0.81%[7]	0.00%	0.17%	0.98%[7]	0.04%	0.94%[7]
Small Capitalization Portfolio
– Class O Shares	0.81%	0.00%	0.12%	0.93%	0.00%	0.93%
American Century Variable Portfolios, Inc.
Income & Growth Fund – Class I	0.70%[8]	0.00%	0.00%	0.70%	0.00%	0.70%
Value Fund – Class I	0.93%[8]	0.00%	0.00%	0.93%	0.00%	0.93%
Inflation Protection Fund - Class II	0.49%[8]	0.25%	0.01%	0.75%	0.00%	0.75%
Dreyfus Socially Responsible Growth Fund Inc.
– Initial Shares	0.75%	0.00%	0.08%	0.83%	0.00%	0.83%
DWS VIT Funds
Equity 500 Index VIP – Class A Shares	0.29%	0.00%	0.00%	0.29%[9]	0.01%	0.28%[9]
Small Cap Index VIP – Class A Shares	0.45%	0.00%	0.05%	0.50%[10]	0.00%	0.50%[10]
Fidelity® Variable Insurance Product
Investment Grade Bond Portfolio – Initial
Class	0.32%	0.00%	0.12%	0.44%	0.00%	0.44%
Overseas Portfolio – Initial Class	0.72%	0.00%	0.16%	0.88%[11]	0.00%	0.88%[11]
J.P. Morgan Series Trust II
International Equity Portfolio	0.60%	0.00%	0.60%[12]	1.20%[13]	0.00%	1.20%[13]
Small Company Portfolio	0.60%	0.00%	0.56%[12]	1.16%[13]	0.00%	1.16%[13]
Morgan Stanley The Universal Institutional
Funds
Core Plus Fixed Income Portfolio, Class I	0.38%	0.00%	0.30%	0.68%	0.00%	0.68%
Emerging Markets Equity Portfolio, Class I	1.23%	0.00%	0.40%	1.63%[14]	0.00%	1.63%[14]
High Yield Portfolio, Class I	0.42%	0.00%	0.45%	0.87%[14]	0.00%	0.87%[14]
U.S. Real Estate Portfolio, Class I	0.73%	0.00%	0.28%	1.01%	0.00%	1.01%
Neuberger Berman Advisers Management Trust
Partners Portfolio – I Class	0.83%	0.00%	0.08%	0.91%	0.00%	0.91%
Wells Fargo Variable Trust
Variable Trust Discovery Fund	0.75%[15]	0.25%	0.21%[16]	1.21%[17]	0.06%	1.15%[17]
Variable Trust Opportunity Fund	0.73%[15]	0.25%	0.20%[16]	1.18%[17]	0.11%	1.07%[17]

1 The Fund fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund's prospectus.
2 Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will received 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.
3 The Total Annual Fund Operating Expenses may not be the same as that reported in the portfolio’s financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.
4 The AIM VI Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. With expense offsets, the Dynamics Fund’s Total Annual Fund Operating Expenses were 1.13%.
5 Through April 30, 2008, the Dynamic Fund's advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).
6 Through April 30, 2008, AIM Advisors, Inc. has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Global Health Care Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).
7 Effective December 1, 2006, through November 30, 2011, the manager of Alger American Leveraged AllCap Portfolio had contractually agreed to waive 0.035% of its Advisory Fees.
8 The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.
9 Pursuant to their respective agreements with DWS Equity 500 Index VIP Fund, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.28%. Includes 0.10% administration fee.
10 Pursuant to their respective agreements with DWS Small Cap Index VIP Fund, the investment manager, the underwriter and the accounting agent have agreed, through September 30, 2007, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.48%. Includes 0.10% administration fee.
11 A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.81%. These offsets may be discontinued at any time.
12 Other Expenses have been calculated based on the actual amounts incurred in the most recent fiscal year.
13 JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.20% of the average daily net assets through 4/30/08 for the International Equity Portfolio and 1.15% for the Small Company Portfolio. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses of the Small Company Portfolio would have been 1.15% of the average daily net assets.
14 The Emerging Markets Equity and High Yield Portfolios’ advisor has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that the total annual operating expenses, excluding certain investment-related expenses such as foreign country tax expenses and interest expense on borrowing, do not exceed 1.60% and 0.80%, respectively; and the advisor may terminate these waivers at any time at its discretion
15 The Wells Fargo Advantage Discovery Fund’s and the Wells Fargo Advantage Opportunity Fund’s adviser had committed through April 30, 2008 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio at 1.15% and 1.07%, respectively, and may include expenses of any money market or other fund held by the fund.
16 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
17 The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Discovery and Opportunity Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.

NATIONAL LIFE

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Separate Account

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Separate Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account’s assets are held separate from our other assets and are not part of our general account. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets. As a result, the portion of the Separate Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account. See “Addition, Deletion, or Substitution of Investments.”

The Portfolios

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. You should know that during extended periods of low interest rates, the yields of the Sentinel Variable Products Trust Money Market Fund in which a subaccount of the Separate Account invests (“Money Market Subaccount”) may also become extremely low and possibly negative.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve their investment objective(s). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.

Portfolio	Type of Portfolio	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Growth Fund	Mid Cap Growth Equity	Sentinel Asset Management, Inc.	None
Money Market Fund	Money Market	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
AIM Variable Insurance Funds
AIM V.I. Dynamics Fund - Series I Shares	Mid Cap Growth Equity	A I M Advisors, Inc.	None
AIM V.I. Global Health Care Fund - Series I Shares	Sector Equity	A I M Advisors, Inc.	None
AIM V.I. Technology Fund - Series I Shares	Sector Equity	A I M Advisors, Inc.	None
The Alger American Fund:
Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
Leveraged AllCap Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Small Capitalization Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio	Large Value Equity	American Century Investment Management, Inc.	None
VP Value Portfolio	Mid Cap Value Equity	American Century Investment Management, Inc.	None
VP Inflation Protection Fund, Class II	Income	American Century Investment Management, Inc.	None
Dreyfus Socially Responsible Growth Fund, Inc.	Large Cap Growth	The Dreyfus Corporation	None
Scudder VIT Funds:
Equity 500 Index Fund	Index Equity	Deutsche Asset Management, Inc.	Northern Trust Company, Inc
Small Cap Index Fund	Index Equity	Deutsche Asset Management, Inc.	Northern Trust Company, Inc
Fidelity® Variable Insurance Products Initial Class:
Overseas Portfolio	International Equity	Fidelity Management & Research Company	FMR U.K., FMR Far East, and Fidelity International Investment Advisers; Fidelity Investments Japan Limited
Investment Grade Bond Portfolio	Investment Grade Bond	Fidelity Management & Research Company	None
J.P. Morgan Series Trust II:
JPMorgan International Equity Portfolio	International Equity	J.P. Morgan Investment Management Inc.	None
JPMorgan Small Company Portfolio	Small Cap Blend Equity	J.P. Morgan Investment Management Inc.	None
The Universal Institutional Funds, Inc.:
Emerging Markets Equity Portfolio	International Equity	Morgan Stanley Investment Management Inc.	Morgan Stanley Investment

Portfolio	Type of Portfolio	Investment Adviser	Subadviser
Management Company
Core Plus Fixed Income Portfolio	Investment Grade Bond	Morgan Stanley Investment Management Inc.	None
High Yield Portfolio	Below Investment Grade Bond	Morgan Stanley Investment Management Inc.	None
U.S. Real Estate Portfolio	Sector Equity	Morgan Stanley Investment Management Inc.	None
Neuberger Berman Advisers Management Trust
Partners Portfolio	Large Value	Neuberger Berman Management, Inc.	None
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund	Mid Cap Growth Equity	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
Wells Fargo VT Opportunity Fund	Mid Cap Blend	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio or its affiliates in connection with administration or other services provided with respect to such portfolio and its availability under the Policies, which may include answering Owner’s questions about the portfolios, providing prospectuses, shareholder reports and other portfolio documents, providing portfolios and their Boards information about the Policies and their operations and/or collecting voting instructions for portfolio shareholder proposals. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2006, the percentages ranged from .05% to .25%, and the dollar amounts received ranged from $104.75 to $2,429.46 per adviser (this includes payments received in 2006 for services rendered in 2005). These payments may be used for any corporate purpose, including the payment of expenses that National Life and/or its affiliates incur in promoting, issuing, marketing and administering the Policies, which may the impact of indirectly promoting the portfolios. National Life and its affiliates may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Portfolios’ Investment Advisors or Distributors” in the Statement of Additional Information.”

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a distribution plan. The distribution plan is described in more detail in each ’portfolio’s prospectus. Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the portfolio’s adviser or subadviser is one of our affiliates or whether the portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Portfolios’ Investment Advisors Or Distributors.” We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, subadvisers (see the portfolios’ prospectuses for more information). As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from portfolio assets.

Addition, Deletion or Substitution of Investments

Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

1)	making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:
	(i)	operating the Separate Account as a management company under the 1940 Act;
	(ii)	deregistering the Separate Account under the 1940 Act if registration is no longer required;
	(iii)	combining or substituting separate accounts;
	(iv)	transferring the assets of the Separate Account to another separate account;
	(v)	making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
	(vi)	making other technical changes in the Policy to conform with any action described herein;

2)	if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such portfolio (the new portfolio may have higher fees and expenses than the ones it replaced);

3)	eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4)	transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and

5)	modifying the provisions of the Policies to comply with applicable laws.

If the underlying portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio). The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time. This means that a small number of Owners may control how we vote. Should Federal securities laws, regulations, or interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Net Investment Return of the Separate Account

The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account since the inception of the subaccounts through December 31, 2006.

The net investment returns reflect investment income and capital gains and losses less investment management fees and expenses and the Mortality and Expense Risk Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.
Returns are not annualized for periods under one year.

For the year ended December 31,

	Subaccount
Subaccount	Effective Date	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Sentinel Variable Products
Trust
Common Stock	03/01/99	15.77%	7.30%	9.30%	31.01%	-17.60%	-8.39%	-40.17%	4.06%	N/A	N/A	N/A
Mid Cap Growth	03/01/99	5.27%	3.44%	11.97%	41.40%	-24.33%	-24.50%	-14.76%	40.05%	N/A	N/A	N/A
Small Company	03/01/99	15.80%	7.86%	15.54%	39.00%	-14.20%	5.01%	-46.60%	27.31%	N/A	N/A	N/A
Bond	03/01/99	3.37%	1.58%	4.31%	5.51%	8.74%	7.06%	9.23%	-0.62%	N/A	N/A	N/A
Balanced	03/01/99	11.13%	5.31%	7.10%	23.34%	-10.55%	-7.32%	8.40%	2.41%	N/A	N/A	N/A
Money Market	03/01/99	4.37%	2.52%	0.63%	0.43%	1.01%	3.38%	6.27%	3.79%	N/A	N/A	N/A

AIM Variable Insurance
Funds
V.I. Dynamics –
Series I Shares	12/01/00	15.74%	10.37%	12.98%	37.38%	-32.12%	-31.36%	3.26%	N/A	N/A	N/A	N/A
V.I. Global Health
Care - Series I Shares	12/01/00	4.90%	7.80%	7.23%	27.37%	-24.69%	-12.87%	4.85%	N/A	N/A	N/A	N/A
V.I. Technology -
Series I Shares	12/01/00	10.13%	1.85%	4.30%	44.83%	-47.01%	-46.00%	-3.98%	N/A	N/A	N/A	N/A

	Subaccount
Subaccount	Effective Date	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Alger
American Fund
Growth Portfolio –
Class O Shares	03/01/99	4.81%	11.68%	5.16%	34.73%	-33.21%	-12.10%	-15.05%	28.54%	N/A	N/A	N/A
Leveraged AllCap
Portfolio – Class O
Shares	12/01/00	18.88%	14.08%	7.84%	34.29%	-34.12%	-16.20%	-0.89%	N/A	N/A	N/A	N/A
Small Capitalization
Portfolio – Class O
Shares	03/01/99	19.63%	16.51%	16.20%	41.89%	-26.46%	-29.74%	-27.43%	46.92%	N/A	N/A	N/A

American Century
Variable Portfolios, Inc.
VP Value	03/01/99	18.28%	4.70%	13.97%	28.55%	-12.90%	12.46%	17.76%	6.58%	N/A	N/A	N/A
VP Income & Growth	03/01/99	16.71%	4.30%	12.63%	28.94%	-19.63%	-8.65%	-10.91%	18.85%	N/A	N/A	N/A
VP Inflation
Protection, Class II	04/07/03	1.26%	1.25%	5.49%	3.81%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Dreyfus
Dreyfus Socially
Responsible Growth
Fund, Inc.	12/01/2000	8.85%	3.29%	5.87%	25.60%	-29.17%	-22.82%	-0.39%	N/A	N/A	N/A	N/A

DWS VIT Funds
DWS Equity 500
Index VIP – Class A
Shares	05/04/1999	15.15%	4.34%	10.24%	27.75%	-22.56%	-12.46%	-9.53%	10.60%	N/A	N/A	N/A
DWS Small Cap
Equity Index VIP –
Class A Shares	05/04/1999	17.12%	3.93%	17.38%	45.96%	-20.84%	1.74%	-4.18%	17.06%	N/A	N/A	N/A

Fidelity® Variable
Insurance Product
Investment Grade
Bond Portfolio Initial
Class	12/01/2000	4.02%	1.87%	4.12%	4.87%	9.99%	8.12%	2.08%	N/A	N/A	N/A	N/A
Overseas Portfolio
Product Initial Class	12/01/2000	17.70%	18.67%	13.27%	42.91%	-20.53%	-21.42%	-0.97%	N/A	N/A	N/A	N/A

J.P. Morgan Series Trust II
International Equity
Portfolio	03/01/99	21.65%	10.34%	17.99%	32.02%	-18.57%	-19.40%	-16.11%	39.93%	N/A	N/A	N/A
Small Company
Portfolio	03/01/99	14.64%	3.09%	26.76%	35.54%	-21.90%	-8.32%	-11.61%	55.30%	N/A	N/A	N/A

Neuberger Berman
Advisers Management
Trust
Partners Portfolio – I
Class	03/01/99	11.88%	17.67%	18.59%	34.66%	-24.38%	-3.14%	0.37%	8.09%	N/A	N/A	N/A

Wells Fargo
VT Discovery Fund	03/01/99	14.28%	9.25%	18.77%	33.79%	-37.75%	-24.56%	-22.35%	87.95%	N/A	N/A	N/A
VT Opportunity Fund	03/01/99	11.86%	7.54%	17.84%	36.57%	-27.05%	10.83%	-7.98%	33.84%	N/A	N/A	N/A

Morgan Stanley
High Yield Portfolio,
Class I	12/01/2000	8.28%	0.74%	9.13%	25.31%	-7.57%	-4.78%	3.70%	N/A	N/A	N/A	N/A
US Real Estate
Portfolio - Class I	12/01/2000	37.61%	16.68%	35.96%	37.07%	-1.10%	9.49%	5.78%	N/A	N/A	N/A	N/A
Fixed Income
Portfolio - Class I	12/01/2000	3.40%	3.88%	4.03%	4.30%	6.98%	8.97%	2.49%	N/A	N/A	N/A	N/A
Emerging Markets
Equity Portfolio -
Class I	12/01/2000	36.71%	33.43%	22.72%	49.19%	-9.19%	-6.79%	-1.21%	N/A	N/A	N/A	N/A

THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

Purchasing a Policy

To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of ESI or a broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer. The Minimum Initial Premium must be submitted when the Policy is delivered. The Minimum Face Amount of a Policy is generally $5,000. The Minimum Initial Premium per set of Policies purchased at the same time and associated with a corporation or its affiliates, a trust or a partnership, or for a Policy owned by an individual, is $100,000.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

This Policy can be issued for Insureds with Issue Ages of at least 20. The maximum Issue Age for full medical underwriting is 85. The maximum Issue Age for guaranteed underwriting and simplified issue underwriting is 65. The Minimum Face Amount is $5,000. The Policies are available on a full medical underwriting basis, a simplified issue basis, or a guaranteed issue basis. Before issuing a Policy on a full medical underwriting basis, we will require that the proposed Insured meet certain underwriting standards satisfactory to us. In simplified issue cases, the application will ask three medical questions about the Insured. We reserve the right to revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. Acceptance is subject to our underwriting rules. We reserve the right to reject an application for any reason permitted by law.

The insurance underwriting and the determination of a proposed Insured’s Rate Class and whether to accept or reject an application for a Policy is made by National Life. National Life will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

Replacement of Existing Insurance. It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your insurance agent or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy could be delayed.

Tax Free “Section 1035” Exchanges. You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

Canceling a Policy (Free Look Right). The Policy provides for a “free-look” period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the later of the 10th day after you receive the Policy, or the 10th day after we mail notice of policy issue to the Owner, or any longer period provided by state law.

To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

Specialized Uses of the Policy. For Policies that are intended to be used in multiple employer welfare benefit plans established under §419A (f) (6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. The courts and the Internal Revenue Service have raised questions about certain of these arrangements under existing law, and the Internal Revenue Service has issued regulations under section 419A(f)(6). In addition, the IRS requires that plans substantially similar to those plans listed as abusive tax shelters pursuant to section 6011 must be disclosed to the Internal Revenue Service. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called “§ 419 plans.” We recommend that you seek independent advice on tax consequences. In the case of the Policies owned by these 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.

Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.

Premiums

Minimum Initial Premium. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

Amount and Timing of Premiums. Each subsequent premium payment must be at least $300. Subject to certain limitations described below, you have considerable flexibility in determining the amount and frequency of premium payments. Payments must be received at National Life’s Home Office.

At the time of application, you may select a planned annual premium schedule, based on a periodic billing mode of annual payments. You may request us to send an annual premium reminder notice. You may change the planned annual premium amount. Payments may be made by wire transfer or by check.

You are not required to pay the planned annual premiums in accordance with any specified annual schedule. You may pay premiums in any amount (subject to the $300 minimum and the limitations described in the next section), frequency and time period. Payment of the planned annual premiums will not, however, guarantee that the Policy will remain in force (except that if such premiums are at least equal to the Cumulative Minimum Monthly Premium, then the Policy will remain in force for at least 5 years). Instead, the duration of the Policy depends upon the Policy’s Net Account Value. Thus, even if planned annual premiums are paid, the Policy will lapse whenever the Net Account Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, and the Cumulative Minimum Monthly Premium has been paid).

Any payments made while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless we are notified in writing that the amount is to be applied as a loan repayment. No premium payments may be made after the Insured reaches Attained Age 99. However, loan repayments will be permitted after Attained Age 99.

Higher premium payments under Death Benefit Option A, until the Death Benefit Factor times the Cash Surrender Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower cost of insurance charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the Death Benefit Factor times the Cash Surrender Value exceeds the Face Amount plus the Account Value, the level of premium payments will not affect the Net Amount at Risk. (However, both the Account Value and Death Benefit will be higher if premium payments are higher and lower if premium payments are lower.)

Under either Death Benefit Option, if the Death Benefit is based on the Death Benefit Factor times the Cash Surrender Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges. Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

Premium Limitations. With regard to a Policy’s inside build-up, in the case of Policies to which the guideline premium test for federal income tax law compliance applies, the Internal Revenue Code of 1986 (the “Code”) provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under such a Policy exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, we will only accept that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. The excess will be promptly refunded, and in the cases of premiums paid by check, after such check has cleared. If there is an outstanding loan on the Policy, the excess may instead be applied as a loan repayment.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect such change. (See “Federal Tax Considerations,” below.)

Unless the Insured provides satisfactory evidence of insurability, we reserve the right to limit the amount of any premium payment if it increases the Net Amount at Risk.

For Policies to which the Cash Value Accumulation Test for federal income tax law compliance applies, the Internal Revenue Code does not provide any limits on premium payments in determining whether a policy qualifies as life insurance under the Code.

Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Loads. In the application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account. You may change these allocations at any time by written notice to us at our Home Office. The percentages of each Net Premium that may be allocated to any Subaccount must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. Except in the circumstances described in the following paragraph, National Life will allocate the Net Premiums as of the Valuation Date it receives such premium at its Home Office, based on the allocation percentages then in effect. Please note that if you submit your premium to your agent, we will not begin processing the premium until we have received it from your agent’s selling firm.

Any portion of the Initial Premium and any subsequent premiums received by National Life before the end of the free-look period held in the Money Market Subaccount until the earliest of:

1. the end of the tenth day following receipt of the Policy by the Owner, if we receive at our Home Office a signed delivery receipt for the Policy on or before that date;
2. the end of the day on which we receive at the Home Office a signed delivery receipt for the Policy, if on or between the eleventh and nineteenth days following receipt of the Policy by the Owner; or
3. the end of the 20th day following receipt of the Policy by the Owner, otherwise.

We will then, on the next Valuation Date, allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on the allocation percentage set forth in the application for such Subaccount.

The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Account Value among the Subaccounts of the Separate Account on any business day by making a written transfer request to us. Transfer requests must be in a form acceptable to us. Transfers among the Subaccounts of the Separate Account are made as of the Valuation Date on which the request for transfer is received at our Home Office. Please remember that a Valuation Day ends at the close of regular trading on the New York Stock Exchange each day it is open, which is usually 4:00 p.m. Eastern Time. We must receive your transfer request before the close of trading on the New York Stock Exchange for a transfer to be made on that Valuation Day. You may transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount or Subaccounts. However, Account Value may not be allocated to more than ten Subaccounts at any one time.

Currently an unlimited number of transfers are permitted without charge, and we have no current intent to impose a transfer charge in the foreseeable future. However, we reserve the right, upon prior notice to Owners, to change this policy so as to deduct a transfer charge of up to $25 from each transfer in excess of the twelfth transfer during any one Policy Year. We may do this if the expense of administering transfers becomes burdensome. All transfers effected on the same Valuation Date are treated as one transfer transaction. Transfers resulting from Policy loans, the exercise of the transfer right for change of investment policy, and the reallocation from the Money Market Subaccount following the free look period after the date the Policy is delivered, will not be subject to a transfer charge and will not count against the twelve free transfers in any Policy Year. Under present law, transfers are not taxable transactions.

Facsimile Transaction Privilege

You may effect changes in premium allocation, transfers, and loans of up to $25,000 and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at (802) 229-3931. We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Disruptive Trading

Policy. The Policies are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other Owners (and beneficiaries and portfolios). These risks include:

  the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;
  an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and
  increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolios, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Policy on our administrative system so that the system will have to be overridden by the staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios. We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies. The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policy should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Omnibus Orders. Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the portfolio could be adversely affected, including by (1) requiring the portfolio to maintain larger amounts of cash or cash-type securities than the portfolio’s manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Transfer Right for Change in Investment Policy

If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Account Value in such Subaccount to another Subaccount, without regard to any limits on transfers or free transfers.

Available Automated Portfolio Management Features

We currently offer, at no charge to you, two automated portfolio management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.

Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

Account Value

The Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy’s values in the Separate Account and the Loan Account. In Policy Years one and two, the Cash Surrender Value is the Account Value reflecting the Distribution Charge Refund, except when the state of governing jurisdiction is New York. In Policy Years 1 to 5 the Cash Surrender Value is further enhanced by reflecting the nonguaranteed enhancement, if applicable, described under “Enhancement of Cash Surrender Value in the Early Policy Years”, below. For Policies for which the state of governing jurisdiction is New York, Cash Surrender Value is calculated as the Account Value plus the nonguaranteed enhancement described below under “Enhancement of Cash Surrender Value in the Early Policy Years”. After the fifth Policy Anniversary, the Cash Surrender Value is equal to the Account Value. There is no guaranteed minimum for the Account Value in any of the Subaccounts of the Separate Account and, because the Account Value on any future date depends upon a number of variables, it cannot be predetermined.

The Net Account Value and Net Cash Surrender Value will reflect the Net Premiums paid, investment performance of the chosen Subaccounts of the Separate Account, any transfers, any Withdrawals, any loans, any loan repayments, any loan interest, and charges assessed in connection with the Policy.

Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Date multiplied by the net investment factor for that Subaccount on that Valuation Date.

Net Investment Factor. Each Subaccount of the Separate Account has its own net investment factor. The net investment factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

The asset charges for mortality and expense risks and for separate account administration will be deducted in determining the applicable net investment factor.

Calculation of Account Value. The Account Value is determined first on the date the Initial Premium is credited to the Policy and thereafter on each Valuation Date. On the date the Initial Premium is credited to the Policy, the Account Value will be the Net Premiums received, plus any earnings prior to that date, less the Monthly Deduction(s) due on such date. On each Valuation Date thereafter, the Account Value will be:

      (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount’s unit value on that date; plus

      (2) The value attributable to the Policy in the Loan Account.

Enhancement to Cash Surrender Value in the Early Policy Years

For Policies other than those for which the state of governing jurisdiction is New York, National Life currently provides enhancements to the Cash Surrender Values of the Policies during the first five Policy Years, to the extent shown below. National Life intends to recover these enhancements through charge-backs of distribution expenses. The enhancements are not guaranteed, however.

Policy Year	Cash Surrender Value Enhancement
1	lesser of:	(w) 4% of the first year premium, or
(x) 2/3 of the total first year Distribution Charge

2	sum of:
	(a) lesser of	(w) 4% of the first year premium, or
(x) 2/3 of the total first year Distribution Charge; and
	(b) lesser of:	(y) 6% of second year premium or
(z) the second year Distribution Charge

3	sum of:
	(a) lesser of:	(w) 4% of the first year premium, or
(x) 2/3 of the total first year Distribution Charge; and
	(b) lesser of:	(y) 6% of second year premium or
(z) the second year Distribution Charge

4	60% of the sum of:
	(a) lesser of:	(w) 4% of the first year premium, or
(x) 2/3 of the total first year Distribution Charge; and
	(b) lesser of:	(y) 6% of second year premium or
(z) the second year Distribution Charge

5	20% of the sum of:
	(a) lesser of:	(w) 4% of the first year premium, or
(x) 2/3 of the total first year Distribution Charge; and
	(b) lesser of:	(y) 6% of second year premium or
(z) the second year Distribution Charge.

For Policies for which the state of governing jurisdiction is New York, the enhancement adds to Account Value as shown below:

Policy year 1:	An amount equal to one third (1/3) of first year premium load plus lower of 4% of
First year premium or two third of the total first year premium load
Policy year 2:	Amount of enhancement in Policy Year 1 plus an amount equal to lower of 6% of
Second year premium or second year premium load less 2% of second year premium
Policy year 3:	Same as in Policy Year 2
Policy year 4:	60% of enhancement in Policy Year 3
Policy year 5:	20% of enhancement in Policy year 3
Policy year 6: and thereafter:	Enhancement is zero.

DEATH BENEFIT

General. As long as the Policy remains in force, the Death Benefit of the Policy will, upon due proof of the Insured’s death (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option, unless the claim is contestable in accordance with the terms of the Policy. The proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. The Death Benefit payable under Option A will be the greater of the Face Amount or the Death Benefit Factor times the Cash Surrender Value on the date of death; under Option B, the Death Benefit will be the greater of the Face Amount plus the Account Value on the date of death, or the Death Benefit Factor times the Cash Surrender Value on the date of death, in each case plus any Supplemental Term Insurance Amount, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

Federal Income Tax Law Compliance Test Options. The Policy must satisfy either of two death benefit compliance tests in order to qualify as life insurance under section 7702 of the Internal Revenue Code: the Cash Value Accumulation Test or the guideline premium test. Each test effectively requires that the Policy’s Death Benefit, plus any outstanding Policy loans and accrued interest, and any unpaid Monthly Deductions, must always be equal to or greater than the Cash Surrender Value multiplied by a certain percentage (the “Death Benefit Factor”). Thus, the Policy has been structured so that the Death Benefit may increase above the Face Amount in order to comply with the applicable test. The Death Benefit Factor for the guideline premium test varies only by age, as shown below:

Death		Death
Attained Age	Benefit Factor	Attained Age	Benefit Factor
40 and under	250%	70	115%
45	215%	75-90	105%
50	185%	91	104%
55	150%	92	103%
60	130%	93	102%
65	120%	94	101%
		95+	100%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

The Death Benefit Factor for the Cash Value Accumulation Test varies by age and sex, and generally such Death Benefit Factors are different from those for the guideline premium test. The guideline premium test also imposes maximum premium limits, whereas the Cash Value Accumulation test does not.

You must select and specify on the application which of the two federal tax death benefit compliance tests will apply. Once the Policy is issued, you may not change this selection. In general, where maximum accumulation of Account Value during the initial Policy Years is a primary objective, the Cash Value Accumulation Test is more appropriate. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, the guideline premium test is generally more appropriate. You should take into account in considering the guideline premium test that both Option A and Option B are available, and that it is possible to change from time to time between Option A and Option B. Because the selection of the federal tax death benefit compliance test depends on complex factors and may not be changed, prospective purchasers of the Policy should consult with a qualified tax adviser before making this election.

In 2001 we began to use uni-smoke factors for purposes of testing compliance with section 7702, rather than the smoker distinct factors used previously.

Death Benefit Options. The Policy provides two Death Benefit Options: Option A and Option B. Policies that use the guideline premium test as the federal tax death benefit compliance test may select either Death Benefit Option A or Option B. You designate the Death Benefit Option in the application, and you may change it as described in “Change in Death Benefit Option,” below. Only Option A is available for Policies which use the Cash Value Accumulation Test as the federal tax death benefit compliance test.

Option A. The Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Cash Surrender Value on the Valuation Date on or next following the Insured’s date of death multiplied by the applicable Death Benefit Factor, in each case less any outstanding Policy loan and accrued interest thereon, and less any unpaid Monthly Deductions.

Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40, the guideline premium test has been elected, and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have a Death Benefit of $200,000, assuming no Policy loans outstanding and no unpaid Monthly Deductions. The Death Benefit Factor for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or greater than 2.50 times the Cash Surrender Value, any time the Cash Surrender Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Cash Surrender Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Cash Surrender Value of $90,000 will have a Death Benefit of $225,000 (2.50 x $90,000, and a Cash Surrender Value of $150,000 will have a Death Benefit of $375,000 (2.50 x $150,000).

Similarly, any time the Cash Surrender Value exceeds $80,000, each dollar taken out of the Cash Surrender Value will reduce the Death Benefit by $2.50. If at any time, however, the Cash Surrender Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

If the Cash Value Accumulation Test for tax compliance applies to a Policy, the Death Benefit Factors will be different but the above example otherwise applies.

Option B. The Death Benefit is equal to the greater of (a) the Face Amount of the Policy plus the Account Value and (b) the Cash Surrender Value on the Valuation Date on or next following the Insured’s date of death multiplied by the applicable Death Benefit Factor (shown in the table above), in each case less any outstanding Policy loan and accrued interest thereon, and less any unpaid Monthly Deductions. As noted above, Option B is only available for Policies on which the guideline premium test has been elected.

Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option B, a Policy with a face amount of $200,000 will generally have a Death Benefit of $200,000 plus the Cash Surrender Value, assuming no Policy loans outstanding and no unpaid Monthly Deductions. Thus, for example, a Policy with a $50,000 Cash Surrender Value will have a Death Benefit of $250,000 ($200,000 plus $50,000). Because the applicable Death Benefit Factor is 250%, the Death Benefit will be at least 2.50 times the Cash Surrender Value. As a result, if the Cash Surrender Value exceeds $133,333; the Death Benefit will be greater than the Face Amount plus the Cash Surrender Value. Each additional dollar added to the Cash Surrender Value above $133,333 will increase the Death Benefit by $2.50. An Insured with a Cash Surrender Value of $150,000 will have a Death Benefit of $375,000 (2.50 x $150,000), and a Cash Surrender Value of $200,000 will yield a Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Cash Surrender Value exceeds $133,333, each dollar taken out of the Cash Surrender Value will reduce the Death Benefit by $2.50. If at any time, however, the Cash Surrender Value multiplied by the specified percentage is less than the Face Amount plus the Cash Surrender Value, the Death Benefit will be the Face Amount plus the Cash Surrender Value.

At Attained Age 99, Option B automatically becomes Option A.

Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

Change in Death Benefit Option. After the first Policy Year, the Death Benefit Option in effect for Policies that have elected the guideline premium test as the federal tax death benefit compliance test may be changed by sending National Life a written request. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Anniversary on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Account Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Account Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Account Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Account Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made.

If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance (such limitations apply only to Policies to which the guideline premium test for federal income tax law compliance has been elected), we will not effect the change.

A change in the Death Benefit Option may have Federal income tax consequences. (See “Tax Treatment of Policy Benefits,” below.)

How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Account Value in the following circumstances. The Death Benefit under Option A will vary with the Account Value whenever the Death Benefit Factor multiplied by the Cash Surrender Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Account Value and (b) the Cash Surrender Value multiplied by the Death Benefit Factor.

Supplemental Term Insurance. As discussed in more detail under “Supplemental Term Insurance Rider”, below, we offer optional term insurance. This rider provides a death benefit upon death of the Insured that supplements the Death Benefit under the base Policy. The death benefit under this rider generally may be more cost effective to you than increasing your Face Amount under the Policy.

Ability to Adjust Face Amount

Subject to certain limitations, you may increase or decrease the Policy’s Face Amount by submitting a written application to National Life. The effective date of an increase will be the Monthly Policy Date on or next following our approval of the request, and the effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. Consult a tax advisor before increasing or decreasing the Face Amount. The effects of changes in Face Amount on Policy charges, as well as other considerations, are described below. The Face Amount and any change in Face Amount do not include any coverage provided by the Term Rider, if it has been elected.

Increase. To obtain an increase in the Face Amount, you should submit an application for the increase. We reserve the right to require evidence satisfactory to us of the Insured’s insurability, if the Net Amount at Risk would increase. For Policies issued on the basis of guaranteed issue underwriting, increases in Face Amount are limited to a maximum of 10% without medical underwriting. Automated annual increases in Face Amount of specified percentages or dollar amounts, or in the amount of premium payments, may be elected. You may not increase the Face Amount after the Insured’s Attained Age 85 (Attained Age 65 in the case of guaranteed issue or simplified issue underwriting).

On the effective date of an increase, and taking the increase into account, the Net Account Value must be greater than the Monthly Deductions then due. If the Net Account Value is not sufficient, the increase will not take effect until you make a sufficient additional premium payment to increase the Net Account Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly cost of insurance charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount.

Decrease. By providing a written request, you may decrease the Face Amount of the Policy. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $5,000, or may not be less than the minimum amount for which the Policy qualify as life insurance for federal income tax purposes under the Internal Revenue Code.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges.

For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the increase in Face Amount provided by the most recent increase; (b) the next most recent increases, in inverse chronological order; and (c) the Face Amount on the Date of Issue.

Payment of Policy Benefits.

You may decide the form in which Death Benefit proceeds will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, the Death Benefit under a Policy will ordinarily be paid to the Beneficiary within seven days after National Life receives proof of the Insured’s death at its Home Office and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after National Life receives proof of the Insured’s death at its Home Office and all other requirements are satisfied.

Interest at the annual rate of 4% or any higher rate declared by us or required by law is paid on the Death Benefit from the date of death until payment is made.

Any amounts payable as a result of surrender, will ordinarily be paid within seven days of receipt of written request at National Life’s Home Office in a form satisfactory to National Life. Any amounts payable as a result of a Withdrawal or Policy loan will ordinarily be paid within seven days of the Valuation Date on which such Withdrawal or Policy loan is validly requested. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or draft, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

Generally, the amount of a payment will be determined as of the date of receipt by National Life of all required documents. However, National Life may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount’s assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of National Life policyholders.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner’s account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

POLICY LOANS

General. You may, on any Valuation Date, borrow money from National Life using the Policy as the only security for the loan. In most states, the amount of these loans may not exceed the Policy’s Net Account Value on the date of receipt of the loan request, minus three times the Monthly Deduction for the next Monthly Policy Date. In Vermont, the maximum amount of all loans is the Net Account Value. For Policies for which the state of governing jurisdiction is New York, the maximum amount of all loans is calculated as follows:

As of the beginning of any Policy month, the greater of:

(1) Account Value plus Net Premium if any, less any Withdrawal, less the Minimum Net Premium, all discounted at the loan interest rate from the succeeding Policy Anniversary to present, less any outstanding Policy loan.
or
(2) 75% of the Net Account Value as of the date of the loan.

If the Policy has been purchased for employee benefit funding in the state of New York, then the maximum annual loan as a percentage of Net Account Value per each policy year during the first five Policy Years will not exceed the following percentages:

Policy Year	Percentage
1	30%
2	45%
3	60%
4	75%
5	90%

The Company reserves the right to increase the above percentages if the Owner provides a satisfactory written explanation pertaining to any unforeseen substantial loss of income or unforeseen increase in financial obligations.

While the Insured is living, you may repay all or a portion of a loan and accrued interest. Loans may be taken by making a written request to us at our Home Office. Loan proceeds will be paid within seven days of the Valuation Date on which a valid loan request is received at our Home Office.

Interest Rate Charged. We currently charge the following interest rates on Policy loans:

     Policy Years 1 – 7: 4.47% per year;
     Policy Years 8 – 10: 4.37% per year;
     Policy Years 11 – 20: 4.27% per year; and
     Policy Years 21 and thereafter: 4.22% per year.

However, these interest rates are not guaranteed. We may in the future charge our guaranteed maximum interest rate of 4.60%.

Interest is charged from the date of the loan and will be added to the loan balance at the end of the Policy Year and bear interest at the same rate. The tax treatment of no or low cost loans is uncertain (see “Tax Treatment of Policy Benefits, below).

Allocation of Loans and Collateral. When a Policy loan is taken, Account Value is held in the Loan Account as Collateral for the Policy loan. Account Value is taken from the Subaccounts of the Separate Account based upon the proportion that each Subaccount’s value bears to the total Account Value in the Separate Account.

The Collateral for a Policy loan will initially be the loan amount. Any loan interest due and unpaid will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Separate Account, and hold the Collateral in the Loan Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral. We will credit the amount held in the Loan Account as Collateral with interest at an effective annual rate of 4%.

Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Account Value, and may permanently affect the Death Benefit under the Policy. The effect on the Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts is less than or greater than the interest being credited on the amounts held as Collateral in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

Loan Repayments. We will assume that any payments made while there is an outstanding loan on the Policy are premium payments, rather than loan repayments, unless we receive written instructions that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Loan Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account based on the proportion that each Subaccount’s value bears to the total Account Value in the Separate Account.

Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Account Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Tax Treatment of Policy Benefits,” below.)

Tax Considerations. Any loans taken from a “Modified Endowment Contract” will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See “Federal Tax Considerations – Tax Treatment of Policy Benefits - Distributions from Policies Classified as Modified Endowment Contracts,” below.) The tax consequences associated with no or low cost Policy loans from a Policy that is not a modified endowment contract are unclear. A tax adviser should be consulted before taking out a Policy loan.

SURRENDERS AND WITHDRAWALS

At any time before the death of the Insured, you may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value will equal the Cash Surrender Value less any Policy loan and accrued interest. The Net Cash Surrender Value will be determined by National Life on the Valuation Date it receives, at its Home Office, a written surrender request signed by the Owner, and the Policy. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to National Life. We will ordinarily mail surrender proceeds to you within seven days of receipt of the request. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or draft, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below).

Before the death of the Insured and on any Valuation Date after the first Policy Anniversary, you may withdraw a portion of the Policy’s Net Account Value. The maximum Withdrawal is the Net Account Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction on the most recent Monthly Policy Date.

The Withdrawal will be taken from the Subaccounts of the Separate Account based upon the proportion that each Subaccount’s value bears to the total Account Value in the Separate Account.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option and federal tax death benefit compliance test in effect and whether the Death Benefit is based on the applicable Death Benefit Factor times the Cash Surrender Value.

Option A. The effect of a Withdrawal on the Face Amount and Death Benefit under Option A and the guideline premium test for tax law compliance is as follows:

If the Face Amount divided by the Death Benefit Factor times the Cash Surrender Value exceeds the Account Value just after the Withdrawal, a Withdrawal will reduce the Face Amount by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40, there is no indebtedness and there is no Term Insurance Amount. The applicable Death Benefit Factor is 250% for an Insured with an Attained Age under 40, if the guideline premium test is in effect as the federal tax death benefit compliance test.

Under Option A, a Policy with a Face Amount of $300,000 and an Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the Owner takes a Withdrawal of $10,000. The Withdrawal will reduce the Account Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the Death Benefit Factor is $120,000 ($300,000 / 2.50), which exceeds the Account Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Face Amount will be reduced by $10,000 to $290,000.

If the Face Amount plus the Term Insurance Amount, divided by the applicable Death Benefit Factor times the Cash Surrender Value does not exceed the Cash Surrender Value just after the Withdrawal, then the Face Amount is not reduced. The Face Amount will be reduced by the lesser of such excess or the amount of the Withdrawal.

A decrease in total insurance coverage shall apply first to any Supplemental Term Insurance Amount provided by a Term Rider on this Policy, then to any increase in Face Amount in reverse order in which they were made, and then to the Face Amount on the Date of Issue.

Under Option A, a policy with a Face Amount of $300,000, an Account Value of $150,000, and no Term Insurance Amount will have a Death Benefit of $375,000 ($150,000 x 2.50). Assume that the Owner takes a Withdrawal of $10,000. The Withdrawal will reduce the Account Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable Death Benefit Factor is $120,000, which does not exceed the Account Value after the Withdrawal. Therefore, the Face Amount stays at $300,000 and the Death Benefit is $350,000 ($140,000 x 2.50).

Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

If the Death Benefit plus any outstanding Policy loans and any unpaid Monthly Deductions equals the Face Amount plus the Account Value, a Withdrawal will reduce the Account Value by the amount of the Withdrawal and thus the Death Benefit will also be reduced by the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Account Value of $90,000 will have a Death Benefit of $390,000 ($300,000 + $90,000), assuming no outstanding Policy loans and no unpaid Monthly Deductions. Assume the Owner takes a Withdrawal of $20,000. The Withdrawal will reduce the Account Value to $70,000 ($90,000 - $20,000) and the Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

If the Death Benefit immediately prior to the Withdrawal is based on the applicable Death Benefit Factor times the Cash Surrender Value, the Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Account Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable Death Benefit Factor times the Cash Surrender Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Account Value of $210,000 will have a Death Benefit of $525,000 ($210,000 X 2.5), assuming no Policy loans outstanding and no unpaid Monthly Deductions. Assume the Owner takes a Withdrawal of $60,000. The Withdrawal will reduce the Account Value to $150,000 ($210,000 - $60,000), and the Death Benefit to the greater of (a) the Face Amount plus the Account Value, or $450,000 ($300,000 + $150,000) and (b) the Death Benefit based on the applicable Death Benefit Factor times the Cash Surrender Value, or $375,000 ($150,000 X 2.50). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.

If you have elected the Cash Value Accumulation Test for tax law compliance, a Withdrawal will decrease Face Amount by an amount equal to the amount withdrawn times 1.00327374.

Because a Withdrawal can affect the Face Amount and the Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. Because a Withdrawal reduces the Net Account Value, the likelihood that the Policy will lapse is increased. A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance under the guideline premium test; we will not allow such Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office. A Withdrawal will ordinarily be paid within seven days of the Valuation Date on which a valid Withdrawal request is received.

A Withdrawal of Net Account Value may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

LAPSE AND REINSTATEMENT

Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Net Account Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid.

The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by National Life. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, you would have to during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Net Account Value, plus three times the Monthly Deduction due the date the Grace Period began. The notice sent by National Life will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

Reinstatement. A Policy that lapses without value may be reinstated at any time within five years after the beginning of the Grace Period by submitting evidence of the Insured’s insurability satisfactory to National Life and payment of an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement, which is, unless otherwise required by state law, the Monthly Policy Date on or next following the date the reinstatement application is approved. However, where the state of governing jurisdiction is New York, such payment is calculated as three times the Monthly Deduction due when the grace period began, plus any Premium Loads, accumulated at 6% per year, plus any debt owed to us on the Policy. Upon reinstatement, the Account Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Date of Issue as it had prior to the lapse. The Policy Protection Period may not be reinstated.

CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy. We intend to profit from these charges.

Services and benefits we provide include:
  the death benefits, cash and loan benefits provided by the Policy;
  the funding choices, including net premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs;
  the administration of various elective options under the Policy (including any riders); and
  the distribution of various reports to Owners.
Costs and Expenses we incur include:
  those associated with underwriting applications and changes in Face Amount and any riders;
  various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);
  sales and marketing expenses; and
  other costs of doing business, such as complying with federal and state regulatory requirements.
Risks we assume include the risks that:
  insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and
  the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

Premium Loads

A Premium Load will be deducted from each premium payment. The Premium Load consists of the Distribution Charge and the Premium Tax Charge.

The Distribution Charge is deducted to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of applications of the applications, establishing Policy records, and Policy issue. We do not expect the Distribution Charge to cover all of these costs. To the extent they do not, we will cover the short-fall from our general account assets, which may include profits from the Mortality and Expense Risk Charge and the Cost of Insurance Charge. The Distribution Charge is equal to, in Policy Year 1, 13% of premiums paid during the Policy Year up to the Target Premium, and 0.5% of premiums paid in excess of the Target Premium. In Policy Years 2 through 7, the Distribution Charge is equal to 15% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. In Policy Years 8 and thereafter, the Distribution Charge will be 5% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. For this purpose, the Target Premium equals 1.25 times the annual whole life premium which would be calculated for the Policy using the applicable 1980 Commissioners Standard Ordinary Mortality Table and an interest rate of 3.5%.

The Premium Tax Charge will vary from state to state, and will be equal to the actual amount of premium tax or retaliatory tax assessed on sales in the jurisdiction in which the Policy is sold. Currently Vermont–domiciled insurance companies are assessed a premium tax or a retaliatory tax on sales of life insurance in all states. Premium taxes generally range from 2% to 3.5%. Premium taxes may range up to 2% for certain cities in South Carolina and 12% for certain jurisdictions in Kentucky.

Monthly Deductions

Charges will be deducted from the Account Value on or as of the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components - (a) the Cost of Insurance Charge, (b) the Policy Administration Charge, (c) for Policies issued on the basis of full medical underwriting, the Underwriting Charge, and (d) for Policies containing a Term Rider, the charges associated with the Term Rider. Because portions of the Monthly Deduction, such as the Cost of Insurance Charge, can vary from Policy Month to Policy Month, the Monthly Deduction may vary in amount from Policy Month to Policy Month. The Monthly Deduction will be deducted on a pro rata basis from the Subaccounts of the Separate Account.

Cost of Insurance Charge. The cost of insurance charge is the primary charge for the death benefit provided by your Policy. The monthly cost of insurance charge is calculated by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the Insured’s age and the Duration of the Policy, may vary, the cost of insurance charge will likely be different from month to month. We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.

(1)

Net Amount At Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Death Benefit exceeds the Account Value. It measures the amount that National Life would have to pay in excess of the Policy’s Account Value if the Insured died. The actual calculation uses the Death Benefit divided by 1.00327234 to take into account assumed monthly earnings at an annual rate of 4%. The Net Amount at Risk is determined separately for the Face Amount on the Date of Issue and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Account Value is first applied to the Face Amount on the Date of Issue. If the Account Value exceeds the Face Amount on the Date of Issue, the excess is then applied to any increases in Face Amount in the order such increases took effect.

If the Net Amount at Risk increases, your monthly cost of insurance charge will increase proportionately. The Net Amount at Risk may increase if, for example, the Death Benefit is based on the Face Amount and the Account Value decreases because of negative investment results. The Net Amount at Risk may also increase if the Death Benefit is based on the Death Benefit Factor times the Cash Surrender Value and the Account Value rises because of positive investment results. The Net Amount at Risk may decrease in the opposite situations, and if it does, your monthly cost of insurance charge will decrease proportionately.

(2)	Cost of Insurance Rate. Policies may be issued

	(a)	after full medical underwriting of the proposed Insured,

	(b)	on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy, or

	(c)	on a simplified underwriting basis, under which medical underwriting is limited to requiring the proposed Insured to answer three medical questions on the application.

Current cost of insurance rates for Policies issued on a guaranteed issue basis or a simplified underwriting basis are higher than current standard cost of insurance rates for healthy Insureds who undergo medical underwriting.

Guaranteed Rates. The guaranteed maximum cost of insurance rates are set forth in the Policy, and will depend on the Insured’s Attained Age, Rate Class, and the applicable 1980 Commissioners Standard Ordinary Smoker/Nonsmoker/Unismoker Mortality Table. If you are based in Montana you must generally select a “unisex” Rate Class.

Current Rates and How They are Determined. The actual cost of insurance rates used (“current rates”) will depend on the Insured’s Attained Age, Rate Class, underwriting method, and Duration. These current cost of insurance rates is set based on National Life’s anticipated mortality experience. Generally rates are higher for an older insured, if the Insured is a smoker, or if the Insured is in a substandard rate class (usually because of a health issue). Generally rates are lower for insureds in a fully medically underwritten preferred rate class. Rates may also be higher for a Policy that has a longer Duration, compared to another Policy with identical characteristics and a shorter Duration. As noted above, rates for Policies issued on the basis of guaranteed issue or simplified issue will generally be higher. We periodically review the adequacy of our current cost of insurance rates and may adjust their level if our anticipated mortality experience changes. However, our cost of insurance rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, Rate Class, underwriting method, and with Policies of the same Duration.

A cost of insurance rate is determined separately for the Face Amount on the Date of Issue and any increases in Face Amount. In calculating the Cost of Insurance Charge, the rate for the Rate Class on the Date of Issue is applied to the Net Amount at Risk for the Face Amount on the Date of Issue (see “Rate Class”, below). For each increase in Face Amount, the rate for the Rate Class applicable to the increase is used. If, however, the Death Benefit is based on the Cash Surrender Value times the Death Benefit Factor, the rate for the Rate Class for the Face Amount on the Date of Issue will be used for the amount of the Death Benefit in excess of the total Face Amount.

Rate Class. The Rate Class of the Insured will affect the guaranteed and current cost of insurance rates. National Life currently places Insureds into, for each of guaranteed issue, simplified issue, and full medical underwriting, male non-smoker, female non-smoker, unisex non-smoker, male smoker, female smoker, unisex smoker, unisex unismoker, male unismoker, and female unismoker Rate Classes. For full medical underwriting cases, preferred and substandard rate classes may also apply. Substandard, smoker, male, guaranteed issue and simplified issue Rate Classes reflect higher mortality risks. The unisex Rate Classes are not available in certain states.

Cost of Term Insurance. For Policies which include the Term Rider, the cost of term insurance under the Rider will be the Supplemental Term Insurance Amount, divided by 1.00327234, times the same cost of insurance rates that apply to the Net Amount at Risk for the Face Amount.

Policy Administration Charge. The Policy Administration Charge, which is currently $5.50 per month, will be deducted from the Account Value on or as of the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. The Policy Administration Charge may be increased, but is guaranteed never to exceed $8.00 per month.

Underwriting Charge. Policies issued on the basis on full medical underwriting will be assessed an Underwriting Charge, deducted monthly as part of the Monthly Deduction. The Underwriting Charge totals $20 in Policy Year 1, and $45 in each of the next four Policy Years. Policies issued on the basis of guaranteed issue or simplified issue will not be assessed an Underwriting Charge.

Mortality and Expense Risk Charge

A daily Mortality and Expense Risk Charge will be assessed against the Separate Account. The current annual rates are set forth below for the various Policy Years of a Policy.

               For Policy Years 1 – 7: 0.22% of Account Value in the Separate Account
               For Policy Years 8 –10: 0.12% of Account Value in the Separate Account
               For Policy Years 11-20: 0.02% of Account Value in the Separate Account; and
               For Policy Year 21 and thereafter: 0.00% of Account Value in the Separate Account.

We may increase the above rates for the Mortality and Expense Risk Charge, but the charge is guaranteed not to exceed 0.60% of Account Value in the Separate Account at all times. We expect to profit from this charge and may use the charge for lawful purposes, including covering distribution expenses.

Separate Account Administration Charge

A daily Separate Account Administration Charge is assessed against the Separate Account. This daily charge is assessed at an annual rate of 0.10% of the Account Value in each Subaccount of the Separate Account. This charge is guaranteed not to increase. National Life currently intends to reduce the Separate Account Administration Charge for Policy Years after Policy Year 20 to 0.07% annually. This cost reduction is not guaranteed, however, and will be continued only if our expense experience with the Policies justifies it.

Transfer Charge

Currently, unlimited transfers are permitted among the Subaccounts. We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of up to $25 on each transfer in excess of twelve transfers in any Policy Year. We may do this if the expense of administering transfers becomes burdensome.

If imposed, the transfer charge will be deducted from the Subaccounts based on the proportion that each Subaccount’s value bears to the total Account Value in the Separate Account. All transfers effected on the same Valuation Date would be treated as one transfer transaction. The transfer charge will not apply to transfers resulting from Policy loans, the exercise of the transfer right due to the change in investment policy of a Subaccount, or the initial reallocation of Account Values from the Money Market Subaccount to other Subaccounts. These transfers will not count against the twelve free transfers in any Policy Year.

Other Charges

The Separate Account purchases shares of the portfolios at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the portfolios. The fees and expenses for the portfolios are described briefly in connection with a general description of each portfolio.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

More detailed information is contained in the portfolios’ prospectuses that accompany this prospectus.

Possible Charge for National Life’s Taxes

At the present time, National Life makes no charge for any Federal, state or local taxes (other than state premium taxes or the DAC Tax) that the Company incurs that may be attributable to the Separate Account or to the Policies. National Life, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the Separate Account to National Life’s general account. Any investment earnings on tax charges accumulated in the Separate Account will be retained by National Life.

SUPPLEMENTAL TERM INSURANCE RIDER

At your option, the Term Rider, which is subject to the restrictions and limitations set forth in the Rider, may be included in a Policy. Election of the Term Rider will result in the Death Benefit including the Supplemental Term Insurance Amount. The charge for the Term Rider will be an amount included in the Monthly Deduction equal to the Supplemental Term Insurance Amount, divided by 1.00327234, times the cost of insurance rates which apply based on the Insured’s then Attained Age, sex (if applicable) and Rate Class applicable to the Insured on the date of issue of the Term Rider. At issue, costs can be decreased by purchasing a higher Supplemental Term Insurance Amount through the use of the Term Rider, because there is no Target Premium associated with the Supplemental Term Insurance Amount, which may have the effect of reducing the Premium Loads. For Policies issued in the State of Florida, the Supplemental Term Insurance Rider is not available after age 95. For Policies for which the state of governing jurisdiction is New York, the Supplemental Term Insurance Rider expires at the end of day before the insured reaches Attained Age 80.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the Federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium tax compliance test. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. While National Life believes that the policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal tax purposes.

Tax Treatment of Policy Benefits

In General. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”. Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts” (“MECs”), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy that are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

(2)	Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the Policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with no or low cost Policy loans are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f) (5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

ESI’s representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

The Policies may not be available in all states and the District of Columbia. The Policies are offered and sold only in those states where their sale is lawful.

Dealers are compensated for sales of the Policies by dealer concessions. During the first seven Policy Years, the gross dealer concession will not be more than 15% of the premiums paid up to the target Premium and 2.5% of the premiums paid in excess of the Target Premium. For Policy Years after Policy Year 7, the gross dealer concession will not be more than 5% of the premiums paid, up to the Target Premium, and 2.5% of the premiums in excess of the Target Premium. In addition, dealers will be paid amounts equal to 0.10% per annum of the Account Value in the Separate Account for the first twenty Policy Years and 0.05% per annum of such amount thereafter.

National Life may provide loans to registered representatives of unaffiliated broker-dealers to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Policies, and measures of business quality. Any loans or forgiveness of outstanding loans based on sales of Policies are provided through the distribution firm’s registered broker-dealer.

From time to time we may offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ fixed insurance products and National Life’s other variable products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid to registered representatives of ESI the amounts of which may be based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

LEGAL MATTERS

National Life, like other life insurance companies, is involved in lawsuits from time to time. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Separate Account.

OTHER POLICY PROVISIONS

Incontestability. The Policy will be incontestable after it has been in force during the Insured’s lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured’s lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

Misstatement of Age and Sex. If it is found that the amount of any benefit provided by the Policy is incorrect because of misstatement as to age or sex (if applicable), the Account Value and the Death Benefit will be equitably adjusted on the basis of the correct facts. When adjusting the Account Value, the adjustment will take effect on the Monthly Policy Date on or next following the date we have proof to our satisfaction of such misstatement. When adjusting the Death Benefit the adjustment shall take effect as of the Monthly Policy Date preceding the date of death.

FINANCIAL STATEMENTS

The financial statements of National Life and of the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s ability to meet its obligations under the Policies.

GLOSSARY

Account Value	The sum of the Policy’s values in the Separate Account and the Loan Account.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Beneficiary

The person(s) or entity (ies) designated to receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

Cash Surrender Value

The Account Value of the Policy reflecting, in Policy Years 1 and 2, the Distribution Charge Refund, and in Policy Years 1 to 5, the nonguaranteed enhancement during the first five Policy years described in this prospectus. The Cash Surrender Value is equal to the Account Value on the fifth Policy Anniversary and thereafter.

Collateral	The Account Value in the Loan Account which secures the amount of any Policy loan.

Cumulative Minimum Monthly Premium	The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month).

DAC Tax	A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

Date of Issue

The date which is the first Monthly Policy Date, which is set forth in the Policy Schedule A. It is used to determine Policy Years, Policy Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

Death Benefit

Under Option A, the greater of (a) the Face Amount or (b) the Death Benefit Factor times the Cash Surrender Value on the date of death; under Option B, the greater of (a) the Face Amount plus the Account Value on the date of death, or (b) the Death Benefit Factor times the Cash Surrender Value on the date of death; in each case plus any Supplemental Term Insurance Amount, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

Death Benefit Factor

A percentage specified in either the Cash Value Accumulation Test or the guideline premium test for qualification of a Policy as life insurance under the Internal Revenue Code, which when multiplied by the Cash Surrender Value, must always be less than or equal to the Death Benefit plus any outstanding Policy loans, accrued interest thereon, and any unpaid Monthly Deductions, and minus any dividends payable and any Supplemental term Insurance Amount.

Death Benefit Standard

The Death Benefit Factor multiplied by the Cash Surrender Value of the Policy on the date of the Insured’s death, less the amount of any Monthly Deductions then due, and less any outstanding Policy loans plus accrued interest.

Distribution Charge

An amount deducted from each premium to cover the cost of distribution of the Policy. The Distribution Charge is equal to, in Policy Year 1, 13% of premiums paid during the Policy Year up to the Target Premium, and 0.5% of premiums paid in excess of the target premium during the Policy Year. In Policy Years 2 through 7, the Distribution Charge is equal to 15% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. In Policy Years 8 and thereafter, the Distribution Charge will be 5% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year.

Distribution Charge Refund

An amount which will be added to Account Value as of the time of the applicable first year premium payments, to determine the proceeds payable to the Owner upon surrender during in Policy Years 1 or 2. Such amount shall be equal to the lesser of (a) the Premium Loads on all premiums paid in the first Policy Year, less 2% of such premiums paid in the first Policy Year, or (b) one third of the Premium Loads paid on all premiums paid in the first Policy Year, plus 2% of such premiums, less the Premium Tax Charge. The Distribution Charge Refund is zero at all times after the first Policy Year.

Dollar Cost Averaging	Permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis.

Duration

The number of full years the insurance has been in force; for the Face Amount on the Date of Issue, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount	The Face Amount of the Policy on the Date of Issue plus any increases in Face Amount and minus any decreases in Face Amount.

Grace Period

A 61-day period measured from the date on which notice of pending lapse is sent by National Life, during which the Policy will not lapse and  insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment at least equal to three times the Monthly Deduction due the date when the Grace Period began, plus any Premium Loads.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604.

Insured	The person upon whose life the Policy is issued.

Issue Age	The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

Loan Account	Account Value which is held in National Life’s general account as Collateral for Policy loans.

Minimum Face Amount	The Minimum Face Amount is $5,000.

Minimum Initial Premium

The minimum premium required to issue a Policy. The Minimum Initial Premium per set of Policies purchased at the same time and associated with a corporation or its affiliates, a trust, or a partnership, is $100,000.

Minimum Monthly Premium	An amount stated in the Policy, the payment of which each month will keep the Policy from entering a Grace Period during the Policy Protection Period.

Monthly Deduction

The amount deducted in advance from the Account Value on each Monthly Policy Date. It includes the Policy Administration Charge, the Cost of Insurance Charge, and, if applicable, the Underwriting Charge and the charge for the Term Rider.

Monthly Policy Date

The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Date, the Monthly Policy Date will be deemed to be the next Valuation Date.

Net Account Value	The Account Value of a Policy less any outstanding Policy loans and accrued interest thereon.

Net Amount at Risk

The amount by which (a) the Death Benefit, plus any outstanding Policy loans and accrued interest, and plus any unpaid Monthly Deductions, and divided by 1.0032734 (to take into account earnings of 4% per annum solely for the purpose of computing Net Amount at Risk), exceeds (b) the Account Value.

Net Cash Surrender Value	The Cash Surrender Value of a policy less any outstanding Policy Loans and accrued interest thereon.

Net Premium	The remainder of a premium after the deduction of the Premium Loads.

Owner	The person(s) or entity (ies) entitled to exercise the rights granted in the Policy.

Policy Administration Charge

A charge currently in the amount of $5.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses. National Life reserves the right to increase this charge up to an amount equal to $8.00 per month.

Policy Anniversary	The same day and month as the Date of Issue in each later year.

Policy Protection Period

The first five years after the Date of Issue of a Policy during which the Policy will not lapse regardless of whether net Account value is sufficient to cover the Monthly Deductions, provided that premium payments at least equal to the Cumulative Minimum Monthly Premium have been paid.

Policy Year	A year that starts on the Date of Issue or on a Policy Anniversary.

Portfolio Rebalancing	Permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Premium Loads	A charge deducted from each premium payment, which consists of the Distribution Charge and the applicable Premium Tax Charge

Premium Tax Charge	A charge deducted from each premium payment to cover the cost of all applicable state and local premium taxes.

Rate Class

The classification of the Insured for cost of insurance purposes. The Rate Classes are: for each of guaranteed issue, simplified issue, and full medical underwriting, there are male non-smoker, female non-smoker, unisex non-smoker, male smoker, female smoker, unisex nonsmoker, unisex unismoker, male unismoker, and female unismoker. For full medical underwriting cases, preferred and substandard rate classes may also apply.

Separate Account	National Variable Life Insurance Account.

Supplemental Term Insurance Amount

Additional insurance coverage provided by the Term Rider, equal to, under Option A, the Term Insurance Amount stated in the Policy less any excess of (a) the Policy’s Death Benefit Standard over (b) the Policy’s Face Amount on the date of the Insured’s death, less the amount of any Monthly Deductions then due, and less any outstanding Policy loans and accrued interest thereon, but not less than zero. Under Option B, the Supplemental Term Insurance Amount is equal to the Term Insurance Amount stated in the Policy less any excess of (a) the Policy’s Death Benefit Standard over (b) the Policy’s Face Amount on the date of the Insured’s death, plus the Account Value of the Policy on the date of the Insured’s Death, less the amount of any Monthly Deductions then due, and less any outstanding Policy loans and accrued interest thereon, but not less than zero.

Target Premium

An amount equal to 1.25 times the annual whole life premium which would apply to a Policy calculated by using the applicable 1980 Commissioners Standard Ordinary Mortality Table and an interest rate of 3.5%.

Term Insurance Amount	An amount stated in the Policy on which the Supplemental Term Insurance Amount is based.

Term Rider	An optional benefit that may be included in a Policy at the owner’s option, which provides additional insurance coverage in the form of the Supplemental Term Insurance Amount.

Valuation Date

Each day that the New York Stock Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the SEC. Unless otherwise indicated, whenever an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date. A Valuation Day ends at the close of regular trading of the New York Stock Exchange.

Withdrawal	A payment made at the request of the Owner pursuant to the right in the Policy to withdraw a portion of the Policy’s Net Account Value.

APPENDIX A
Illustration of Death Benefits, Account Values and Net Cash Surrender Values

The following tables illustrate how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each portfolio were a uniform, gross annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on Pages A-2 to A-4 illustrate a Policy issued to a male Insured, Age 45 based on Guaranteed Issue Underwriting with a Face Amount of $250,000 and planned annual premiums of $4,000 payable at the beginning of each year up to age 65. The Death Benefits, Account Values and Net Cash Surrender Values would be lower if the Insured was a smoker, because the cost of insurance charges is higher for smokers. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading “Guaranteed” assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the applicable 1980 CSO Table); the columns under the heading “Current” assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and the Mortality and Expense Risk Charge and the Policy Administration Charge are at the current rates.

The amounts shown in all tables reflect (1) the Mortality and Expense Risk Charge, (2) the Separate Account Administration Charge, and (3) an averaging of certain other asset charges described below that may be assessed under the Policy. The other asset charges reflected in the Current and Guaranteed illustrations equals an average of 0.84%.This total is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account. These asset charges do not take into account expense reimbursement arrangements may be in place for 2007 for some of the Portfolios. If these reimbursement agreements were reflected, the Account Values and Net Cash Surrender Values of a Policy which allocates Policy Values equally among the Subaccounts would be higher than those shown in the following tables. For information on portfolio expenses, see the prospectuses for the portfolios accompanying this prospectus.

The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if the actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premiums.

Upon request, National Life will provide a comparable illustration based upon the proposed Insured’s Age and Rate Class, the Death Benefit Option, the Death Benefit compliance test, Face Amount and planned annual premiums requested and the application of the Term Rider, if requested.

NATIONAL LIFE INSURANCE COMPANY
SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	GUARANTEED ISSUE
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $4,000
CASH VALUE ACCUMULATION TEST

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0% (NET ANNUAL RATE OF RETURN OF -1.52% FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES, -1.15% FOR THE FIRST SEVEN YEARS, -1.05% FOR THE NEXT THREE YEARS, -0.95% FOR THE NEXT 10 YEARS, AND -0.90% FOR YEARS AFTER THE TWENTIETH YEAR)

	Premium	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Int.	Account	Surrender	Death	Account	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	4,200	2,441	2,638	250,000	2,987	3,345	250,000
2	8,610	4,708	4,902	250,000	5,821	6,417	250,000
3	13,241	6,879	6,879	250,000	8,581	8,981	250,000
4	18,103	8,952	8,952	250,000	11,269	11,509	250,000
5	23,208	10,918	10,918	250,000	13,886	13,966	250,000
6	28,568	12,776	12,776	250,000	16,430	16,430	250,000
7	34,196	14,513	14,513	250,000	18,893	18,893	250,000
8	40,106	16,510	16,510	250,000	21,691	21,691	250,000
9	46,312	18,357	18,357	250,000	24,400	24,400	250,000
10	52,827	20,037	20,037	250,000	27,015	27,015	250,000
11	59,669	21,538	21,538	250,000	29,559	29,559	250,000
12	66,852	22,844	22,844	250,000	31,994	31,994	250,000
13	74,395	23,949	23,949	250,000	34,312	34,312	250,000
14	82,314	24,838	24,838	250,000	36,505	36,505	250,000
15	90,630	25,488	25,488	250,000	38,559	38,559	250,000
16	99,361	25,874	25,874	250,000	40,461	40,461	250,000
17	108,530	25,967	25,967	250,000	42,221	42,221	250,000
18	118,156	25,729	25,729	250,000	43,827	43,827	250,000
19	128,264	25,109	25,109	250,000	45,282	45,282	250,000
20	138,877	24,054	24,054	250,000	46,581	46,581	250,000
25	177,246	0	0	0	31,379	31,379	250,000
30	226,216	0	0	0	7,483	7,483	250,000

The Death Benefit may, and the Account Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT.

ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	GUARANTEED ISSUE
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $4,000
CASH VALUE ACCUMULATION TEST

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6% (NET ANNUAL RATE OF RETURN OF 4.39% FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES, 4.78% FOR THE FIRST SEVEN YEARS, 4.89% FOR THE NEXT THREE YEARS, 4.99% FOR THE NEXT 10 YEARS, AND 5.04% FOR YEARS AFTER THE TWENTIETH YEAR)

	Premium	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Int.	Account	Surrender	Death	Account	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	4,200	2,613	2,822	250,000	3,177	3,547	250,000
2	8,610	5,198	5,416	250,000	6,381	7,001	250,000
3	13,241	7,835	7,835	250,000	9,697	10,097	250,000
4	18,103	10,523	10,523	250,000	13,131	13,371	250,000
5	23,208	13,255	13,255	250,000	16,690	16,770	250,000
6	28,568	16,031	16,031	250,000	20,378	20,378	250,000
7	34,196	18,839	18,839	250,000	24,192	24,192	250,000
8	40,106	22,086	22,086	250,000	28,587	28,587	250,000
9	46,312	25,365	25,365	250,000	33,142	33,142	250,000
10	52,827	28,659	28,659	250,000	37,862	37,862	250,000
11	59,669	31,959	31,959	250,000	42,791	42,791	250,000
12	66,852	35,251	35,251	250,000	47,896	47,896	250,000
13	74,395	38,530	38,530	250,000	53,178	53,178	250,000
14	82,314	41,785	41,785	250,000	58,646	58,646	250,000
15	90,630	44,997	44,997	250,000	64,296	64,296	250,000
16	99,361	48,143	48,143	250,000	70,135	70,135	250,000
17	108,530	51,202	51,202	250,000	76,186	76,186	250,000
18	118,156	54,138	54,138	250,000	82,458	82,458	250,000
19	128,264	56,911	56,911	250,000	88,974	88,974	250,000
20	138,877	59,476	59,476	250,000	95,750	95,750	250,000
25	177,246	44,504	44,504	250,000	111,896	111,896	250,000
30	226,216	0	0	0	128,412	128,412	250,000

The Death Benefit may, and the Account Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT.

ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NATIONAL LIFE INSURANCE COMPANY
SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	GUARANTEED ISSUE
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $4,000
CASH VALUE ACCUMULATION TEST

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12% (NET ANNUAL RATE OF RETURN OF 10.30% FOR GUARANTEED CHARGES IN ALL YEARS. FOR CURRENT CHARGES, 10.72% FOR THE FIRST SEVEN YEARS, 10.83% FOR THE NEXT THREE YEARS, 10.94% FOR THE NEXT 10 YEARS, AND 10.99% FOR YEARS AFTER THE TWENTIETH YEAR)

	Premium	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Int.	Account	Surrender	Death	Account	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	4,200	2,786	3,006	250,000	3,367	3,748	250,000
2	8,610	5,710	5,954	250,000	6,964	7,610	250,000
3	13,241	8,874	8,874	250,000	10,905	11,305	250,000
4	18,103	12,299	12,299	250,000	15,228	15,468	250,000
5	23,208	16,006	16,006	250,000	19,977	20,057	250,000
6	28,568	20,023	20,023	250,000	25,195	25,195	250,000
7	34,196	24,371	24,371	250,000	30,926	30,926	250,000
8	40,106	29,516	29,516	250,000	37,708	37,708	250,000
9	46,312	35,095	35,095	250,000	45,180	45,180	250,000
10	52,827	41,140	41,140	250,000	53,415	53,415	250,000
11	59,669	47,698	47,698	250,000	62,559	62,559	250,000
12	66,852	54,818	54,818	250,000	72,659	72,659	250,000
13	74,395	62,566	62,566	250,000	83,821	83,821	250,000
14	82,314	71,015	71,015	250,000	96,173	96,173	250,000
15	90,630	80,238	80,238	250,000	109,852	109,852	250,000
16	99,361	90,325	90,325	250,000	125,018	125,018	250,000
17	108,530	101,381	101,381	250,000	141,863	141,863	259,163
18	118,156	113,524	113,524	250,000	160,442	160,442	285,870
19	128,264	126,894	126,894	250,000	180,892	180,892	314,508
20	138,877	141,663	141,663	250,000	203,396	203,396	345,271
25	177,246	213,558	213,558	324,404	330,091	330,091	501,423
30	226,216	316,979	316,979	436,828	532,873	532,873	734,351

The Death Benefit may, and the Account Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT.

ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B
Statement of Additional Information Table of Contents

B-1

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-278-3413. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life’s website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

File no. 811-09044

B-2

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

SENTINEL BENEFIT PROVIDER VARIABLE UNIVERSAL LIFE INSURANCE POLICY INTENDED
PRIMARILY FOR THE CORPORATE MARKET

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY
NATIONAL LIFE INSURANCE COMPANY
National Life Drive
Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Benefit Provider Variable Universal Life Insurance Policy intended primarily for the corporate market (“Policy”) offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2007 by calling 1-800-278-3413, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is
not a prospectus and should be read only in
conjunction with the prospectus for the Policy.

Dated May 1, 2007

i

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company (“National Life,” “we,” “our,” or “us”) is the insurance company that issues the Sentinel Benefit Provider variable universal life insurance policy (the “Policy”). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the “Separate Account”) was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. (“ESI”) is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

1

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to ESI*	Aggregate Amount of Commissions Retained by ESI After Payments to its Registered Persons and Other Broker-Dealers
2004	$448,083	$0
2005	$300,031	$0
2006	$261,511	$0
* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
THE PORTFOLIOS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts for administration and other services. ESI may enter into agreements pursuant to which the Funds’ distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Separate Account and our other separate accounts for distribution and other services. The amount of this compensation with respect to the Policy during 2006, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:

Portfolios of	% of Assets	Revenues Received by
		National Life During
		2006*
AIM Variable Insurance Funds	0.25%	$408.52
Alger American Fund	0.10%	$1,937.07
American Century Variable Portfolios, Inc.	0.25%[1]	$12,429.46
Dreyfus Socially Responsible Growth Fund, Inc.	0.20%	$104.75
Fidelity® Variable Insurance Product	0.10%	$1,434.00
J.P. Morgan Series Trust II	0.20%	$452.77
Morgan Stanley Universal Institutional Funds	0.25%	$1,565.43
Neuberger Berman Advisers Management Trust	0.15%	$587.04
DWS VIT Funds	0.15%[2]	$4,583.41
Wells Fargo Variable Trust	0.25%[3]	$2,854.91
*Note: Revenues received by National Life during 2005 includes revenues received in 2005 for services rendered in 2005.
[1]0.05% with respect to the VIP Inflation Protection Fund, Class II
[2]0.13% with respect to the Equity 500 Index Fund.
[3] 0.25% payable under the Fund’s 12b-1 Plan

These arrangements may change from time to time, and may include more Funds in the future.

TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

2

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are typically available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such “mixed and shared” investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

Policies may be issued:

(a)	after full medical underwriting of the proposed Insured,

(b)	on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy, or

(c)	on a simplified underwriting basis, under which medical underwriting is limited to requiring the proposed Insured to answer three medical questions on the application.

Current cost of insurance rates for Policies issued on a guaranteed issue basis or a simplified underwriting basis are higher than current standard cost of insurance rates for healthy Insureds who undergo medical underwriting.

In full medical underwriting cases, we will perform an evaluation of a proposed Insured’s health and other mortality risk factors before issuing a Policy. This process is often referred to as “underwriting”. We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

-	guaranteed issue
-	simplified issue

Full medical underwriting:
-	male nonsmoker
-	female nonsmoker
-	unisex nonsmoker
-	male smoker
-	female smoker
-	unisex smoker,
-	unisex unismoker
-	male unismoker, and
-	female unismoker.

For full medical underwriting cases, preferred and substandard rates may also apply for each of the above classes.

3

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

Current cost of insurance rates for Policies issued on a guaranteed issue or simplified issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

-	the Insured’s Attained Age;
-	the Insured’s sex;
-	the Insured’s Rate Class; and
-	the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker/Unismoker Mortality Table.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the “Surrender Charge” section of the prospectus.

OTHER POLICY PROVISIONS

Indefinite Policy Duration

The Policy can remain in force indefinitely (in Texas and Maryland, however, the Policy matures at Attained Age 99 at which time National Life will pay the Net Cash Surrender Value to the Owner in one sum unless a Payment Option is chosen, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount is greater than the Account Value, the Face Amount will automatically be decreased to the current Account Value. Also, at Attained Age 99 Option B automatically becomes Option A, and no premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Account Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

4

The Policy

The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Split Dollar Arrangements

The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on National Life unless in writing and received by National Life.

National Life does not impose any fee with respect to split dollar arrangements.

The IRS has issued guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments

You may assign any and all rights under the Policy. No assignment binds National Life unless in writing and received by us. National Life assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment may have tax consequences.

Suicide

In the event of the Insured's suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), National Life's liability is limited to the payment to the beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit and for which an application is required, the amount which National Life will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

Dividends

The Policy is participating, however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash. At the time of the Insured person’s death, the Death Benefit will be increased by dividends payable, if any.

5

Correspondence

All correspondence to you will be deemed to have been sent to you if mailed to you at your last known address.

Settlement Options

In lieu of a single sum payment on death or surrender, an election may be made to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. (Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the Settlement Options.) The options are described below.

Payment of Interest Only. Interest at a rate of 3.5% per year will be paid on the amount of the proceeds retained by National Life. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

Payments for a Stated Time. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for the number of years selected.

Payments for Life. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

Payments of a Stated Amount. Equal monthly payments will be made until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

Life Annuity. Equal monthly payments will be made in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by National Life's then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

Joint and Two Thirds Annuity. Equal monthly payments, based on an interest rate of 3.5% per year, will be made while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

50% Survivor Annuity. Equal monthly payments, based on an interest rate of 3.5% per year, will be made during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

6

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners’ 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See “Misstatement of Age and Sex,” in the prospectus.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See “Settlement Options,” above.)

7

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan. Benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net Amount at Risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. We report this cost (generally referred to as the “P.S. 58” cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than employee benefit plan Policies (see "Special Rules For Employee Benefit Plans," below) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Within 30 days after each Policy Anniversary, a statement will be sent to you describing the status of your Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Account Value, the amount held as Collateral in the Loan Account, the value in each Subaccount of the Separate Account, premiums paid since the last report, charges deducted since the last report, any Withdrawals since the last report, and the current Net Cash Surrender Value. In addition, a statement will be sent to you showing the status of your Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

You will receive a semi-annual report containing the financial statements of each Fund in which your Policy has Account Value, as required by the 1940 Act.

8

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Kerry A. Jung, Senior Counsel of National Life.

EXPERTS

The Financial Statements have been included in this Statement of Additional Information, which is part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, of 100 Pearl Street, Hartford, Connecticut 06103, as set forth in its report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life and of the Separate Account appear on the following pages. The 2004 and 2003 financial statements of National Life filed with the SEC on May 2, 2005 (Post Effective Amendment No. 9, 1940 Act and 1933 Act SEC File numbers 811-9044 and 333-67003) are incorporated herein by reference. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

9

FINANCIAL STATEMENTS–STATUTORY-BASIS

National Life Insurance Company
For the Years Ended December 31, 2006 and 2005
with Report of Independent Auditors

National Life Insurance Company

Financial Statements
Statutory-Basis

Years ended December 31, 2006 and 2005

PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, CT 06103
Telephone (860) 241 7000
Facsimile (860) 241 7590

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
National Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of National Life Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related statutory statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Vermont Department of Banking, Insurance, Securities and Health Care Administration, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material and are disclosed in Note A.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31,2006 and 2005, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital stock and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note A.

April 13, 2007

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2006	2005
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$4,691,832	$4,657,465
Preferred stocks	88,219	70,644
Common stocks	304,860	261,315
Mortgage loans	861,229	910,544
Real estate	46,111	46,764
Contract loans	564,281	570,647
Cash and short-term investments	129,752	4,727
Other invested assets	158,356	140,005
Total cash and invested assets	6,844,640	6,662,111

Deferred and uncollected premiums	73,569	73,806
Accrued investment income	78,592	79,349
Federal income taxes recoverable	–	722
Net deferred tax asset	71,723	76,982
Receivables from affiliates	9,786	11,534
Other admitted assets	125,946	125,660
Separate account assets	944,733	843,072

Total admitted assets	$8,148,989	$7,873,236

	December 31
	2006	2005
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,271,613	$5,242,059
Accident and health reserves	516,278	518,829
Liability for deposit-type contracts	192,184	167,159
Unpaid policy and contract claims	36,560	28,241
Policyholders’ dividends	126,161	124,068
Other policy and contract liabilities	3,834	4,277
Total policy and contract liabilities	6,146,630	6,084,633

Employee and agent benefits	101,035	98,399
Minimum pension benefit obligation	52,757	60,410
Interest maintenance reserve	39,243	61,021
Asset valuation reserve	72,460	67,053
Federal income taxes payable	753	–
Payable for securities	28,547	–
Payable to subsidiary	15,330	–
Other liabilities	42,869	38,130
Separate account liabilities	941,376	840,125
Total liabilities	7,441,000	7,249,771

Commitments and contingencies

Capital and surplus:
Common stock, $1 par value:
Authorized – 2.5 million shares
Issued and outstanding 2.5 million shares	2,500	2,500
Additional paid-in surplus	107,123	107,123
Unassigned surplus	598,366	513,842
Total capital and surplus	707,989	623,465
Total liabilities and capital and surplus	$8,148,989	$7,873,236

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2006	2005
	(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health
contracts	$559,229	$559,536
Considerations for supplementary contracts with life contingencies	3,370	2,386
Net investment income	443,748	491,821
Amortization of interest maintenance reserve	4,151	3,992
Other expenses	(18,131)	(2,773)
Total premiums and other revenue	992,367	1,054,962
Benefits paid or provided:
Death benefits	145,260	141,405
Annuity benefits	68,204	61,198
Surrender benefits and other fund withdrawals	291,720	278,825
Other benefits	39,246	31,582
Increase in policy reserves	57,227	86,141
Total benefits paid or provided	601,657	599,151
Insurance expenses:
Commissions	46,072	43,437
General and administrative expenses	124,192	116,968
Insurance taxes, licenses, and fees	12,350	13,139
Net transfers to separate accounts	8,074	23,931
Total insurance expenses	190,688	197,475
Gain from operations before dividends to policyholders, income taxes,
and net realized capital losses	200,022	258,336
Dividends to policyholders	121,254	119,561
Gain from operations before income taxes and net realized capital
losses	78,768	138,775
Federal income tax expense (benefit)	(2,051)	12,437
Gain from operations before net realized capital losses	80,819	126,338
Net realized capital losses	(1,109)	(33,965)
Net income	$79,710	$92,373

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis

Years ended December 31, 2006 and 2005

				Total
	Common	Paid-In	Unassigned	Capital and
	Stock	Surplus	Surplus	Surplus
Balances at January 1, 2005	$2,500	$107,123	$432,814	$542,437
Net income	–	–	92,373	92,373
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	(7,945)	(7,945)
Change in asset valuation reserve	–	–	10,200	10,200
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	(21,300)	(21,300)
Change in non-admitted assets	–	–	62,593	62,593
Change in deferred tax asset	–	–	(54,580)	(54,580)
Dividends to stockholder	–	–	(9,312)	(9,312)
Other adjustments to surplus, net	–	–	8,999	8,999
Balances at December 31, 2005	2,500	107,123	513,842	623,465
Net income	–	–	79,710	79,710
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	33,824	33,824
Change in asset valuation reserve	–	–	(5,406)	(5,406)
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	4,974	4,974
Change in non-admitted assets			(20,774)	(20,774)
Change in deferred tax asset	–	–	1,815	1,815
Dividends to stockholder	–	–	(10,000)	(10,000)
Other adjustments to surplus, net	–	–	381	381
Balances at December 31, 2006	$2,500	$107,123	$598,366	$707,989

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Cash Flow – Statutory Basis

	Year ended December 31
	2006	2005
Operating activities:	(In Thousands)
Premiums, policy proceeds, and other considerations received,
net of reinsurance paid	$562,070	$563,748
Net investment income received	448,405	498,578
Benefits paid	(535,512)	(518,232)
Net transfers to Separate Accounts	(5,835)	(23,741)
Insurance expenses paid	(183,824)	(172,376)
Dividends paid to policyholders	(119,161)	(129,191)
Federal income taxes (paid) recovered	9,292	(4,473)
Other income received, net of other expenses paid	(18,004)	(4,340)
Net cash provided by operations	157,431	209,973

Investment activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,472,441	1,731,219
Stocks	17,969	12,703
Mortgage loans	189,451	143,392
Real estate	811	2,231
Other invested assets	25,466	99,811
Miscellaneous proceeds	34,837	207
Total proceeds from sales, maturities, or repayments of
investments	1,740,975	1,989,563
Cost of investments acquired:
Bonds	(1,552,072)	(1,974,676)
Stocks	(19,967)	(30,348)
Mortgage loans	(138,017)	(104,989)
Real estate	(2,043)	(1,789)
Other invested assets	(41,369)	(148,115)
Miscellaneous applications	(952)	(9,345)
Total cost of investments acquired	(1,754,420)	(2,269,262)
Net change in contract loans	6,366	13,405
Net cash used in investing activities	(7,079)	(266,294)

Financing and miscellaneous activities:
Other cash provided (applied):
Borrowings
Deposits on deposit-type contract funds and other liabilities
without life contingencies	(13,855)	(16,387)
Dividends to shareholder	(10,000)	–
Other cash provided (applied)	(1,472)	36,770
Net cash provided by (used in) financing and miscellaneous
activities	(25,327)	20,383

Net increase (decrease) in cash and short-term investments	125,025	(35,938)
Cash and short-term investments:
Beginning of year	4,727	40,665
End of year	$129,752	$4,727

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2006

A. Significant Accounting Policies

Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products. Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds. The Company’s insurance and annuity products are primarily marketed through a general agency system. On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”).

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corp (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”). NLHC and its subsidiaries (including the Company) are collectively known as the National Life Group. The Company is licensed in all 50 states and the District of Columbia. Approximately 27% of total collected premiums and deposits are from residents of the states of New York and California.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Banking, Insurance, Securities and Health Care Administration (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual – version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance. Although no such practices were in effect at the Company as of December 31, 2006, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the “interest maintenance reserve” in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus; the asset valuation reserve is not recognized under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Employee Benefits: For purposes of calculating the Company’s pension and postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included in the liability estimate.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:

	Net Income (Loss)		Capital and Surplus
	Year ended December 31		December 31
	2006	2005	2006	2005
	(In Thousands)
Statutory-basis amounts	$79,710	$92,373	$707,989	$623,465
Add (deduct) adjustments:
Investments	52,815	46,194	290,629	329,133
Policy acquisition costs	7,074	(17,173)	473,939	466,865
Nonadmitted assets	–	–	134,505	113,731
Policyholder reserves	15,085	16,206	(198,729)	(213,065)
Policyholder dividends	(9,646)	(1,335)	50,751	59,752
Sales practices litigation provision	–	2,526	–	–
Asset valuation reserve	–	–	72,460	67,053
Interest maintenance reserve	(21,778)	(3,722)	39,243	61,021
Income taxes	(20,263)	(9,866)	(97,341)	(77,910)
Other comprehensive income, net	–	–	(41,602)	(81,578)
Other, net	3,187	6,798	(32,064)	(35,825)
GAAP-basis amounts	$106,184	$132,001	$1,399,780	$1,312,642

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains/(losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash) and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF plus admissible statutory goodwill.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Investments (continued)

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is considered other than temporary. At that time, the mortgage loan is written down and a realized loss is recognized.

Contract loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations, if any. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

The Company’s futures contracts qualify for hedge accounting and are included in other invested assets and are carried at quoted market values with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP 86.

The Company has minor ownership interests in several joint ventures. The Company generally carries these interests based on the underlying audited GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in admitted asset carrying amounts of investments are credited or charged directly to unassigned surplus.

The Company periodically lends certain bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The Asset Valuation Reserve (“AVR”) is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income. The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Goodwill

Goodwill is amortized over 10 years using the straight-line method and is periodically evaluated for recoverability.

Property and Equipment

Property and equipment is reported at depreciated cost. Real property owned by the Company is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over five years and three years, respectively. EDP equipment and software is depreciated for a period not exceeding three years.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $99.8 million and $96.2 million at December 31, 2006 and 2005, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $6.2 million and $7.0 million in 2006 and 2005, respectively, and is included in other income.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using accepted actuarial methods. Actuarial factors used in determining life insurance reserves are based primarily upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age. Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat extra, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. No substandard extra reserves are held after 20 years.

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners' Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Benefit Reserves (continued)

Disability Table A morbidity tables with the 1980 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Guaranty Fund and Other Assessments

A liability for guaranty fund and other assessments is accrued after an insolvency has occurred.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Dividends to Policyholders

The Company issued all of its traditional life insurance and certain annuity policies on a participating basis. The Company's universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance, while on a participating basis, currently receives no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life, pension policyholders, and the Company's pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed. Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

The Company has approximately $1.1 million of reserves for minimum death benefit guarantees on variable annuities at both December 31, 2006 and 2005. These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Federal Income Taxes

The Company files its federal income tax returns as a member of a consolidated federal income tax return of its upstream parent NLHC and other affiliated subsidiaries. Under a written tax sharing agreement approved by the Board of Directors, taxes are allocated among members of the group based upon separate return calculations with current credit for net losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Federal Income Taxes (continued)

Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from estimates.

Reclassifications

Certain 2005 amounts have been reclassified to conform to the 2006 presentation.

B. Business Combinations and Goodwill

On July 2, 1999, National Financial Services (“NFS”), a wholly-owned subsidiary of the Company, acquired the outstanding one-third interest in LSW National Holdings, Inc. (“LSWNH”), the parent of Dallas, Texas based Life Insurance Company of the Southwest (“LSW”). NFS had previously purchased a two-thirds interest in LSWNH in February 1996. LSW is licensed in 49 states and specializes in the sale of individual annuities and universal life insurance. The transactions were accounted for as statutory purchases. Initial statutory basis goodwill was $73.1 million.

In late 2005, the Company dissolved NFS and now holds 100% of the outstanding stock of LSWNH. Prior to dissolution, NFS had $80.0 million of debt. NFS had cumulative operating losses, primarily due to the servicing of the debt. As a result of these losses, the company had recorded an unrealized loss of $31.5 million with respect to its investment in NFS prior to the date of dissolution. In connection with the dissolution of NFS, the Company recognized realized losses of $31.5 million with a corresponding reduction in unrealized losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B. Business Combinations and Goodwill (continued)

Goodwill amortization relating to LSWNH was $7.4 million for 2006 and 2005.

Total admitted goodwill was $0.6 million and $8.0 million at December 31, 2006 and 2005, respectively.

Total nonadmitted goodwill at December 31 was $0 for both 2006 and 2005.

C. Investments

The amortized cost and the fair or comparable value of investments in bonds and preferred stocks are summarized as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2006
Bonds:
U.S. government obligations	$33,869	$44	$170	$33,743
Government agencies, authorities and subdivisions	119,496	1,762	1,327	119,931
Corporate:
Communications	337,839	19,733	3,494	354,078
Consumer & retail	369,486	9,878	4,373	374,991
Financial institutions	559,875	20,607	5,591	574,891
Industrial and chemicals	257,181	13,865	2,946	268,100
Other corporate	62,880	8,855	–	71,735
REITS	71,123	1,798	510	72,411
Transportation	49,576	3,762	257	53,081
Utilities	583,659	29,537	6,164	607,032
Total corporate	2,291,619	108,035	23,335	2,376,319

Private placements	430,437	16,781	4,182	443,036
Mortgage-backed securities	1,816,411	15,890	19,469	1,812,832
Total bonds	4,691,832	142,512	48,483	4,785,861

Preferred stocks	88,219	3,181	493	90,907
	$4,780,051	$145,693	$48,976	$4,876,768

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2005
Bonds:
U.S. government obligations	$38,889	$161	$181	$38,869
Government agencies, authorities and subdivisions	105,551	2,254	810	106,995
Corporate:
Communications	320,373	25,527	1,417	344,483
Consumer & retail	329,893	13,698	6,731	336,860
Financial institutions	657,765	36,388	4,530	689,623
Industrial and chemicals	201,621	16,539	1,979	216,181
Other corporate	63,470	12,320	–	75,790
REITS	75,711	2,412	486	77,637
Transportation	57,057	5,763	256	62,564
Utilities	613,093	44,190	3,145	654,138
Total corporate	2,318,983	156,837	18,544	2,457,276

Private placements	418,255	25,105	1,984	441,376
Mortgage-backed securities	1,775,787	15,223	32,905	1,758,105
Total bonds	4,657,465	199,580	54,424	4,802,621

Preferred stocks	70,644	4,518	180	74,982
	$4,728,109	$204,098	$54,604	$4,877,603

A summary of the amortized cost and fair value of the Company’s investments in bonds at December 31, 2006, by contractual maturity, is as follows:

	Amortized	Fair
	Cost	Value
	(In Thousands)
Years to maturity:
One or less	$142,106	$143,036
After one through five	561,555	584,294
After five through ten	1,141,237	1,150,347
After ten	1,030,523	1,095,352
Mortgage-backed securities	1,816,411	1,812,832
Total	$4,691,832	$4,785,861

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2006:
Unaffiliated common stocks	$31,876	$7,066	$ 69	$38,873
Affiliated common stock	217,816	48,171	–	265,987
Total common stocks	$249,692	$55,237	$ 69	$304,860

At December 31, 2005:
Unaffiliated common stocks	$23,442	$1,301	$ 120	$24,623
Affiliated common stock	217,816	18,876	–	236,692
Total common stocks	$241,258	$20,177	$ 120	$261,315

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The following table shows the Company’s investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2006	(In Thousands)
Bonds:
U.S. government obligations	$24,995	$110	$2,337	$60	$27,332	$170
Government agencies, authorities
and subdivisions	10,003	1	73,689	1,326	83,692	1,327
Corporate:
Communications	62,491	1,789	33,373	1,705	95,864	3,494
Consumer & retail	127,475	2,321	76,983	2,052	204,458	4,373
Financial institutions	99,400	1,124	130,375	4,467	229,775	5,591
Industrial and chemicals	65,148	1,323	31,487	1,623	96,635	2,946
REITS	16,725	181	13,170	329	29,895	510
Transportation	16,345	257	–	–	16,345	257
Utilities	77,649	1,252	102,721	4,912	180,370	6,164
Total corporate	465,233	8,247	388,109	15,088	853,342	23,335

Private placements	54,797	553	114,017	3,629	168,814	4,182
Mortgage-backed securities	452,930	4,434	448,921	15,035	901,851	19,469
Total bonds	1,007,958	13,345	1,027,073	35,138	2,035,031	48,483

Preferred stocks	–	–	13,877	493	13,877	493
	$1,007,958	$13,345	$1,040,950	$35,631	$2,048,908	$48,976

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2006	(In Thousands)
Bonds:
U.S. government obligations	$31,920	$173	$267	$8	$32,187	$181
Government agencies, authorities
and subdivisions	74,201	810	–	–	74,201	810
Corporate:
Communications	57,960	1,336	4,910	81	62,870	1,417
Consumer & retail	91,470	2,478	15,728	4,253	107,198	6,731
Financial institutions	175,501	2,951	43,078	1,579	218,579	4,530
Industrial and chemicals	53,680	1,935	1,468	44	55,148	1,979
REITS	14,246	255	7,511	231	21,757	486
Transportation	11,629	256	–	–	11,629	256
Utilities	114,038	2,474	19,310	671	133,348	3,145
Total corporate	518,524	11,685	92,005	6,859	610,529	18,544

Private placements	89,360	1,213	18,970	771	108,330	1,984
Mortgage-backed securities	1,206,008	32,857	2,735	48	1,208,743	32,905
Total bonds	1,920,013	46,738	113,977	7,686	2,033,990	54,424

Preferred stocks	5,222	34	4,210	146	9,432	180
	$1,925,235	$46,772	$118,187	$7,832	$2,043,422	$54,604

Of the $13.3 million total unrealized losses on debt securities in the less than 12 months category, $8.2 million was in the corporate bond portfolio.

The $8.2 million unrealized losses on the corporate bond portfolio in the less than 12 months category are concentrated in the consumer and retail, communications, industrial and chemical, and utility sectors. During 2006, the 10 year US Treasury rate spiked from a low of 4.33% on January 17th to a high of 5.23% on June 28th and finished the year at 4.70%. These rate movements are the primary cause of the unrealized loss positions.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Of the $35.1 million total unrealized losses in the more than 12 months category, $15.0 million of unrealized losses was in the mortgage backed securities portfolio. Unrealized losses on mortgage backed securities purchased in 2005 and 2004 were $12.3 million and $2.2 million, respectively. All of these securities were rated AAA at acquisition and maintained that rating at December 31, 2006. These unrealized losses are due to the higher level of market interest rates at December 31, 2006, compared to those at the time of purchase. The $15.0 million of unrealized losses on mortgage backed securities represents 1.67% of the aggregate fair value of the $901.9 million in mortgage backed securities with unrealized losses at December 31, 2006.

The $15.1 million unrealized losses on the corporate bond portfolio in the more than 12 months category are concentrated in the utility, financial institution, consumer and retail, and communications sectors. Virtually all of these securities trade at tighter spreads than when they were purchased but have unrealized losses due to an increase in interest rates since purchase.

Based on the facts and circumstances surrounding the individual securities and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2006 are temporary.

The Company recorded $2.7 million and $1.2 million of impairments on bonds in 2006 and 2005, respectively, and $0.4 million of impairments on preferred stocks in 2006. There were no impairments on preferred stocks in 2005.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2006	2005
Geographic Region
New England	6.1%	6.7%
Middle Atlantic	5.0	5.4
East North Central	13.7	11.5
West North Central	9.6	9.6
South Atlantic	24.9	25.3
East South Central	2.0	2.5
West South Central	11.6	10.3
Mountain	10.9	12.8
Pacific	16.2	15.9
	100.0%	100.0%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

	2006	2005
Property Type
Apartment	19.7%	23.0%
Retail	8.2	9.7
Office Building	42.4	39.9
Industrial	25.4	23.9
Hotel/Motel	1.0	1.0
Other Commercial	3.3	2.5
	100.0%	100.0%

The distribution of the book value of mortgages, classified by scheduled year of contractual maturity as of December 31, 2006 and 2005, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2006	2005
1 year or less	3.0%	4.0%
Over 1 through 3 years	15.8	9.6
Over 3 through 5 years	10.5	19.9
Over 5 through 10 years	49.5	46.0
Over 10 through 15 years	11.8	14.4
Over 15 through 20 years	7.2	4.8
Over 20 years	2.2	1.3
Total	100.0%	100.0%

The estimated fair value of mortgages at December 31, 2006 and 2005 was $875.5 million and $939.1 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

The maximum and minimum lending rates for mortgage loans during 2006 were 6.74% and 5.64%, and 7.85% and 5.33% during 2005. During 2006, the Company did not reduce the interest rate on any outstanding mortgage loans. During 2005, the Company reduced the interest rate on one outstanding mortgage loan with an unpaid balance of $2.3 million by 1.34%. The reduced interest rates on the loan restructured during 2005 was above or equal to market rates of interest on equivalent loans at the refinancing date.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Mortgage loans and related valuation allowances at December 31 were as follows:

	2006	2005
	(In Thousands)
Unimpaired loans	$861,229	$905,744
Impaired loans without valuation allowances	–	–
Subtotal	861,229	905,744
Impaired loans with valuation allowances	–	5,660
Related valuation allowances	–	(860)
Subtotal	–	4,800

Total	$861,229	$910,544

	2006	2005
Impaired loans:	(In Thousands)
Average recorded investment	$2,830	$5,660
Interest income recognized	37	340
Interest received	37	368

The Company had investments in loans restructured with below market rates of interest at the refinancing date of $5.6 million at December 31, 2005. The Company had no such investments in loans at December 31, 2006.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Allowance for credit losses on mortgage loans:

	2006	2005
	(In Thousands)
Balance at beginning of period	$860	$860
Additions charged to operations	–	–
Direct write-downs charged against the allowances	–	–
Recoveries of amounts previously charged off	(860)	–
Balance at the end of period	$–	$860

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2006	2005
	(In Thousands)
Income
Bonds	$299,189	$290,546
Preferred stocks	7,910	5,190
Common stocks, unaffiliated	1,371	40,620
Common stocks, affiliated	17,718	1,535
Mortgage loans	72,399	71,841
Real estate*	8,283	8,454
Contract loans	32,594	33,843
Short-term investments and cash	2,601	1,582
Other invested assets	9,775	51,717
Other	3,068	449
Total investment income	454,908	505,777
Expenses
Depreciation	1,887	2,091
Other	9,273	11,865
Total investment expenses	11,160	13,956
Net investment income	$443,748	$491,821

* Includes amounts for the occupancy of company-owned property of $5,120,000 and $5,125,000 in 2006 and 2005, respectively.

There was no nonadmitted accrued investment income at December 31, 2006 and 2005.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2006	2005
	(In Thousands)
Bonds and other debt securities
Gross gains	$12,077	$7,814
Gross losses	(33,521)	(9,112)
Preferred stocks, unaffiliated
Gross gains	4	828
Gross losses	(428)	–
Common stocks, unaffiliated
Gross gains	936	2,007
Gross losses	(18)	(258)
Common stocks, affiliated
Gross losses	–	(31,454)
Other
Gross gains	7,344	34
Gross losses	(2,007)	(5,249)
Net realized capital losses	(15,613)	(35,390)
Amount transferred to IMR	26,516	(693)
	10,903	(36,083)
Less federal income taxes on realized capital gains (losses) before
effect of transfer to IMR	(12,012)	2,118
Net realized capital losses	$(1,109)	$(33,965)

The Company had a 60% partnership interest in Lake Carlton Arms (“LCA”), a 1,812-unit apartment complex in Florida. The Company sold its interest in LCA in late 2006, which resulted in a gain of $7.3 million and is included in other gross gains on the schedule of realized capital gains and losses previously presented.

Loaned Securities

Collateral held and the corresponding liability for collateral held for loaned securities was $164.8 million and $166.9 million at December 31, 2006 and 2005, respectively. The fair value of the loaned securities was $161.6 million and $163.7 million at December 31, 2006 and 2005, respectively. The Company’s earnings with respect to its modified securities lending program were $0.5 million less expenses of $0.1 million in 2006 and $0.2 million less expenses of $0.1 million in 2005.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company. The Company has elected to use book value as of January 1, 1994 as the cost for securities purchased prior to January 1, 1994 in lieu of historical cash flows.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $1.4 million and $4.4 million of impairments on non-public joint ventures in 2006 and 2005, respectively. These joint ventures have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the joint venture’s operating results.

Repurchase Agreements

The Company also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2006 or 2005.

D. Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2006	2005
	(In Thousands)
Net deferred tax asset	$93,909	$91,953
Furniture and equipment	2,157	2,283
Software applications	10,492	6,923
Prepaid pension asset	20,591	5,517
Prepaid expenses	2,620	3,584
Other	4,735	3,470
Total nonadmitted assets	$134,504	$113,730

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E. Investment Products

The Company issues several different investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. The book value of liabilities for these investment products was $735.6 million and $761.7 million at December 31, 2006 and 2005, respectively. The fair value of liabilities for these investment products was $744.0 million and $783.5 million at December 31, 2006 and 2005, respectively. The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

F. Reinsurance

For individual life products sold beginning in August 2004, the company increased the amount it retains to $2.0 million of risk on any person. Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total individual life premiums ceded were $45.2 million and $41.8 million for the years ended December 31, 2006 and 2005, respectively, and are included as a reduction of insurance income. Total individual life insurance ceded was $20.9 billion and $19.5 billion of the $43.1 billion and $42.5 billion in force at December 31, 2006 and 2005, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2006 and 2005, the Company did not have ownership or control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity.

There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2006 and 2005.

No reinsurance agreements were in force at December 31, 2006 and 2005 which could reasonably result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F. Reinsurance (continued)

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”) where the Company cedes 80% of the experience risk on the block of business. The Company pays UNUM an interest rate of 7% on the reserves held by the Company. Total disability income premiums ceded in 2006 and 2005 were $33.5 million and $35.1 million, respectively. The Company’s agreements with UNUM meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

As of December 31, 2006 and 2005, the Company had $3.7 billion and $4.3 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Vermont. At December 31, 2006 and 2005, reserves on the above in force insurance totaled $65.2 million and $62.6 million, respectively, and are included in policy reserves.

At December 31, 2006 and 2005, there would be no significant change in the Company’s financial position if all reinsurance agreements were terminated.

G. Federal Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	2006	2005
	(In Thousands)
Total gross deferred tax assets	$245,115	$252,873
Total deferred tax liabilities	(79,483)	(83,939)
Net deferred tax asset	165,632	168,934
Deferred tax asset nonadmitted	(93,909)	(91,952)
Net admitted deferred tax asset	$71,723	$76,982

Current income taxes incurred consist of the following major components:

	2006	2005
Current income tax expense (benefit) on:	(In Thousands)
Operations	$(2,051)	$12,437
Capital gains/losses	3,123	(1,694)
Surplus	(30)	(60)
Total income tax expense (benefit)	$1,042	$10,683

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

The main components of the deferred tax assets and liabilities at December 31 are as follows:

	2006	2005
	(In Thousands)
Deferred tax assets:
Reserves	$89,813	$94,197
Policy DAC	59,374	60,902
Policyholder dividends	22,423	22,054
Stocks	(2,390)	1,248
Bonds	(2,067)	(1,782)
Low income housing credits	–	2,367
Deferred compensation	57,786	58,614
Other	20,176	15,273
Total deferred tax assets	245,115	252,873

Nonadmitted deferred tax assets	(93,909)	(91,952)
Admitted deferred tax assets	151,206	160,921

Deferred tax liabilities:
Deferred intercompany gain	38,280	38,280
Premiums receivable	25,746	25,786
Net unrealized gains	5,871	3,432
Other invested assets	1,388	10,943
Depreciable assets	3,740	3,714
Other	4,458	1,784
Total deferred tax liabilities	79,483	83,939

Net deferred tax asset	$71,723	$76,982

The net change in nonadmitted deferred tax assets was as follows:

	2006	2005
	(In Thousands)
Net increase (decrease) in nonadmitted
deferred tax assets	$1,957	$(69,611)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

The change in net deferred income taxes is comprised of the following:

	2006	2005	Change
	(In Thousands)
Total deferred tax assets	$245,115	$252,873	$(7,758)
Total deferred tax liabilities	(79,483)	(83,939)	4,456
Net deferred tax asset	$165,632	$168,934	(3,302)
Less: tax effect of unrealized gains			2,439
Less: tax effect of increase in minimum pension
obligation			2,678
Adjusted change in gross deferred taxes			$1,815

The provision for federal income taxes incurred in 2006 is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes. The tax at the statutory rate and significant items causing this difference are as follows:

(In Thousands)
Operations and gains provision computed at
statutory rate	$22,104
Audit settlement	(2,034)
Dividends received deduction and tax
exempt interest	(8,222)
Interest maintenance reserve	(1,453)
COLI	(2,401)
Change in nonadmitted assets	(6,586)
Low income housing credits	(711)
Other	(1,470)
Total	$(773)

Current federal income tax provision	$1,042
Adjusted change in gross deferred taxes	(1,815)
Statutory federal income taxes	$(773)

NLHC files a consolidated tax return which includes all of its downstream subsidiaries including the Company. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

Income taxes incurred that will be available for recoupment in the event of future net losses are as follows:

(In Thousands)
2006	$7,619
2005	9,223
2004	1,900

In 2005, pursuant to SSAP No. I0 Q&A 2.5, the Company modified its groupings of assets and liabilities. To incorporate a more detailed methodology, the Company separated premiums receivable from the underlying policy reserves. Deferred taxes are calculated separately for premium receivable and for policy reserves. The Company requested that the Department approve its change in methodology and such approval was granted on February 17, 2006 as a prescribed accounting practice. The effect of the change in methodology was to increase net deferred tax assets and surplus by $24.5 million at December 31, 2005.

H. Information Concerning Parent, Subsidiaries and Affiliates

On January 1, 2005, the Company entered into agreements with NRPA whereby the Company assumed the primary obligation for the servicing of all the Company’s non-qualified pension obligations. This included all the defined contribution deferred compensation plans, General Agents Pension Plan, and other benefit obligations previously transferred to NRPA. Invested assets and plan liabilities of approximately $125 million were transferred from NRPA to the Company.

During 2005, the Company dividended its interests of approximately $9.3 million in National Life Capital Management, Inc. (“NLCAP”) and Administrative Services, Inc. (“ASI”), wholly owned subsidiaries of the Company, to NLVF. Prior to the Company’s dividend of its interest in NLCAP to NLVF, NLCAP dividended assets of approximately $38.9 million to the Company.

In late 2005, the Company dissolved NFS and now holds 100% of the outstanding stock of LSWNH. Prior to dissolution, NFS had $80.0 million of debt. NFS had cumulative operating losses, primarily due to the servicing of the debt. As a result of these losses, the company had recorded an unrealized loss of $31.5 million with respect to its investment in NFS prior to the date of dissolution. In connection with the dissolution of NFS, the Company recognized realized losses of $31.5 million with a corresponding reduction in unrealized losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H. Information Concerning Parent, Subsidiaries and Affiliates (continued)

LSWNH dividended cash of approximately $17.7 million and $1.8 million to the Company during 2006 and 2005, respectively.

All intercompany transactions are settled on a current basis. Amounts payable or receivable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Statements of Admitted Assets, Liabilities and Surplus.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s surplus existed at December 31, 2006 and 2005.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2006 to potentially move nonadmitted assets into subsidiaries or affiliates.

I. Benefit Plans

The Company sponsors a qualified defined benefit pension plan covering substantially all National Life Group employees (“HOEPP”). The plan is administered by the Company and is non-contributory, with benefits for Company employees hired prior to July 1, 2001 based on an employee’s retirement age, years of service, and compensation near retirement. Benefits for Company employees hired after June 30, 2001 and non-Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service and compensation, increased at a specified rate of interest. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These non-qualified defined benefit pension plans are not separately funded. Participation costs for non-Company employees are allocated to subsidiaries and affiliates as appropriate.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees and agents. Substantially all employees and agents who began service prior to July 1, 2001 may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and the Company pays for the plan benefits on a current basis. The plan costs are recognized as benefits are earned. These defined benefit plans are included in the other benefits category in the tables that follow.

At December 31, 1998, the Company entered into agreements with a downstream affiliate, NRPA, a wholly-owned subsidiary of NLCAP, whereby NRPA assumed the primary obligation for the servicing of certain deferred compensation, accrued vested General Agent pension plan, and other benefit obligations from the Company in exchange for a lump-sum payment. The Company remained contingently liable for these plans in the event that NRPA was unable to fulfill its contractual obligations. The Company also transferred its pension administration and servicing operations to NRPA at December 31, 1998. The Company transferred additional non-qualified pension obligations to NRPA between 1998 and 2004.

On January 1, 2005, the Company entered into agreements with NRPA whereby the Company assumed the primary obligation for the servicing of all the Company’s non-qualified pension obligations. This included all the defined contribution deferred compensation plans, General Agents Pension Plan, and other benefit obligations previously transferred to NRPA. Invested assets and plan liabilities of approximately $125 million were transferred from NRPA to the Company.

The following tables show the plans' combined funded status at December 31:

	Pension Benefits		Other Benefits
	2006	2005	2006	2005
		(In Thousands)
(1) Change in benefit obligation
Benefit obligation at beginning of year	$249,800	$150,205	$33,040	$27,429
Transfer-in from affiliate – PBO	–	91,240	–	–
Service cost	5,789	5,502	1,486	1,435
Interest cost	13,651	13,539	1,839	1,669
Actuarial (gain) loss	(5,846)	18,297	(69)	4,598
Transfer-in from affiliate – actuarial loss	–	(14,289)	–	–
Benefits paid	(14,860)	(14,055)	(2,166)	(2,091)
Curtailments	–	(639)	–	–
Benefit obligation at end of year	$248,534	$249,800	$34,130	$33,040

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

		Pension Benefits		Other Benefits
		2006	2005	2006	2005
		(In Thousands)
(2)	Change in plan assets
	Fair value of plan assets at beginning
	of year	$108,682	$99,147	$–	$–
	Actual return on plan assets	7,625	8,739	–	–
	Employer contribution	22,300	7,081	–	–
	Benefits paid	(6,902)	(6,285)	–	–
	Fair value of plan assets at end of year	$131,705	$108,682	$–	$–

		Pension Benefits		Other Benefits
		2006	2005	2006	2005
		(In Thousands)
(3)	Funded status
	Unamortized prior service cost (benefit)	$(449)	$(508)	$–	$(841)
	Unrecognized net loss	67,561	76,898	3,891	5,047
	Additional funding for minimum
	pension liability	52,757	60,410	–	–
	Remaining net obligation or net asset
	at initial date of application	–	–	4,430	5,168
	Prepaid assets or (accrued liabilities)	(50,802)	(62,679)	(25,809)	(23,666)

		Pension Benefits		Other Benefits
		2006	2005	2006	2005
		(In Thousands)
(4)	Benefit obligation for non-vested
	employees	$14,310	$16,620	$6,651	$7,879

The components of net periodic benefit cost are as follows:

		Pension Benefits		Other Benefits
		2006	2005	2006	2005
		(In Thousands)
Components of net periodic benefit cost
	Service cost	$5,789	$5,502	$1,486	$1,435
	Interest cost	13,651	13,539	1,839	1,669
	Expected (return) on plan assets	(9,221)	(7,949)	–	–
	Amortization of unrecognized transition
	obligation or transition asset	–	–	738	738
	Amount of unrecognized gains and losses	5,086	4,074	1,087	(167)
	Amount of prior service cost recognized	(59)	(66)	(841)	(841)
	Total net periodic benefit cost	$15,246	$15,100	$4,309	$2,834

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The measurement date for all the plans was October 1 preceding the date of the balance sheet.

The total accumulated benefit obligation was $234.2 million and $233.8 million at December 31, 2006 and 2005, respectively.

The HOEPP prepaid pension asset of $20.6 million and $5.5 million at December 31, 2006 and 2005, respectively, is accounted for as a nonadmitted asset.

In 2006 a decrease of $7.6 million and in 2005 a increase of $32.8 million in the minimum pension liability were recorded as an adjustment to surplus. The minimum funding obligation liability at December 31, 2006 and 2005 was $52.8 million and $60.4 million, respectively. There were no admitted intangible pension assets at December 31, 2006 or 2005.

	Pension Benefits		Other Benefits
	2006	2005	2006	2005
Weighted-average assumptions as of Dec. 31
a. Discount rate	5.75%	5.50%	5.75%	5.50%
b. Rate of compensation increase	Varies -	Varies - based	N/A	N/A
	based on age	on age
c. Expected long-term rate of return on plan
assets	8.00%	8.00%	N/A	N/A

The projected health care cost trend rate (“HCCTR”) for 2006 and 2005 was 10%. This projected rate declines linearly to 5% in 2011 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $3.1 million and increase the 2006 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.6 million and the 2006 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

Plan Asset Category	October 1, 2006	October 1, 2005
Bonds	39%	36%
Common stocks	58	60
Group annuity contract
and other	3	4
Total	100%	100%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company and by the Committee on Finance of the Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets is to achieve a target allocation of approximately 50%-75% stocks and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 8% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations and for projected Medicare Part D reimbursements for each of the five years following December 31, 2006, and in aggregate for the five years thereafter is as follows (in thousands):

			Projected Medicare
	Projected Pension	Projected Other	Part D
Year	Benefit Payments	Benefit Payments	Reimbursements
		(In Thousands)
2007	$16,284	$2,524	$ 210
2008	16,273	2,645	230
2009	16,155	2,731	250
2010	16,209	2,854	269
2011	16,470	2,937	286
2012-2016	90,404	15,163	1,689

The Company’s expected 2007 contribution into its separately funded defined benefit pension plan is $6.0 million. The Company may elect to make smaller or larger contributions in 2007, subject to regulatory requirements and maximum contribution limitations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The Company provides 401-K plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Vesting and withdrawal privilege schedules are attached to the Company's matching contributions. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The Company’s contribution to 401-K plans for its employees was $1.1 million and $1.0 million for the years ended December 31, 2006 and 2005, respectively.

The Company also provides a 401-K plan for it’s regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No Company contributions are made to the plan. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The Company’s contribution to its 401-K plan for agents was $0.2 million and $0.3 million for the years ended December 31, 2006 and 2005, respectively.

The Company also has a defined contribution pension plan covering substantially all full-time agents. Contributions of 6.1% of each agent’s compensation up to the Social Security taxable wage base and 7.5% of the agent’s compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.

During the fourth quarter of 2005, the Company announced plans to restructure a significant number of general agencies. These restructurings included the termination or redeployment of several general agent participants in a non-contributory defined benefit plan. The effect of this curtailment was to reduce the projected benefit obligation at December 31, 2005 by $0.6 million with a corresponding reduction in unrecognized losses. There was no effect on 2005 net income. Projected 2006 service costs decreased by $0.4 million as a result of the curtailment.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

In December 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 was enacted which provides certain prescription drug related benefits for retirees and subsidies for employers providing actuarial equivalent subsidies to their retirees beginning in 2006. The Company’s postretirement health plans pass the actuarial equivalence test, and qualify for the Medicare Part D Subsidy. The effect of this legislation is reflected in the obligations of December 31, 2006 and 2005. The reduction in the accumulated benefit obligation for the subsidy related to benefits attributed to past service is $4.9 million and $5.1 million in 2006 and 2005, respectively.

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

At December 31, 2006 and 2005, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from unappropriated surplus.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, subsidiary’s dividended by the Company in 2005 as previously discussed, issuance of $220 million in debt financing in 2003, issuance of an additional $75 million in debt financing in 2005, and its ownership of National Life’s outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. There were no changes in the balances of any special surplus funds from the prior period.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

During 2006, the Company paid a cash dividend of $10 million to NLVF. During 2005, the Company dividended its interest of approximately $9.3 million in NLCAP and ASI, wholly owned subsidiaries of the Company, to NLVF. Dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

The Company did not receive any capital contributions from its parent, NLVF, during 2006 and 2005.

The Company also has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 50 basis points. The outstanding balance was $0 as of December 31, 2006 and 2005. The Company also has a $20 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 37.5 basis points. The outstanding balance on the Banknorth line of credit was $0 as of December 31, 2006 and 2005. Total interest on the combined lines of credit was less than $10,000 in 2006 and 2005.

K. Commitments and Contingencies

The Company anticipates additional capital investments of $74.1 million into existing limited partnerships due to funding commitments.

At December 31, 2006, the Company has $5.2 million in outstanding mortgage loan funding commitments.

In the ordinary course of business, the nature of the Company’s business subjects it to claims, law suits, regulatory examinations, and other proceedings. The results of these matters cannot be predicted with certainty. There can be no assurance that these matters will not have a material adverse effect on the Company’s results of operations in any future period and a material judgment could have a material adverse impact on the Company’s financial condition and results of operations. However, it is the opinion of management, after consultation with legal counsel that, based on information currently available, the ultimate outcome of these matters will not have a material adverse impact on the business, financial condition, or operating results of the Company.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Commitments and Contingencies (continued)

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Qualifying members also opted out of the class action to preserve their litigation rights against the Company. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on the Company’s financial position. Existing provisions for this contingency were reduced in each year beginning in 2001, and are included as other adjustments to surplus.

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December 31, 2006 and 2005, the Company had accrued assessment charges of $1.1 million and $1.2 million with expected payment over the subsequent five years. The Company has also recorded a related asset of $114,000 for premium tax credits, which are expected to be realized through 2016.

The Company currently leases rights to the use of certain data processing hardware and software from American International Technology Enterprises, Inc., Livingston, New Jersey. The Company has terminated this lease with an expected effective date in the second quarter of 2007. The Company has entered into a new lease for similar services with Perot Systems. The following is a schedule of future minimum lease payments as of December 31, 2006 (in millions):

Operating
Year	Leases
2007	$4.5
2008	4.4
2009	4.4
2010	4.4
2011	0.6
Total minimum lease payments	$18.3

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Commitments and Contingencies (continued)

The Company has a multi year contract for information systems application and infrastructure services from Keane, Inc. of Boston, Massachusetts. The contract became effective on February 1, 2004. The Company’s remaining obligation under the contract as of December 31, 2006 (in millions):

Contract
Year	Obligation
2007	$14.1
2008	14.1
2009	14.1
2010	1.2
Total contract obligation	$43.5

L. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2006 and 2005, Closed Block liabilities exceeded Closed Block assets, and no additional dividend obligation was required.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

M. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2006, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$50,398	3%
At book value less current surrender charge of 5% or more	245,001	14%
Total with adjustment or at market value	295,399	17%
Subject to discretionary withdrawal (without adjustment) at
book value with minimal or no charge or adjustment	1,166,898	65%
Not subject to discretionary withdrawal	325,168	18%
Total annuity reserves and deposit fund liabilities — before
reinsurance	1,787,465	100%
Less reinsurance ceded	–
Net annuity reserves and deposit fund liabilities	$1,787,465

N. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2006, were as follows:

	Gross	Net of Loading
	(In thousands)
Ordinary new business	$3,605	$1,226
Ordinary renewal	72,469	72,343
Total	$76,074	$73,569

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, Company sponsored benefit plans, and funds invested on behalf of group pensions. All separate account assets are carried at fair value. The Company participates in certain separate accounts. All of the Company's separate accounts are nonguaranteed.

	2006	2005
	(In thousands)
Separate account premiums and considerations	$98,513	$107,052

Reserves for accounts with assets at fair value	894,508	791,026

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2006	2005
	(In thousands)
Subject to discretionary withdrawal with adjustment -
At book value (which equals fair value) less surrender charge	$346,859	$336,030
Of 5% or more

Subject to discretionary withdrawal without adjustment -
At book value (which equals fair value)	404,903	342,201

Not subject to discretionary withdrawal	142,746	112,795
Total reserves	$894,508	$791,026

A reconciliation of net transfers to/from separate accounts during 2006 and 2005 is as follows:

	2006	2005
	(In thousands)
Net transfers to/from separate accounts	$32,430	$46,921
Reconciling items:
Cost of insurance charges	(24,356)	(22,990)
Total	$8,074	$23,931

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows:

	2006		2005
	Carrying	Estimated Fair	Carrying	Estimated Fair
	Value	Value	Value	Value
	(In thousands)
Cash and short-term investments	$129,752	$129,752	$4,727	$4,727
Bonds	4,691,832	4,785,861	4,657,465	4,802,621
Preferred stocks	88,219	90,907	70,644	74,900
Common stocks	304,860	304,860	261,315	261,315
Mortgage loans	861,229	875,487	910,544	939,094
Contract loans	564,281	567,879	570,647	573,113

Investment product liabilities	735,616	743,952	761,686	783,538

For cash and short-term investments carrying value approximates estimated fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the SVO of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate contract loans the unpaid balance approximates fair value. Fixed rate contract loan fair values are estimated based on discounted cash flows using the current variable contract loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

Q. Reconciliation to Statutory Annual Statements

These financial statements reflect an adjustment to an inter-company commission accrual between the Company and LSW. This adjustment was recorded subsequent to the filing of the Company’s 2004 annual statement with the Department. The effect of this adjustment was to increase commissions and operating expenses by $1.2 million and decrease federal income tax expense by $0.4 million, with a corresponding increase in unrealized gains of $0.8 million from that previously reported to the Department. This adjustment was reflected in the 2005 annual statement.

	2006		2005
	Net Income	Surplus	Net Income	Surplus
	(In thousands)
Per annual statement, as filed	$79,710	$707,989	$91,566	$623,465

Commission expense	–	–	1,241	1,241
Tax expense	–	–	(434)	(434)
Unrealized	–	–	–	(807)
Per accompanying financial statements	$79,710	$707,989	$92,373	$623,465

R. Pending Accounting Standards

SFAS No. 158 - Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R). In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)” (“SFAS 158”). The guidance requires the Company to recognize on the balance sheet the funded status of its defined benefit postretirement plans as either an asset or liability, depending on the plans’ funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, “Employers’ Account for Pensions” or SFAS No. 106, “Employers’ Accounting for Postretirement Benefits Other Than Pensions,” must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. While the NAIC has not accepted or rejected this accounting standard, if the Company is required to adopt this accounting standard, capital and surplus would be reduced by approximately $21.5 million.

NATIONAL VARIABLE
LIFE INSURANCE ACCOUNT
(A Separate Account of National
Life Insurance Company)

FINANCIAL STATEMENTS

* * * * *
DECEMBER 31, 2006

PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, CT 06103
Telephone (860) 241 7000
Facsimile (860) 241 7590

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company
and Policyholders of National Variable Life Insurance Account:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account (a Separate Account of National Life Insurance Company) (the Variable Account) at December 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

Hartford, Connecticut
April 13, 2007

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

 STATEMENTS OF NET ASSETS

December 31, 2006

Total Assets and Net Assets:		VariTrak		Estate Provider		Benefit Provider
		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value
AIM Variable Insurance Funds
Dynamics Fund	$1,642,070	146,960.78	9.55	19,372.68	10.08	25,871.93	1.69
Global Health Care Fund	$2,750,410	242,414.16	10.36	16,861.25	10.94	25,763.61	2.13
Technology Fund	$1,688,170	337,298.27	4.72	5,240.53	4.98	51,317.04	1.38
Alger American Fund
Growth Portfolio	$14,504,469	626,615.23	20.60	20,570.35	9.99	23,671.37	58.81
Leveraged All Cap Portfolio	$1,805,763	136,089.44	10.50	7,062.04	11.09	70,907.42	4.22
Small Capitalization Portfolio	$11,227,008	694,956.09	14.95	15,508.82	13.31	11,564.16	54.65
American Century Variable Portfolios
Income & Growth Portfolio	$4,863,809	272,398.45	14.27	38,155.66	15.24	42,467.27	9.28
Inflation Protection Portfolio	$1,976,214	162,617.08	10.76	13,288.97	11.02	69,977.16	1.13
International Portfolio	$3,730,169	225,619.35	15.75	10,883.61	16.14	-	-
Ultra Portfolio	$83,687	4,781.78	10.47	3,132.95	10.73	-	-
Value Portfolio	$12,266,301	463,154.91	20.60	46,852.78	19.94	128,326.16	13.96
Vista Portfolio	$3,172,187	242,497.80	12.55	10,046.61	12.85	-	-
Dreyfus Variable Investment Fund
Appreciation Portfolio	$3,040,234	238,561.89	12.36	7,264.56	12.66	-	-
Developing Leaders Portfolio	$46,313	3,930.11	11.78	-	-	-	-
Quality Bond Portfolio	$147,186	12,253.35	10.97	1,142.22	11.23	-	-
Socially Responsible Growth Fund	$391,640	42,843.51	7.90	1,621.24	8.34	13,903.19	2.86
DWS Variable Series II (1)
Dreman High Return Equity Portfolio	$399,835	28,419.21	14.07	-	-	-	-
Dreman Small Cap Value Portfolio	$1,586,715	94,237.43	16.08	4,349.37	16.47	-	-
DWS VIP Funds (1)
Equity 500 Index Fund	$1,828,205	-	-	-	-	114,730.14	15.93
Small Cap Index Fund	$281,916	-	-	-	-	14,404.27	19.57
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	$4,116,076	252,143.07	15.21	18,023.51	15.58	-	-
Mutual Shares Securities Fund	$1,071,787	69,236.47	14.15	6,376.77	14.49	-	-
Real Estate Fund	$1,699,039	84,906.32	18.31	7,680.18	18.76	-	-
Small Cap Fund	$158,567	12,295.00	12.29	591.71	12.59	-	-
Small Cap Value Securities Fund	$686,529	40,260.12	15.05	5,222.17	15.42	-	-

(1)		Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds
were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2006

Total Assets and Net Assets:		VariTrak		Estate Provider		Benefit Provider
		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value
JP Morgan Series Trust II
International Equity Portfolio	$3,520,811	211,123.78	14.54	18,394.97	14.63	10,985.12	16.53
Small Company Portfolio	$1,792,499	78,633.20	17.67	21,893.72	15.88	2,506.13	22.13
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	$93,272	-	-	-	-	61,501.32	1.52
Emerging Markets Equity Portfolio	$171,278	-	-	-	-	72,806.65	2.35
High Yield Portfolio	$74,213	-	-	-	-	61,922.11	1.20
US Real Estate Portfolio	$470,322	-	-	-	-	123,856.08	3.80
Neuberger Berman Advisors Management Trust				-
Fasciano Portfolio	$2,424,607	198,687.26	11.68	8,693.66	11.96	-	-
Limited Maturity Portfolio	$2,937,142	267,744.16	10.39	14,705.29	10.64	-	-
Mid Cap Growth Portfolio	$261,081	15,053.86	14.81	2,519.72	15.16	-	-
Partners Portfolio	$3,743,940	161,432.22	16.13	39,639.77	15.83	16,843.78	30.40
Sentinel Variable Products Trust
Balanced Fund	$4,558,169	180,322.61	19.39	63,050.34	14.94	5,158.74	23.36
Bond Fund	$5,894,456	320,016.34	16.19	42,429.92	15.38	3,908.19	15.50
Common Stock Fund	$34,325,255	1,415,501.50	23.21	73,573.59	15.78	20,189.30	15.26
Mid Cap Growth Fund	$10,957,676	434,409.95	21.22	69,281.54	14.62	48,477.29	14.96
Money Market Fund	$14,809,970	553,949.50	13.43	102,908.55	13.26	4,820,962.17	1.25
Small Company Fund	$20,491,414	425,635.37	40.06	65,444.83	28.45	74,101.79	21.31
T Rowe Price Equity Series
Blue Chip Growth Portfolio	$4,833,809	371,306.64	12.28	21,863.23	12.57	-	-
Equity Income Portfolio	$661,130	44,136.98	13.59	4,392.91	13.92	-	-
Health Sciences Portfolio	$1,053,926	78,302.40	12.53	5,685.50	12.83	-	-

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2006

Total Assets and Net Assets:		VariTrak		Estate Provider		Benefit Provider
		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value
Variable Insurance Product Funds
Contrafund Portfolio	$14,950,173	514,718.55	26.29	69,805.95	20.30	-	-
Equity Income Portfolio	$15,530,594	291,626.20	52.32	18,009.29	15.22	-	-
Growth Portfolio	$17,489,438	366,019.73	43.02	132,280.00	13.17	-	-
High Income Portfolio	$6,081,061	177,852.95	30.83	54,253.41	11.01	-	-
Index 500 Portfolio	$53,009,471	1,224,228.80	35.89	636,799.54	14.25	-	-
Investment Grade Bond Portfolio	$7,196,433	414,177.80	13.54	69,278.91	14.30	345,244.51	1.73
Mid Cap Portfolio	$2,801,229	163,506.72	16.12	10,074.54	16.50	-	-
Overseas Portfolio	$15,207,501	403,893.06	32.14	79,034.81	14.43	386,019.88	2.81
Wells Fargo Variable Trust Funds
Discovery	$8,239,344	460,989.98	14.80	46,740.44	16.33	29,538.49	22.07
Opportunity	$4,517,349	175,603.69	19.27	30,602.42	19.11	12,956.49	42.27

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Leveraged
	Dynamics	Global Health Care	Technology	Growth	All Cap
Investment income:
Dividend income	$-	$-	$-	$17,827	$-

Expenses:
Mortality and expense risk
and administrative charges	11,948	22,091	13,692	119,706	12,772

Net investment income (loss)	(11,948)	(22,091)	(13,692)	(101,879)	(12,772)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-

Net realized gain (loss) from shares sold	88,195	124,478	34,721	1,326,941	99,124

Net unrealized appreciation (depreciation)
on investments	137,979	8,271	121,803	(636,219)	176,488

Net realized and unrealized
gain (loss) on investments	226,174	132,749	156,524	690,722	275,612

Increase (decrease) in net assets
resulting from operations	$214,226	$110,658	$142,832	$588,843	$262,840

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

		American Century	American Century	American Century	American Century
	Alger American Fund	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
		Income &	Inflation
	Small Cap	Growth	Protection	International	Ultra
Investment income:
Dividend income	$-	$101,476	$65,892	$42,550	$-

Expenses:
Mortality and expense risk
and administrative charges	90,973	40,219	15,829	26,365	749

Net investment income (loss)	(90,973)	61,257	50,063	16,185	(749)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-

Net realized gain (loss) from shares sold	1,299,065	617,573	(28,944)	212,361	1,766

Net unrealized appreciation (depreciation)
on investments	630,310	64,520	(2,849)	425,139	(4,655)

Net realized and unrealized
gain (loss) on investments	1,929,375	682,093	(31,793)	637,500	(2,889)

Increase (decrease) in net assets
resulting from operations	$1,838,402	$743,350	$18,270	$653,685	$(3,638)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond
Investment income:
Dividend income	$151,090	$-	$36,536	$141	$5,999

Expenses:
Mortality and expense risk
and administrative charges	88,172	23,502	22,756	350	1,166

Net investment income (loss)	62,918	(23,502)	13,780	(209)	4,833

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	953,099	8,276	-	2,915	-

Net realized gain (loss) from shares sold	342,451	148,630	80,993	943	(1,358)

Net unrealized appreciation (depreciation)
on investments	494,980	78,511	301,353	(2,479)	1,106

Net realized and unrealized
gain (loss) on investments	1,790,530	235,417	382,346	1,379	(252)

Increase (decrease) in net assets
resulting from operations	$1,853,448	$211,915	$396,126	$1,170	$4,581

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II (1)	Series II (1)	VIP Funds (1)	VIP Funds (1)
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	High Return Equity	Small Cap Value	Equity 500 Index	Index
Investment income:
Dividend income	$372	$4,116	$4,473	$17,969	$1,813

Expenses:
Mortality and expense risk
and administrative charges	2,965	2,892	11,021	5,139	908

Net investment income (loss)	(2,593)	1,224	(6,548)	12,830	905

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	15,012	90,689	-	12,130

Net realized gain (loss) from shares sold	12,604	4,913	38,243	60,533	22,481

Net unrealized appreciation (depreciation)
on investments	19,944	32,104	132,552	162,245	8,602

Net realized and unrealized
gain (loss) on investments	32,548	52,029	261,484	222,778	43,213

Increase (decrease) in net assets
resulting from operations	$29,955	$53,253	$254,936	$235,608	$44,118

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares			Small Cap
	Securities	Securities	Real Estate	Small Cap	Value Securities
Investment income:
Dividend income	$41,841	$9,898	$26,940	$-	$3,811

Expenses:
Mortality and expense risk
and administrative charges	29,694	6,951	12,045	1,042	5,422

Net investment income (loss)	12,147	2,947	14,895	(1,042)	(1,611)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	25,209	104,627	-	21,323

Net realized gain (loss) from shares sold	191,572	21,017	27,272	2,810	30,662

Net unrealized appreciation (depreciation)
on investments	432,609	80,986	110,661	6,995	41,923

Net realized and unrealized
gain (loss) on investments	624,181	127,212	242,560	9,805	93,908

Increase (decrease) in net assets
resulting from operations	$636,328	$130,159	$257,455	$8,763	$92,297

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Company	Fixed Income	Equity	High Yield
Investment income:
Dividend income	$32,193	$-	$3,836	$1,075	$5,382

Expenses:
Mortality and expense risk
and administrative charges	26,783	15,659	302	435	222

Net investment income (loss)	5,410	(15,659)	3,534	640	5,160

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	53,400	510	3,302	-

Net realized gain (loss) from shares sold	363,231	209,057	(381)	1,700	1,604

Net unrealized appreciation (depreciation)
on investments	229,913	(8,475)	(891)	36,655	(1,137)

Net realized and unrealized
gain (loss) on investments	593,144	253,982	(762)	41,657	467

Increase (decrease) in net assets
resulting from operations	$598,554	$238,323	$2,772	$42,297	$5,627

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Advisors	Advisors	Advisors	Advisors
	Funds	Management Trust	Management Trust	Management Trust	Management Trust
			Limited	Mid Cap
	US Real Estate	Fasciano	Maturity	Growth	Partners
Investment income:
Dividend income	$4,176	$-	$84,513	$-	$25,870

Expenses:
Mortality and expense risk
and administrative charges	1,217	18,512	22,119	1,470	25,831

Net investment income (loss)	2,959	(18,512)	62,394	(1,470)	39

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	25,070	58,289	-	-	398,462

Net realized gain (loss) from shares sold	11,016	43,737	(9,641)	6,169	280,524

Net unrealized appreciation (depreciation)
on investments	81,459	2,221	29,656	15,929	(308,997)

Net realized and unrealized
gain (loss) on investments	117,545	104,247	20,015	22,098	369,989

Increase (decrease) in net assets
resulting from operations	$120,504	$85,735	$82,409	$20,628	$370,028

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable	Variable	Variable	Variable	Variable
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
			Common	Growth	Mid Cap
	Balanced	Bond	Stock	Index (2)	Growth
Investment income:
Dividend income	$109,756	$279,222	$475,880	$-	$-

Expenses:
Mortality and expense risk
and administrative charges	40,813	49,494	276,940	7,825	93,036

Net investment income (loss)	68,943	229,728	198,940	(7,825)	(93,036)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	47,842	-	-	-	-

Net realized gain (loss) from shares sold	263,741	(30,232)	2,484,058	107,948	980,473

Net unrealized appreciation (depreciation)
on investments	81,272	(38,761)	1,779,027	(54,449)	(381,497)

Net realized and unrealized
gain (loss) on investments	392,855	(68,993)	4,263,085	53,499	598,976

Increase (decrease) in net assets
resulting from operations	$461,798	$160,735	$4,462,025	$45,674	$505,940

(2)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences
Investment income:
Dividend income	$727,059	$40,542	$9,205	$6,584	$-

Expenses:
Mortality and expense risk
and administrative charges	128,876	159,726	35,489	4,077	8,021

Net investment income (loss)	598,183	(119,184)	(26,284)	2,507	(8,021)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	2,341,474	-	16,308	-

Net realized gain (loss) from shares sold	-	1,050,761	97,090	3,284	55,764

Net unrealized appreciation (depreciation)
on investments	-	(569,037)	291,070	55,764	20,894

Net realized and unrealized
gain (loss) on investments	-	2,823,198	388,160	75,356	76,658

Increase (decrease) in net assets
resulting from operations	$598,183	$2,704,014	$361,876	$77,863	$68,637

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500
Investment income:
Dividend income	$184,943	$481,675	$67,785	$455,202	$834,900

Expenses:
Mortality and expense risk
and administrative charges	125,231	128,472	150,238	52,666	421,565

Net investment income (loss)	59,712	353,203	(82,453)	402,536	413,335

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	1,187,569	1,747,884	-	-	-

Net realized gain (loss) from shares sold	1,504,208	983,670	1,270,973	3,273	3,491,263

Net unrealized appreciation (depreciation)
on investments	(1,300,360)	(536,000)	(192,716)	182,959	2,882,401

Net realized and unrealized
gain (loss) on investments	1,391,417	2,195,554	1,078,257	186,232	6,373,664

Increase (decrease) in net assets
resulting from operations	$1,451,129	$2,548,757	$995,804	$588,768	$6,786,999

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Discovery	Opportunity
Investment income:
Dividend income	$277,230	$6,701	$122,926	$-	$-

Expenses:
Mortality and expense risk
and administrative charges	57,812	21,065	116,956	66,096	35,076

Net investment income (loss)	219,418	(14,364)	5,970	(66,096)	(35,076)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	16,601	226,905	85,456	-	472,443

Net realized gain (loss) from shares sold	(140,558)	92,552	1,664,660	374,308	87,651

Net unrealized appreciation (depreciation)
on investments	141,238	(62,899)	490,844	707,120	(58,176)

Net realized and unrealized
gain (loss) on investments	17,281	256,558	2,240,960	1,081,428	501,918

Increase (decrease) in net assets
resulting from operations	$236,699	$242,194	$2,246,930	$1,015,332	$466,842

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Leveraged
	Dynamics	Global Health Care	Technology	Growth	All Cap
Net investment income (loss)	$(11,948)	$(22,091)	$(13,692)	$(101,879)	$(12,772)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	88,195	124,478	34,721	1,326,941	99,124
Net unrealized appreciation (depreciation)
on investments	137,979	8,271	121,803	(636,219)	176,488

Net realized and unrealized
gain (loss) on investments	226,174	132,749	156,524	690,722	275,612

Increase (decrease) in net assets
resulting from operations	214,226	110,658	142,832	588,843	262,840

Accumulation unit transactions:
Participant deposits	198,785	523,910	322,691	2,013,447	330,182
Transfers between investment
sub-accounts and general account, net	(32,294)	15,016	(26,102)	(550,607)	48,257
Net surrenders and lapses	(45,009)	(139,264)	(73,932)	(863,648)	(40,452)
Contract benefits	(435)	(953)	-	(63,881)	(405)
Loan interest received	1,643	4,486	1,127	31,755	1,302
Transfers for policy loans	(2,625)	(32,591)	(32,793)	(385,343)	(32,045)
Contract charges	(101,215)	(210,994)	(139,176)	(1,042,886)	(113,269)
Other	(27)	(87)	(391)	(71)	142

Total net accumulation unit transactions	18,823	159,523	51,424	(861,234)	193,712

Increase (decrease) in net assets	233,049	270,181	194,256	(272,391)	456,552

Net assets, beginning of period	1,409,021	2,480,229	1,493,914	14,776,860	1,349,211

Net assets, end of period	$1,642,070	$2,750,410	$1,688,170	$14,504,469	$1,805,763

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

		American Century	American Century	American Century	American Century
	Alger American Fund	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
		Income &	Inflation
	Small Cap	Growth	Protection	International	Ultra
Net investment income (loss)	$(90,973)	$61,257	$50,063	$16,185	$(749)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	1,299,065	617,573	(28,944)	212,361	1,766
Net unrealized appreciation (depreciation)
on investments	630,310	64,520	(2,849)	425,139	(4,655)

Net realized and unrealized
gain (loss) on investments	1,929,375	682,093	(31,793)	637,500	(2,889)

Increase (decrease) in net assets
resulting from operations	1,838,402	743,350	18,270	653,685	(3,638)

Accumulation unit transactions:
Participant deposits	1,092,952	652,019	360,735	598,981	16,754
Transfers between investment
sub-accounts and general account, net	(192,854)	(173,121)	456,801	584,301	(23,960)
Net surrenders and lapses	(627,252)	(1,315,643)	(161,469)	(156,254)	(772)
Contract benefits	(2,094)	(13,151)	-	-	-
Loan interest received	26,963	5,305	1,752	3,073	-
Transfers for policy loans	(233,637)	(78,451)	(12,524)	(54,089)	-
Contract charges	(697,100)	(369,391)	(140,440)	(221,631)	(7,019)
Other	1,903	(13)	428	(51)	(1)

Total net accumulation unit transactions	(631,119)	(1,292,446)	505,283	754,330	(14,998)

Increase (decrease) in net assets	1,207,283	(549,096)	523,553	1,408,015	(18,636)

Net assets, beginning of period	10,019,725	5,412,905	1,452,661	2,322,154	102,323

Net assets, end of period	$11,227,008	$4,863,809	$1,976,214	$3,730,169	$83,687

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond
Net investment income (loss)	$62,918	$(23,502)	$13,780	$(209)	$4,833

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	953,099	8,276	-	2,915	-
Net realized gain (loss) from shares sold	342,451	148,630	80,993	943	(1,358)
Net unrealized appreciation (depreciation)
on investments	494,980	78,511	301,353	(2,479)	1,106

Net realized and unrealized
gain (loss) on investments	1,790,530	235,417	382,346	1,379	(252)

Increase (decrease) in net assets
resulting from operations	1,853,448	211,915	396,126	1,170	4,581

Accumulation unit transactions:
Participant deposits	1,722,679	543,939	568,002	19,872	27,747
Transfers between investment
sub-accounts and general account, net	(278,692)	744,738	575,314	(595)	24,257
Net surrenders and lapses	(497,719)	(202,066)	(212,825)	(1,407)	(3,239)
Contract benefits	(5,236)	-	-	-	-
Loan interest received	10,903	3,100	1,730	-	-
Transfers for policy loans	(133,482)	(43,029)	(37,355)	-	-
Contract charges	(791,583)	(205,635)	(198,154)	(5,957)	(14,185)
Other	(297)	274	93	(5)	-

Total net accumulation unit transactions	26,573	841,321	696,805	11,908	34,580

Increase (decrease) in net assets	1,880,021	1,053,236	1,092,931	13,078	39,161

Net assets, beginning of period	10,386,280	2,118,951	1,947,303	33,235	108,025

Net assets, end of period	$12,266,301	$3,172,187	$3,040,234	$46,313	$147,186

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II (1)	Series II (1)	VIP Funds (1)	VIP Funds (1)
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	High Return Equity	Small Cap Value	Equity 500 Index	Index
Net investment income (loss)	$(2,593)	$1,224	$(6,548)	$12,830	$905

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	15,012	90,689	-	12,130
Net realized gain (loss) from shares sold	12,604	4,913	38,243	60,533	22,481
Net unrealized appreciation (depreciation)
on investments	19,944	32,104	132,552	162,245	8,602

Net realized and unrealized
gain (loss) on investments	32,548	52,029	261,484	222,778	43,213

Increase (decrease) in net assets
resulting from operations	29,955	53,253	254,936	235,608	44,118

Accumulation unit transactions:
Participant deposits	70,685	60,305	270,515	105,807	20,862
Transfers between investment
sub-accounts and general account, net	6,016	49,494	340,154	87,725	(45)
Net surrenders and lapses	(4,928)	(1,606)	(113,036)	(65,566)	(33,200)
Contract benefits	-	-	-	(653)	-
Loan interest received	164	342	435	-	-
Transfers for policy loans	(3,776)	(1,189)	(11,770)	-	-
Contract charges	(35,199)	(22,371)	(100,770)	(37,922)	(3,196)
Other	(24)	(1)	(160)	(28)	119

Total net accumulation unit transactions	32,938	84,974	385,368	89,363	(15,460)

Increase (decrease) in net assets	62,893	138,227	640,304	324,971	28,658

Net assets, beginning of period	328,747	261,608	946,411	1,503,234	253,258

Net assets, end of period	$391,640	$399,835	$1,586,715	$1,828,205	$281,916

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares			Small Cap
	Securities	Securities	Real Estate	Small Cap	Value Securities
Net investment income (loss)	$12,147	$2,947	$14,895	$(1,042)	$(1,611)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	25,209	104,627	-	21,323
Net realized gain (loss) from shares sold	191,572	21,017	27,272	2,810	30,662
Net unrealized appreciation (depreciation)
on investments	432,609	80,986	110,661	6,995	41,923

Net realized and unrealized
gain (loss) on investments	624,181	127,212	242,560	9,805	93,908

Increase (decrease) in net assets
resulting from operations	636,328	130,159	257,455	8,763	92,297

Accumulation unit transactions:
Participant deposits	632,479	89,448	229,438	31,670	125,996
Transfers between investment
sub-accounts and general account, net	695,277	331,093	213,511	47,119	(19,041)
Net surrenders and lapses	(181,575)	(34,464)	(49,971)	(1,264)	(22,772)
Contract benefits	-	-	-	-	-
Loan interest received	3,948	1,344	683	80	1,264
Transfers for policy loans	(50,220)	23,621	(20,829)	(141)	7,194
Contract charges	(238,136)	(48,368)	(101,166)	(15,655)	(46,736)
Other	(496)	(160)	(337)	-	(306)

Total net accumulation unit transactions	861,277	362,514	271,329	61,809	45,599

Increase (decrease) in net assets	1,497,605	492,673	528,784	70,572	137,896

Net assets, beginning of period	2,618,471	579,114	1,170,255	87,995	548,633

Net assets, end of period	$4,116,076	$1,071,787	$1,699,039	$158,567	$686,529

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Company	Fixed Income	Equity	High Yield
Net investment income (loss)	$5,410	$(15,659)	$3,534	$640	$5,160

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	53,400	510	3,302	-
Net realized gain (loss) from shares sold	363,231	209,057	(381)	1,700	1,604
Net unrealized appreciation (depreciation)
on investments	229,913	(8,475)	(891)	36,655	(1,137)

Net realized and unrealized
gain (loss) on investments	593,144	253,982	(762)	41,657	467

Increase (decrease) in net assets
resulting from operations	598,554	238,323	2,772	42,297	5,627

Accumulation unit transactions:
Participant deposits	536,256	232,882	13,777	2,615	8,728
Transfers between investment
sub-accounts and general account, net	66,344	(150,148)	(26,781)	23,385	(17,037)
Net surrenders and lapses	(133,395)	(159,902)	(51)	(57)	(2,385)
Contract benefits	-	-	-	-	-
Loan interest received	3,874	3,456	-	-	-
Transfers for policy loans	(90,730)	(22,331)	-	-	-
Contract charges	(250,006)	(148,119)	(1,585)	(2,464)	(1,674)
Other	161	(673)	(4)	68	1

Total net accumulation unit transactions	132,504	(244,835)	(14,644)	23,547	(12,367)

Increase (decrease) in net assets	731,058	(6,512)	(11,872)	65,844	(6,740)

Net assets, beginning of period	2,789,753	1,799,011	105,144	105,434	80,953

Net assets, end of period	$3,520,811	$1,792,499	$93,272	$171,278	$74,213

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Advisors	Advisors	Advisors	Advisors
	Funds	Management Trust	Management Trust	Management Trust	Management Trust
			Limited	Mid Cap
	US Real Estate	Fasciano	Maturity	Growth	Partners
Net investment income (loss)	$2,959	$(18,512)	$62,394	$(1,470)	$39

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	25,070	58,289	-	-	398,462
Net realized gain (loss) from shares sold	11,016	43,737	(9,641)	6,169	280,524
Net unrealized appreciation (depreciation)
on investments	81,459	2,221	29,656	15,929	(308,997)

Net realized and unrealized
gain (loss) on investments	117,545	104,247	20,015	22,098	369,989

Increase (decrease) in net assets
resulting from operations	120,504	85,735	82,409	20,628	370,028

Accumulation unit transactions:
Participant deposits	17,637	427,862	528,505	45,007	427,071
Transfers between investment
sub-accounts and general account, net	87,375	585,650	649,417	151,319	352,268
Net surrenders and lapses	(1,919)	(125,730)	(108,585)	(431)	(213,924)
Contract benefits	-	-	-	-	(4,462)
Loan interest received	-	2,577	2,450	188	5,248
Transfers for policy loans	-	(32,487)	(27,588)	(338)	(38,677)
Contract charges	(16,058)	(153,836)	(205,904)	(12,824)	(205,332)
Other	(40)	248	408	(48)	896

Total net accumulation unit transactions	86,995	704,284	838,703	182,873	323,088

Increase (decrease) in net assets	207,499	790,019	921,112	203,501	693,116

Net assets, beginning of period	262,823	1,634,588	2,016,030	57,580	3,050,824

Net assets, end of period	$470,322	$2,424,607	$2,937,142	$261,081	$3,743,940

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable	Variable	Variable	Variable	Variable
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
			Common	Growth	Mid Cap
	Balanced	Bond	Stock	Index (2)	Growth
Net investment income (loss)	$68,943	$229,728	$198,940	$(7,825)	$(93,036)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	47,842	-	-	-	-
Net realized gain (loss) from shares sold	263,741	(30,232)	2,484,058	107,948	980,473
Net unrealized appreciation (depreciation)
on investments	81,272	(38,761)	1,779,027	(54,449)	(381,497)

Net realized and unrealized
gain (loss) on investments	392,855	(68,993)	4,263,085	53,499	598,976

Increase (decrease) in net assets
resulting from operations	461,798	160,735	4,462,025	45,674	505,940

Accumulation unit transactions:
Participant deposits	804,815	951,524	4,591,489	152,346	1,565,165
Transfers between investment
sub-accounts and general account, net	(165,921)	189,685	687,156	(1,300,762)	(645,854)
Net surrenders and lapses	(714,817)	(278,907)	(1,568,899)	(30,520)	(561,583)
Contract benefits	(5,470)	(62,157)	(25,997)	-	(47,860)
Loan interest received	12,588	10,263	65,934	1,430	16,626
Transfers for policy loans	(51,624)	(75,450)	(516,041)	(3,059)	(100,222)
Contract charges	(513,674)	(451,197)	(2,487,063)	(66,459)	(793,333)
Other	(115)	11	1,098	12	(1,667)

Total net accumulation unit transactions	(634,218)	283,772	747,677	(1,247,012)	(568,728)

Increase (decrease) in net assets	(172,420)	444,507	5,209,702	(1,201,338)	(62,788)

Net assets, beginning of period	4,730,589	5,449,949	29,115,553	1,201,338	11,020,464

Net assets, end of period	$4,558,169	$5,894,456	$34,325,255	$-	$10,957,676

(2)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences
Net investment income (loss)	$598,183	$(119,184)	$(26,284)	$2,507	$(8,021)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	2,341,474	-	16,308	-
Net realized gain (loss) from shares sold	-	1,050,761	97,090	3,284	55,764
Net unrealized appreciation (depreciation)
on investments	-	(569,037)	291,070	55,764	20,894

Net realized and unrealized
gain (loss) on investments	-	2,823,198	388,160	75,356	76,658

Increase (decrease) in net assets
resulting from operations	598,183	2,704,014	361,876	77,863	68,637

Accumulation unit transactions:
Participant deposits	5,894,050	2,804,651	839,237	81,178	211,100
Transfers between investment
sub-accounts and general account, net	(3,304,993)	(194,647)	960,976	155,787	195,393
Net surrenders and lapses	(4,853,044)	(1,000,272)	(162,099)	(1,272)	(62,172)
Contract benefits	(84,719)	(3,948)	-	-	-
Loan interest received	31,879	23,337	4,427	97	931
Transfers for policy loans	467,964	(286,032)	(54,043)	(27)	(21,647)
Contract charges	(1,737,444)	(1,310,295)	(317,175)	(30,216)	(65,624)
Other	2,463	261	1,104	48	298

Total net accumulation unit transactions	(3,583,844)	33,055	1,272,427	205,595	258,279

Increase (decrease) in net assets	(2,985,661)	2,737,069	1,634,303	283,458	326,916

Net assets, beginning of period	17,795,631	17,754,345	3,199,506	377,672	727,010

Net assets, end of period	$14,809,970	$20,491,414	$4,833,809	$661,130	$1,053,926

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500
Net investment income (loss)	$59,712	$353,203	$(82,453)	$402,536	$413,335

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	1,187,569	1,747,884	–	–	–
Net realized gain (loss) from shares sold	1,504,208	983,670	1,270,973	3,273	3,491,263
Net unrealized appreciation (depreciation)
on investments	(1,300,360)	(536,000)	(192,716)	182,959	2,882,401

Net realized and unrealized
gain (loss) on investments	1,391,417	2,195,554	1,078,257	186,232	6,373,664

Increase (decrease) in net assets
resulting from operations	1,451,129	2,548,757	995,804	588,768	6,786,999

Accumulation unit transactions:
Participant deposits	1,930,134	1,683,977	2,429,393	822,036	7,836,401
Transfers between investment
sub-accounts and general account, net	177,220	(364,171)	(728,877)	(59,593)	(916,294)
Net surrenders and lapses	(826,145)	(820,158)	(1,142,200)	(380,325)	(3,144,219)
Contract benefits	(40,292)	(17,721)	(40,214)	(63,638)	(594,130)
Loan interest received	24,603	25,784	51,396	7,357	69,485
Transfers for policy loans	(220,510)	(144,845)	(278,638)	(199,250)	(702,134)
Contract charges	(1,044,105)	(1,217,596)	(1,308,754)	(476,269)	(3,879,990)
Other	(2,682)	(68)	(804)	(170)	(5,261)

Total net accumulation unit transactions	(1,777)	(854,798)	(1,018,698)	(349,852)	(1,336,142)

Increase (decrease) in net assets	1,449,352	1,693,959	(22,894)	238,916	5,450,857

Net assets, beginning of period	13,500,821	13,836,635	17,512,332	5,842,145	47,558,614

Net assets, end of period	$14,950,173	$15,530,594	$17,489,438	$6,081,061	$53,009,471

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Discovery	Opportunity
Net investment income (loss)	$219,418	$(14,364)	$5,970	$(66,096)	$(35,076)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	16,601	226,905	85,456	–	472,443
Net realized gain (loss) from shares sold	(140,558)	92,552	1,664,660	374,308	87,651
Net unrealized appreciation (depreciation)
on investments	141,238	(62,899)	490,844	707,120	(58,176)

Net realized and unrealized
gain (loss) on investments	17,281	256,558	2,240,960	1,081,428	501,918

Increase (decrease) in net assets
resulting from operations	236,699	242,194	2,246,930	1,015,332	466,842

Accumulation unit transactions:
Participant deposits	1,213,258	432,999	1,736,187	1,201,629	566,269
Transfers between investment
sub-accounts and general account, net	140,783	765,638	(102,917)	(280,492)	(115,406)
Net surrenders and lapses	(482,474)	(124,745)	(793,159)	(503,469)	(267,660)
Contract benefits	(2,825)	(2,842)	(29,935)	(8,484)	(1,206)
Loan interest received	13,465	1,998	27,555	20,425	3,139
Transfers for policy loans	(51,602)	(60,513)	(226,073)	(114,045)	(51,072)
Contract charges	(642,290)	(185,378)	(918,624)	(590,257)	(299,222)
Other	322	310	(1,889)	(105)	(623)

Total net accumulation unit transactions	188,637	827,467	(308,855)	(274,798)	(165,781)

Increase (decrease) in net assets	425,336	1,069,661	1,938,075	740,534	301,061

Net assets, beginning of period	6,771,097	1,731,568	13,269,426	7,498,810	4,216,288

Net assets, end of period	$7,196,433	$2,801,229	$15,207,501	$8,239,344	$4,517,349

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Leveraged
	Dynamics	Global Health Care (1)	Technology	Growth	All Cap
Net investment income (loss)	$(10,696)	$(20,154)	$(12,269)	$(87,571)	$(10,033)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	–	–	–	–
Net realized gain (loss) from shares sold	129,863	182,781	65,145	472,865	115,477
Net unrealized appreciation (depreciation)
on investments	7,280	9,647	(33,361)	1,142,500	46,465

Net realized and unrealized
gain (loss) on investments	137,143	192,428	31,784	1,615,365	161,942

Increase (decrease) in net assets
resulting from operations	126,447	172,274	19,515	1,527,794	151,909

Accumulation unit transactions:
Participant deposits	231,055	574,417	380,497	2,315,972	281,930
Transfers between investment
sub-accounts and general account, net	(157,431)	(236,438)	(106,300)	(1,084,552)	(75,636)
Net surrenders and lapses	(73,764)	(128,487)	(114,673)	(1,068,029)	(77,983)
Contract benefits	–	–	–	(25,714)	(3,007)
Loan interest received	1,177	2,634	1,708	27,478	832
Transfers for policy loans	(10,775)	(29,328)	(15,839)	(248,064)	(18,016)
Contract charges	(104,641)	(220,548)	(141,054)	(1,126,133)	(109,822)
Other	(1)	50	102	(2,289)	(107)

Total net accumulation unit transactions	(114,380)	(37,700)	4,441	(1,211,331)	(1,809)

Increase (decrease) in net assets	12,067	134,574	23,956	316,463	150,100

Net assets, beginning of period	1,396,954	2,345,655	1,469,958	14,460,397	1,199,111

Net assets, end of period	$1,409,021	$2,480,229	$1,493,914	$14,776,860	$1,349,211

(1) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

		American Century	American Century	American Century	American Century
	Alger American Fund	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
		Income &	Inflation
	Small Cap	Growth	Protection	International	Ultra
Net investment income (loss)	$(79,284)	$63,530	$45,235	$(120)	$(412)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	–	465	–	–
Net realized gain (loss) from shares sold	602,451	215,770	(253)	69,562	301
Net unrealized appreciation (depreciation)
on investments	856,851	(77,419)	(32,110)	176,971	2,317

Net realized and unrealized
gain (loss) on investments	1,459,302	138,351	(31,898)	246,533	2,618

Increase (decrease) in net assets
resulting from operations	1,380,018	201,881	13,337	246,413	2,206

Accumulation unit transactions:
Participant deposits	1,272,090	906,558	309,293	445,922	16,039
Transfers between investment
sub-accounts and general account, net	(443,692)	(301,666)	705,654	836,140	70,937
Net surrenders and lapses	(459,055)	(102,927)	(130,810)	(50,213)	(264)
Contract benefits	(9,366)	(7,367)	–	–	–
Loan interest received	22,672	3,278	636	1,665	–
Transfers for policy loans	(125,848)	(57,879)	(11,735)	(26,959)	–
Contract charges	(672,406)	(392,418)	(102,521)	(138,443)	(5,268)
Other	(10,231)	(127)	135	3,735	(7)

Total net accumulation unit transactions	(425,836)	47,452	770,652	1,071,847	81,437

Increase (decrease) in net assets	954,182	249,333	783,989	1,318,260	83,643

Net assets, beginning of period	9,065,543	5,163,572	668,672	1,003,894	18,680

Net assets, end of period	$10,019,725	$5,412,905	$1,452,661	$2,322,154	$102,323

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond
Net investment income (loss)	$3,916	$(14,119)	$(11,273)	$(141)	$2,311

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	931,775	–	–	–	–
Net realized gain (loss) from shares sold	545,642	61,875	13,437	202	(14)
Net unrealized appreciation (depreciation)
on investments	(1,058,676)	89,772	37,433	1,566	(877)

Net realized and unrealized
gain (loss) on investments	418,741	151,647	50,870	1,768	(891)

Increase (decrease) in net assets
resulting from operations	422,657	137,528	39,597	1,627	1,420

Accumulation unit transactions:
Participant deposits	1,798,936	429,100	351,749	8,054	64,855
Transfers between investment
sub-accounts and general account, net	391,165	759,888	1,071,510	21,792	45,617
Net surrenders and lapses	(350,859)	(107,447)	(60,953)	–	(482)
Contract benefits	(51,796)	–	–	–	–
Loan interest received	8,032	1,636	503	–	–
Transfers for policy loans	(141,158)	(19,846)	(16,820)	–	–
Contract charges	(743,525)	(143,072)	(113,740)	(3,336)	(11,331)
Other	682	4,145	2,948	(52)	(51)

Total net accumulation unit transactions	911,477	924,404	1,235,197	26,458	98,608

Increase (decrease) in net assets	1,334,134	1,061,932	1,274,794	28,085	100,028

Net assets, beginning of period	9,052,146	1,057,019	672,509	5,150	7,997

Net assets, end of period	$10,386,280	$2,118,951	$1,947,303	$33,235	$108,025

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

		Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Dreyfus Variable	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Investment Fund	Products Trust	Products Trust	Products Trust	Products Trust
	Socially	Foreign	Mutual Shares
	Responsible Growth	Securities	Securities	Real Estate	Small Cap
Net investment income (loss)	$(2,519)	$5,515	$(165)	$3,042	$(554)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	–	1,030	41,848	2,051
Net realized gain (loss) from shares sold	10,227	74,116	3,959	22,911	952
Net unrealized appreciation (depreciation)
on investments	1,324	131,731	37,945	39,132	6,305

Net realized and unrealized
gain (loss) on investments	11,551	205,847	42,934	103,891	9,308

Increase (decrease) in net assets
resulting from operations	9,032	211,362	42,769	106,933	8,754

Accumulation unit transactions:
Participant deposits	55,037	484,023	43,533	236,429	44,250
Transfers between investment
sub-accounts and general account, net	6,514	1,058,709	469,412	556,477	31,273
Net surrenders and lapses	(5,163)	(53,029)	(604)	(10,587)	(504)
Contract benefits	–	–	–	–	–
Loan interest received	99	1,628	6	144	–
Transfers for policy loans	(200)	(37,529)	(6,365)	(15,823)	–
Contract charges	(33,365)	(150,004)	(20,154)	(67,477)	(10,371)
Other	7	3,121	66	(343)	93

Total net accumulation unit transactions	22,929	1,306,919	485,894	698,820	64,741

Increase (decrease) in net assets	31,961	1,518,281	528,663	805,753	73,495

Net assets, beginning of period	296,786	1,100,190	50,451	364,502	14,500

Net assets, end of period	$328,747	$2,618,471	$579,114	$1,170,255	$87,995

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Franklin Templeton			Morgan Stanley	Morgan Stanley
	Variable Insurance	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional
	Products Trust	Series Trust II	Series Trust II	Funds	Funds
	Small Cap	International	Small	Core Plus	Emerging Markets
	Value Securities	Equity	Company	Fixed Income	Equity
Net investment income (loss)	$(464)	$(655)	$(16,389)	$3,338	$72

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	329	–	253,469	755	–
Net realized gain (loss) from shares sold	13,460	218,879	184,414	1,075	1,046
Net unrealized appreciation (depreciation)
on investments	21,555	30,149	(367,910)	(951)	25,532

Net realized and unrealized
gain (loss) on investments	35,344	249,028	69,973	879	26,578

Increase (decrease) in net assets
resulting from operations	34,880	248,373	53,584	4,217	26,650

Accumulation unit transactions:
Participant deposits	110,857	493,955	271,910	16,796	2,780
Transfers between investment
sub-accounts and general account, net	280,228	106,658	(180,430)	(9,376)	(494)
Net surrenders and lapses	(5,346)	(109,453)	(107,514)	(10,852)	–
Contract benefits	–	–	(3,250)	–	–
Loan interest received	242	2,161	808	–	–
Transfers for policy loans	(18,635)	(42,356)	(8,673)	–	–
Contract charges	(31,899)	(214,764)	(152,043)	(1,633)	(1,749)
Other	(26)	236	(377)	(29)	(1)

Total net accumulation unit transactions	335,421	236,437	(179,569)	(5,094)	536

Increase (decrease) in net assets	370,301	484,810	(125,985)	(877)	27,186

Net assets, beginning of period	178,332	2,304,943	1,924,996	106,021	78,248

Net assets, end of period	$548,633	$2,789,753	$1,799,011	$105,144	$105,434

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Morgan Stanley	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Universal Institutional	Advisors	Advisors	Advisors
	Funds	Funds	Management Trust	Management Trust	Management Trust
				Limited	Mid Cap
	High Yield	US Real Estate	Fasciano	Maturity	Growth
Net investment income (loss)	$5,696	$2,002	$(10,884)	$37,914	$(241)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	6,007	6,826	–	–
Net realized gain (loss) from shares sold	1,653	7,057	18,817	(14,999)	1,473
Net unrealized appreciation (depreciation)
on investments	(6,679)	20,654	39,026	(11,884)	2,832

Net realized and unrealized
gain (loss) on investments	(5,026)	33,718	64,669	(26,883)	4,305

Increase (decrease) in net assets
resulting from operations	670	35,720	53,785	11,031	4,064

Accumulation unit transactions:
Participant deposits	9,928	12,501	320,370	464,496	10,067
Transfers between investment
sub-accounts and general account, net	1,450	16,636	624,249	871,477	41,761
Net surrenders and lapses	(6,482)	(1,041)	(13,040)	(138,398)	(1,349)
Contract benefits	–	–	–	–	–
Loan interest received	–	–	1,439	738	30
Transfers for policy loans	–	–	(22,634)	(23,355)	(4,012)
Contract charges	(2,005)	(11,329)	(98,040)	(146,421)	(2,614)
Other	(5)	(2)	2,072	(34)	(12)

Total net accumulation unit transactions	2,886	16,765	814,416	1,028,503	43,871

Increase (decrease) in net assets	3,556	52,485	868,201	1,039,534	47,935

Net assets, beginning of period	77,397	210,338	766,387	976,496	9,645

Net assets, end of period	$80,953	$262,823	$1,634,588	$2,016,030	$57,580

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Neuberger Berman	Scudder	Scudder
	Advisors	Variable	Variable	Scudder	Scudder
	Management Trust	Series II	Series II	VIT Funds	VIT Funds
		Dreman	Dreman	EAFE
	Partners	High Return Equity	Small Cap Value	Equity Index	Equity 500 Index
Net investment income (loss)	$4,570	$(280)	$(4,321)	$6,614	$13,159

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	531	–	79,658	–	–
Net realized gain (loss) from shares sold	225,176	3,107	54,024	68,885	88,750
Net unrealized appreciation (depreciation)
on investments	162,525	8,834	(21,961)	(79,607)	(37,375)

Net realized and unrealized
gain (loss) on investments	388,232	11,941	111,721	(10,722)	51,375

Increase (decrease) in net assets
resulting from operations	392,802	11,661	107,400	(4,108)	64,534

Accumulation unit transactions:
Participant deposits	522,620	62,889	222,778	11,041	260,195
Transfers between investment
sub-accounts and general account, net	474,330	159,780	10,722	(304,997)	133,188
Net surrenders and lapses	(90,941)	(221)	(14,845)	(757)	(52,087)
Contract benefits	(4,852)	–	–	–	–
Loan interest received	1,995	117	130	–	–
Transfers for policy loans	(28,603)	(6,788)	(9,851)	–	–
Contract charges	(164,485)	(13,483)	(83,628)	(3,936)	(29,545)
Other	200	(5)	5,864	6	10

Total net accumulation unit transactions	710,264	202,289	131,170	(298,643)	311,761

Increase (decrease) in net assets	1,103,066	213,950	238,570	(302,751)	376,295

Net assets, beginning of period	1,947,758	47,658	707,841	302,751	1,126,939

Net assets, end of period	$3,050,824	$261,608	$946,411	$–	$1,503,234

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

		Sentinel	Sentinel	Sentinel	Sentinel
	Scudder	Variable	Variable	Variable	Variable
	VIT Funds	Products Trust	Products Trust	Products Trust	Products Trust
	Small Cap			Common	Growth
	Index	Balanced	Bond	Stock	Index
Net investment income (loss)	$656	$65,426	$193,958	$82,135	$817

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	5,933	78,597	–	–	–
Net realized gain (loss) from shares sold	21,120	146,627	28,021	907,543	79,716
Net unrealized appreciation (depreciation)
on investments	(15,413)	(78,190)	(169,385)	802,132	(55,129)

Net realized and unrealized
gain (loss) on investments	11,640	147,034	(141,364)	1,709,675	24,587

Increase (decrease) in net assets
resulting from operations	12,296	212,460	52,594	1,791,810	25,404

Accumulation unit transactions:
Participant deposits	58,331	866,415	1,010,924	4,783,814	270,875
Transfers between investment
sub-accounts and general account, net	(6,229)	14,009	96,658	1,038,827	(249,958)
Net surrenders and lapses	(15,063)	(98,281)	(296,003)	(987,677)	(51,958)
Contract benefits	–	(8,444)	(1,049)	(91,543)	–
Loan interest received	–	9,107	7,495	52,164	1,270
Transfers for policy loans	–	(88,098)	(79,856)	(450,166)	(10,561)
Contract charges	(2,113)	(498,289)	(440,910)	(2,287,630)	(90,523)
Other	(27)	(182)	(193)	(2,402)	(132)

Total net accumulation unit transactions	34,899	196,237	297,066	2,055,387	(130,987)

Increase (decrease) in net assets	47,195	408,697	349,660	3,847,197	(105,583)

Net assets, beginning of period	206,063	4,321,892	5,100,289	25,268,356	1,306,921

Net assets, end of period	$253,258	$4,730,589	$5,449,949	$29,115,553	$1,201,338

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Sentinel	Sentinel	Sentinel	Strong	Strong
	Variable	Variable	Variable	Variable	Variable
	Products Trust	Products Trust	Products Trust	Insurance Funds	Insurance Funds
	Mid Cap	Money	Small	Mid Cap	Opportunity
	Growth	Market	Company	Growth Fund II (2)	Fund II (2)
Net investment income (loss)	$(91,059)	$321,695	$(126,186)	$–	$–

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	–	1,696,928	–	–
Net realized gain (loss) from shares sold	850,638	–	1,446,176	–	–
Net unrealized appreciation (depreciation)
on investments	(462,939)	–	(1,747,573)	–	–

Net realized and unrealized
gain (loss) on investments	387,699	–	1,395,531	–	–

Increase (decrease) in net assets
resulting from operations	296,640	321,695	1,269,345	–	–

Accumulation unit transactions:
Participant deposits	1,766,409	8,870,679	3,026,634	–	–
Transfers between investment
sub-accounts and general account, net	(908,919)	(6,112,536)	(747,082)	(7,561,771)	(3,979,718)
Net surrenders and lapses	(513,349)	(1,216,966)	(749,792)	–	–
Contract benefits	(2,939)	(11,699)	(56,361)	–	–
Loan interest received	18,473	33,805	18,583	–	–
Transfers for policy loans	(135,574)	294,587	(221,100)	–	–
Contract charges	(831,512)	(1,990,321)	(1,276,476)	–	–
Other	(1,212)	3,973	(5,655)	–	–

Total net accumulation unit transactions	(608,623)	(128,478)	(11,249)	–	–

Increase (decrease) in net assets	(311,983)	193,217	1,258,096	(7,561,771)	(3,979,718)

Net assets, beginning of period	11,332,447	17,602,414	16,496,249	7,561,771	3,979,718

Net assets, end of period	$11,020,464	$17,795,631	$17,754,345	$–	$–

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	T Rowe Price	T Rowe Price	T Rowe Price	Variable	Variable
	Equity	Equity	Equity	Insurance	Insurance
	Series	Series	Series	Product Funds	Product Funds
	Blue Chip	Equity	Health		Equity
	Growth	Income	Sciences	Contrafund	Income
Net investment income (loss)	$(15,005)	$1,722	$(3,509)	$(69,867)	$100,797

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	16,208	–	2,074	491,201
Net realized gain (loss) from shares sold	44,595	3,039	11,328	852,749	473,507
Net unrealized appreciation (depreciation)
on investments	112,948	(9,615)	60,050	996,511	(404,215)

Net realized and unrealized
gain (loss) on investments	157,543	9,632	71,378	1,851,334	560,493

Increase (decrease) in net assets
resulting from operations	142,538	11,354	67,869	1,781,467	661,290

Accumulation unit transactions:
Participant deposits	585,878	44,055	115,851	1,781,045	2,009,959
Transfers between investment
sub-accounts and general account, net	1,731,366	214,732	372,192	923,889	(665,765)
Net surrenders and lapses	(95,737)	(9,844)	(7,822)	(686,459)	(638,769)
Contract benefits	–	–	–	(58,159)	(92,067)
Loan interest received	1,640	21	58	16,654	26,269
Transfers for policy loans	(43,638)	27	(11,688)	(236,418)	(170,866)
Contract charges	(176,789)	(17,116)	(34,511)	(955,934)	(1,247,826)
Other	(744)	(34)	2,641	(3,422)	(1,596)

Total net accumulation unit transactions	2,001,976	231,841	436,721	781,196	(780,661)

Increase (decrease) in net assets	2,144,514	243,195	504,590	2,562,663	(119,371)

Net assets, beginning of period	1,054,992	134,477	222,420	10,938,158	13,956,006

Net assets, end of period	$3,199,506	$377,672	$727,010	$13,500,821	$13,836,635

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		High		Investment
	Growth	Income	Index 500	Grade Bond	Mid Cap
Net investment income (loss)	$(63,907)	$810,339	$409,540	$167,781	$(10,068)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	–	–	133,400	13,631
Net realized gain (loss) from shares sold	10,653	190,237	2,255,376	(82,910)	52,818
Net unrealized appreciation (depreciation)
on investments	871,316	(898,221)	(869,963)	(131,089)	156,964

Net realized and unrealized
gain (loss) on investments	881,969	(707,984)	1,385,413	(80,599)	223,413

Increase (decrease) in net assets
resulting from operations	818,062	102,355	1,794,953	87,182	213,345

Accumulation unit transactions:
Participant deposits	2,676,539	1,006,165	8,203,522	1,380,028	341,063
Transfers between investment
sub-accounts and general account, net	(860,960)	(293,270)	(1,424,387)	425,773	691,413
Net surrenders and lapses	(652,182)	(233,695)	(2,618,406)	(402,798)	(18,522)
Contract benefits	(47,155)	(2,115)	(19,476)	(3,621)	–
Loan interest received	38,011	6,059	55,950	12,433	304
Transfers for policy loans	(459,191)	(72,734)	(527,919)	(64,762)	(21,599)
Contract charges	(1,376,899)	(483,364)	(4,012,729)	(627,755)	(101,573)
Other	(3,690)	(454)	(824)	83	2,648

Total net accumulation unit transactions	(685,527)	(73,408)	(344,269)	719,381	893,734

Increase (decrease) in net assets	132,535	28,947	1,450,684	806,563	1,107,079

Net assets, beginning of period	17,379,797	5,813,198	46,107,930	5,964,534	624,489

Net assets, end of period	$17,512,332	$5,842,145	$47,558,614	$6,771,097	$1,731,568

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Variable	Wells Fargo	Wells Fargo
	Insurance	Variable	Variable
	Product Funds	Trust Funds	Trust Funds

	Overseas	Discovery (2)	Opportunity (2)
Net investment income (loss)	$(23,461)	$(61,649)	$(32,496)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	58,286	–	–
Net realized gain (loss) from shares sold	742,510	1,519,286	930,478
Net unrealized appreciation (depreciation)
on investments	1,268,791	(838,835)	(606,906)

Net realized and unrealized
gain (loss) on investments	2,069,587	680,451	323,572

Increase (decrease) in net assets
resulting from operations	2,046,126	618,802	291,076

Accumulation unit transactions:
Participant deposits	1,633,417	1,275,386	626,385
Transfers between investment
sub-accounts and general account, net	(162,499)	7,144,870	3,825,235
Net surrenders and lapses	(519,018)	(513,816)	(199,760)
Contract benefits	(13,018)	(38,904)	–
Loan interest received	23,603	15,740	2,593
Transfers for policy loans	(160,461)	(398,960)	(21,203)
Contract charges	(851,939)	(605,540)	(308,243)
Other	(12,107)	1,232	205

Total net accumulation unit transactions	(62,022)	6,880,008	3,925,212

Increase (decrease) in net assets	1,984,104	7,498,810	4,216,288

Net assets, beginning of period	11,285,322	–	–

Net assets, end of period	$13,269,426	$7,498,810	$4,216,288

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Asset Management, Inc., an indirectly-owned subsidiary of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”), and for the SVPT Money Market Fund.

National Life maintains three products within the Variable Account. The VariTrak Product was established on March 11, 1996 and is used exclusively for National Life’s flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Product to be used exclusively for National Life’s flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Product to be used exclusively for National Life’s flexible premium variable universal life policy known collectively as Benefit Provider.

The Variable Account invests the accumulated policyholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, Alger American Fund, American Century Variable Portfolios (“ACVP”), Dreyfus Variable Investment Fund, DWS Variable Series II (formerly Scudder Variable Series II), DWS VIP Funds (formerly Scudder VIT Funds), Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, SVPT, T Rowe Price Equity Series, Fidelity Variable Insurance Products Fund (“VIPF”), and Wells Fargo Variable Trust. Net premiums received by the Variable Account are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are fifty-four sub-accounts within the Variable Account as of December 31, 2006. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

During 2006, the assets of the SVPT Growth Index Fund were merged into the SVPT Mid Cap Growth Fund.

During 2005, Wells Fargo purchased the Strong Variable Insurance Funds whose funds were merged into newly organized funds within the Wells Fargo Variable Trust Funds which substantially retained their prior objectives and characteristics.

On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund, and INVESCO Technology Fund was renamed AIM Technology Fund.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc (“MSF”) were merged into two series of the Gartmore Variable Insurance Trust (“GVIT”). The GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund, respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 8 for additional information on substitutions.

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the financial statements.

Investments

The mutual fund portfolios consist of the AIM Dynamics Fund, AIM Global Health Care Fund (formerly AIM Health Sciences Fund), AIM Technology Fund, Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American Small Capitalization Portfolio, ACVP Income & Growth Portfolio, ACVP Inflation Protection Portfolio, ACVP International Portfolio, ACVP Ultra Portfolio, ACVP Value Portfolio, ACVP Vista Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Developing Leaders Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, DWS Dreman High Return Equity Portfolio (formerly Scudder Dreman High Return Equity Portfolio), DWS Dreman Small Cap Value Portfolio (formerly Scudder Dreman Small Cap Value Portfolio), DWS Equity 500 Index Fund (formerly Scudder Equity 500 Index Fund), DWS Small Cap Index Fund (formerly Scudder Small Cap Index Fund), Franklin Templeton Foreign Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Real Estate Fund, Franklin Templeton Small Cap Fund, Franklin Templeton Small Cap Value Securities Fund, JP Morgan International Equity Portfolio, JP Morgan Small Company Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley High Yield Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Fasciano Portfolio, Neuberger Berman Limited Maturity Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger Berman Partners Portfolio, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Mid Cap Growth Fund, SVPT Money Market Fund, SVPT Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, VIPF Contrafund Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Mid Cap Portfolio, VIPF Overseas Portfolio, Wells Fargo Discovery, and Wells Fargo Opportunity. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain (loss) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first in, first out method (FIFO).

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Participant Transactions

Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Participant deposits are reduced by applicable deductions, charges and state premium taxes. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

Loans

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

Federal Income Taxes

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2006, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2006, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2007.

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – VariTrak Product
Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Tax Charge	Upon receipt of premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy in Years 1 - 15, or the 15 Policy Years following an increase in Face Amount	$0 - $2 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or following an increase in Face Amount	$1.10 to $37.75 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Withdrawal Fees	Upon making a withdrawal	Lesser of 2% of amount withdrawn or $25	Deducted from Withdrawal Amount
Transfer Fees	Upon making a transfer	$25 per transfer in excess of 5 transfers in any one Policy Year	Deducted from Transfer Amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Account Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Unit Liquidation from Account Value
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of Policy	Unit liquidation from Account Value
Mortality and Expense Risk Fees	Deducted Daily	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account	Deducted from sub-accounts as a Reduction in Unit Value
Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1000 of Face Amount	Unit liquidation from Account Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Estate Provider Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	7.40% - 10.40% depending on Policy Year	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse before the end of Policy Year 10, or the ten years after an increase in the Basic Coverage	Based on Joint Age at issue or time of increase; Level up to 5 years, declines thereafter each month by 1/60 of initial surrender charge	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Account Value
Variable Account Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.75% - 0.90% in Policy Years 1 - 10; 0.25% - 0.35% after Policy Year 10	Unit Liquidation from Account Value
Administrative Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$15.00 plus $0.08 per $1000 of basic coverage in Policy Years 1 - 10; $7.50 after Policy Year 10	Unit Liquidation from Account Value
Withdrawal Charge	Upon making a Withdrawal	The lesser of 2% of the Withdrawal amount or $25	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	Currently no charge is assessed	Deducted from the Transfer amount
Projection Report Charge	At the time Report is requested	Determined at time Report is requested	Pro-Rata Unit Liquidation from Account Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Benefit Provider Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Distribution Charge	Upon receipt of Premium Payment	5% - 13% of Premiums paid during the Policy Year up to the Target Premium, plus 2.5% - 5% of Premiums paid in excess of the Target Premium	Deducted from Premium Payment
Premium Tax Charge	Upon receipt of Premium Payment	2% - 3.5%, Amount varies by State; 2% for certain cities in South Carolina and 12% for certain jurisdictions in Kentucky	Deducted from Premium Payment
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of the Policy	Unit liquidation from Account Value
Policy Administration Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Currently $5.50 per month; Guaranteed not to exceed $8.00 per month	Unit liquidation from Account Value
Underwriting Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$20 in Policy Year 1, and $45 in each of the next four years	Unit liquidation from Account Value
Mortality and Expense Risk Charge	Deducted Daily	Annual rate of 0% - 0.22% of the average daily net assets of each sub-account of the Separate Account; Guaranteed not to exceed Annual rate of 0.60%	Deducted from sub-accounts as a reduction in Unit Value
Separate Account Administration Charge	Deducted Daily	Annual Rate of 0.10%	Deducted from sub-accounts as a reduction in Unit Value
Transfer Charge	Upon making a Transfer	$25 per Transfer in excess of 12 transfers in any one Policy Year	Deducted from Transfer amount
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2006 are set forth below:

Portfolio		Shares	Cost
AIM Variable Insurance Funds
Dynamics Fund		95,748	$1,228,003
Global Health Care Fund		127,867	2,416,710
Technology Fund		120,412	1,438945

Alger American Fund
Growth Portfolio		351,879	11,976233
Leveraged AllCap Portfolio		43,533	1,399612
Small Capitalization Portfolio		395,039	7,433,534

American Century Variable Portfolios
Income & Growth Portfolio		563,593	3,917,448
Inflation Protection		195,867	2,002,655
International Portfolio		368,594	3,021,954
Ultra Portfolio		8,335	85,055
Value Portfolio		1,403,467	11,064,782
Vista Portfolio		201,537	2,897,485

Dreyfus Variable Investment Fund
Appreciation Portfolio		71,451	2,684,384
Developing Leaders		1,102	47,015
Quality Bond Portfolio		13,107	146,872
Socially Responsible Growth Fund		13,766	339,076

DWS Variable Series II	(1)
Dreman High Return Equity Portfolio		26,620	356,165
Dreman Small Cap Value Portfolio		69,349	1,401,605

DWS VIP Funds	(1)
Equity 500 Index Fund		122,125	1,441,170
Small Cap Index Fund		17,489	236,144

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		219,876	3,451,979
Mutual Shares Securities Fund		52,359	949,823
Real Estate Fund		48,992	1,510,742
Small Capitalization Fund		7,165	144,355
Small Cap Value Securities Fund		36,537	609,154

JP Morgan Series Trust II
International Equity Portfolio		238,861	2,723,911
Small Company Portfolio		100,589	1,590,704

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio		8,182	93,458
Emerging Markets Equity Portfolio		8,766	79,516
High Yield Portfolio		5,473	74,986
US Real Estate Portfolio		16,019	292,718

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2006 are set forth below:

Portfolio	Shares	Cost
Neuberger Berman Advisors Management Trust
Fasciano Maturity Portfolio	166,869	$2,337,437
Limited Maturity Portfolio	230,184	2,941,013
Mid Cap Growth Portfolio	11,224	241,126
Partners Portfolio	176,935	3,437,362

Sentinel Variable Products Trust
Balanced Fund	364,071	4,248,158
Bond Fund	606,426	6,156,964
Common Stock Fund	2,563,499	27,563,717
Mid Cap Growth Fund	1,076,393	9,389,839
Money Market Fund	14,809,970	14,809,970
Small Company Fund	1,429,966	20,475,082

T Rowe Price Equity Series
Blue Chip Growth Portfolio	464,343	4,361,134
Equity Income Portfolio	26,658	611,660
Health Sciences Portfolio	83,645	955,112

Variable Insurance Product Funds
Contrafund Portfolio	475,061	12,832,907
Equity Income Portfolio	592,771	13,907,822
Growth Portfolio	487,578	14,850,471
High Income Portfolio	957,647	6,188,072
Index 500 Portfolio	328,517	43,252,819
Investment Grade Bond Portfolio	563,984	7,156,418
Mid Cap Portfolio	80,565	2,645,680
Overseas Portfolio	634,439	10,741,926

Wells Fargo Variable Trust Funds
Discovery	501,177	6,633,491
Opportunity	188,066	4,180,733

The cost also represents the aggregate cost for federal income tax purposes.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2006 aggregated the following:

			Sales
Portfolio		Purchases	Proceeds
AIM Variable Insurance Funds
Dynamics Fund		$258,662	$251,785
Global Health Care Fund		687,087	549652
Technology Fund		405,647	367,916

Alger American Fund
Growth Portfolio		2,740,603	3,703,714
Leveraged AllCap Portfolio		579,631	398,693
Small Capitalization Portfolio		1,734,008	2,456,102

American Century Variable Portfolios
Income & Growth Portfolio		977,263	2,208,453
Inflation Protection		1,325,821	770,475
International Portfolio		1,638,319	867,805
Ultra Portfolio		39,490	55,237
Value Portfolio		3,670,966	2,628,375
Vista Portfolio		1,580,553	754,458

Dreyfus Variable Investment Fund
Appreciation Portfolio		1,495,700	785,114
Developing Leaders		39,781	25,166
Quality Bond Portfolio		111,828	72,416
Socially Responsible Growth Fund		90,199	59,852

DWS Variable Series II	(1)
Dreman High Return Equity Portfolio		404,097	302,886
Dreman Small Cap Value Portfolio		1,725,349	1,255,839

DWS VIP Funds	(1)
Equity 500 Index Fund		1,542,701	1,440,507
Small Cap Index Fund		264,392	266,817

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		1,787,345	913,922
Mutual Shares Securities Fund		549,290	158,619
Real Estate Fund		792,819	401,968
Small Capitalization Fund		83,542	22,775
Small Cap Value Securities Fund		269,951	204,640

JP Morgan Series Trust II
International Equity Portfolio		1,038,130	900,215
Small Company Portfolio		500,103	707,197

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio		22,719	33,320
Emerging Markets Equity Portfolio		30,535	3,045
High Yield Portfolio		17,065	24,273
US Real Estate Portfolio		137,112	22,088

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2006 aggregated the following:

			Sales
Portfolio		Purchases	Proceeds
Neuberger Berman Advisors Management Trust
Fasciano Maturity Portfolio		$1,219,539	$475,477
Limited Maturity Portfolio		1,533,039	631,942
Mid Cap Growth Portfolio		216,542	35,139
Partners Portfolio		1,494,146	772,556

Sentinel Variable Products Trust
Balanced Fund		1,273,106	1,790,538
Bond Fund		1,968,126	1,454,624
Common Stock Fund		7,724,878	6,778,285
Growth Index Fund	(2)	188,786	1,443,622
Mid Cap Growth Fund	(2)	1,995,179	2,656,937
Money Market Fund		11,324,195	14,309,858
Small Company Fund		6,522,422	4,267,081

T Rowe Price Equity Series
Blue Chip Growth Portfolio		2,143,787	897,644
Equity Income Portfolio		303,375	78,966
Health Sciences Portfolio		554,004	303,745

Variable Insurance Product Funds
Contrafund Portfolio		4,691,421	3,445,918
Equity Income Portfolio		4,464,041	3,217,753
Growth Portfolio		3,141,827	4,242,976
High Income Portfolio		1,650,677	1,597,992
Index 500 Portfolio		10,926,915	11,849,722
Investment Grade Bond Portfolio		2,694,342	2,269,688
Mid Cap Portfolio		1,695,742	655,733
Overseas Portfolio		3,086,648	3,304,078

Wells Fargo Variable Trust Funds
Discovery		1,543,560	1,884,452
Opportunity		1,248,060	976,476

(2)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product	AIM Variable Insurance Funds			AIM Variable Insurance Funds			AIM Variable Insurance Funds
	Dynamics			Global Health Care			Technology
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	145,322.37	19,340.06	24,421.27	227,540.39	16,478.45	24,262.24	325,765.07	6,910.65	47,427.46
Units issued	18,619.02	200.55	7,043.44	49,136.00	1,333.43	3,140.80	66,478.32	704.09	7,927.34
Units transferred	(3,147.48)	(45.45)	24.63	1,464.04	5.16	34.15	(5,235.09)	(412.45)	39.34
Units redeemed	(13,833.13)	(122.48)	(5,617.41)	(35,726.27)	(955.79)	(1,673.58)	(49,710.03)	(1,961.76)	(4,077.10)
Ending balance	146,960.78	19,372.68	25,871.93	242,414.16	16,861.25	25,763.61	337,298.27	5,240.53	51,317.04

	Alger American Fund			Alger American Fund			Alger American Fund
	Growth			Leveraged AllCap			Small Capitalization
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	668,877.90	19,015.98	24,575.64	134,929.26	6,735.28	24,968.33	750,611.80	18,085.98	8,529.08
Units issued	95,177.77	1,942.96	2,359.83	20,130.49	619.03	6,742.49	76,819.85	792.53	672.80
Units transferred	(22,185.48)	580.64	(2,366.94)	(6,955.14)	(22.05)	40,247.39	(21,747.48)	(3,018.85)	2,700.82
Units redeemed	(115,254.96)	(969.23)	(897.16)	(12,015.17)	(270.22)	(1,050.79)	(110,728.08)	(350.84)	(338.54)
Ending balance	626,615.23	20,570.35	23,671.37	136,089.44	7,062.04	70,907.42	694,956.09	15,508.82	11,564.16

	American Century			American Century			American Century
	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Income & Growth			Inflation Protection			International
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	283,011.53	41,767.48	175,652.52	124,440.40	5,172.13	62,873.52	176,818.94	5,736.79	-
Units issued	44,583.13	3,806.85	2,948.60	31,797.30	1,066.84	8,513.54	41,848.05	1,312.02	-
Units transferred	(13,342.82)	(2,805.18)	4,549.39	34,756.32	7,754.34	-	37,335.68	4,403.21	-
Units redeemed	(41,853.39)	(4,613.49)	(140,683.24)	(28,376.94)	(704.34)	(1,409.90)	(30,383.32)	(568.41)	-
Ending balance	272,398.45	38,155.66	42,467.27	162,617.08	13,288.97	69,977.16	225,619.35	10,883.61	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	American Century			American Century			American Century
BP = Benefit Provider Product	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Ultra			Value			Vista
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	6,320.98	2,999.58	-	452,544.11	50,755.33	136,553.05	177,627.79	4,730.00	-
Units issued	1,196.32	356.34	-	85,094.21	5,618.45	8,279.07	44,155.35	1,345.82	-
Units transferred	(2,282.28)	42.43	-	(9,234.90)	(2,002.08)	(6,696.52)	57,771.84	4,376.84	-
Units redeemed	(453.24)	(265.40)	-	(65,248.51)	(7,518.92)	(9,809.44)	(37,057.18)	(406.05)	-
Ending balance	4,781.78	3,132.95	-	463,154.91	46,852.78	128,326.16	242,497.80	10,046.61	-

	Dreyfus Variable			Dreyfus Variable			Dreyfus Variable
	Investment Fund			Investment Fund			Investment Fund
	Appreciation			Developing Leaders			Quality Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	177,936.62	3,901.65	-	2,555.34	340.10	-	8,846.22	1,311.44	-
Units issued	50,733.61	1,528.42	-	1,684.10	-	-	2,604.23		-
Units transferred	50,716.41	2,166.41	-	315.06	(340.10)	-	2,276.70		-
Units redeemed	(40,824.75)	(331.92)	-	(624.39)	-	-	(1,473.80)	(169.22)	-
Ending balance	238,561.89	7,264.56	-	3,930.11	-	-	12,253.35	1,142.22	-

	Dreyfus Variable
	Investment Fund			DWS			DWS
	Socially Responsible Growth			Dreman High Return Equity (1)			Dreman Small Cap Value (1)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	38,682.66	1,626.41	13,040.72	21,752.47	32.12	-	68,791.19	3,840.40	-
Units issued	8,292.82	38.64	3,442.58	4,554.23	129.88	-	17,033.77	1,151.17	-
Units transferred	819.95	-	-	3,861.61	(0.20)	-	23,126.19	(188.32)	-
Units redeemed	(4,951.92)	(43.81)	(2,580.11)	(1,749.10)	(161.80)	-	(14,713.72)	(453.88)	-
Ending balance	42,843.51	1,621.24	13,903.19	28,419.21	-	-	94,237.43	4,349.37	-

	(1) Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product							Franklin Templeton Variable
BP = Benefit Provider Product	DWS VIP Funds			DWS VIP Funds			Insurance Products Trust
	Equity 500 Index (1)			Small Cap Index (1)			Foreign Securities
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	109,140.40	-	-	15,286.73	194,715.70	12,301.93	-
Units issued	-	-	6,618.26	-	-	1,190.88	44,742.38	1,768.93	-
Units transferred	-	-	5,487.22	-	-	(2.57)	46,211.31	4,758.59	-
Units redeemed	-	-	(6,515.74)	-	-	(2,070.77)	(33,526.32)	(805.94)	-
Ending balance	-	-	114,730.14	-	-	14,404.27	252,143.07	18,023.51	-

	Franklin Templeton Variable			Franklin Templeton Variable			Franklin Templeton Variable
	Insurance Products Trust			Insurance Products Trust			Insurance Products Trust
	Mutual Shares Securities			Real Estate			Small Capitalization
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	45,725.45	2,272.95	-	68,188.72	8,057.19	-	7,080.48	622.52	-
Units issued	6,450.14	423.46	-	13,161.01	1,426.00	-	2,434.65	312.70	-
Units transferred	21,379.64	3,833.12	-	13,597.42	(1,087.53)	-	3,958.26	-	-
Units redeemed	(4,318.76)	(152.76)	-	(10,040.83)	(715.48)	-	(1,178.39)	(343.51)	-
Ending balance	69,236.47	6,376.77	-	84,906.32	7,680.18	-	12,295.00	591.71	-

	Franklin Templeton Variable
	Insurance Products Trust			JP Morgan Series Trust II			JP Morgan Series Trust II
	Small Cap Value Securities			International Equity			Small Company
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	37,336.77	4,847.77	-	196,854.63	21,013.44	12,621.61	89,983.76	24,620.67	3,354.63
Units issued	7,956.86	1,153.25	-	38,133.00	989.46	914.81	12,223.42	1,764.07	261.51
Units transferred	(1,153.19)	(222.81)	-	8,934.99	(2,149.57)	(1,699.11)	(8,651.34)	(216.65)	(197.41)
Units redeemed	(3,880.32)	(556.04)	-	(32,798.84)	(1,458.36)	(852.19)	(14,922.64)	(4,274.37)	(912.60)
Ending balance	40,260.12	5,222.17	-	211,123.78	18,394.97	10,985.12	78,633.20	21,893.72	2,506.13

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	Morgan Stanley Universal			Morgan Stanley Universal			Morgan Stanley Universal
BP = Benefit Provider Product	Institutional Funds			Institutional Funds			Institutional Funds
	Core Plus Fixed Income			Emerging Markets			High Yield
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	71,687.88	-	-	61,080.94	-	-	73,082.64
Units issued	-	-	9,583.76	-	-	1,302.30	-	-	7,876.42
Units transferred	-	-	(18,629.83)	-	-	11,644.56	-	-	(15,374.63)
Units redeemed	-	-	(1,140.49)	-	-	(1,221.15)	-	-	(3,662.32)
Ending balance	-	-	61,501.32	-	-	72,806.65	-	-	61,922.11

	Morgan Stanley Universal			Neuberger Berman Advisors			Neuberger Berman Advisors
	Institutional Funds			Management Trust			Management Trust
	US Real Estate			Fasciano			Limited Maturity
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	94,981.87	140,636.74	5,274.71	-	195,123.95	5,268.51	-
Units issued	-	-	5,853.61	35,935.94	1,412.47	-	50,639.67	1,277.61	-
Units transferred	-	-	28,999.93	48,689.65	2,428.53	-	54,926.59	8,555.09	-
Units redeemed	-	-	(5,979.33)	(26,575.07)	(422.05)	-	(32,946.05)	(395.92)	-
Ending balance	-	-	123,856.08	198,687.26	8,693.66	-	267,744.16	14,705.29	-

	Neuberger Berman Advisors			Neuberger Berman Advisors			Sentinel Variable
	Management Trust			Management Trust			Products Trust
	Mid Cap Growth			Partners			Balanced
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	4,185.22	232.28	-	148,605.68	42,069.13	11,178.49	214,292.89	65,595.74	4,392.58
Units issued	2,306.90	903.40	-	23,193.78	2,429.38	1,281.09	38,738.27	7,574.62	243.21
Units transferred	9,409.27	1,507.87	-	16,758.52	(2,700.82)	4,708.37	(9,493.19)	(566.72)	638.59
Units redeemed	(847.53)	(123.83)	-	(27,125.76)	(2,157.92)	(324.17)	(63,215.36)	(9,553.30)	(115.64)
Ending balance	15,053.86	2,519.72	-	161,432.22	39,639.77	16,843.78	180,322.61	63,050.34	5,158.74

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	Sentinel Variable			Sentinel Variable			Sentinel Variable
BP = Benefit Provider Product	Products Trust			Products Trust			Products Trust
	Bond			Common Stock			Growth Index (2)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	302,015.86	41,671.01	4,945.99	1,383,478.15	70,832.70	19,476.76	133,454.67	3,520.11	127,126.91
Units issued	54,187.71	4,223.32	733.20	207,074.51	6,006.41	2,933.20	15,223.03	362.12	26,634.49
Units transferred	13,363.88	62.26	(1,489.38)	30,548.43	3,366.08	(1,761.50)	(137,219.03)	(3,722.61)	(151,249.17)
Units redeemed	(49,551.11)	(3,526.67)	(281.62)	(205,599.59)	(6,631.60)	(459.16)	(11,458.67)	(159.62)	(2,512.23)
Ending balance	320,016.34	42,429.92	3,908.19	1,415,501.50	73,573.59	20,189.30	-	-	-

	Sentinel Variable			Sentinel Variable			Sentinel Variable
	Products Trust			Products Trust			Products Trust
	Mid Cap Growth			Money Market			Small Company
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	462,998.94	66,907.14	49,889.47	750,957.47	118,927.50	5,504,282.89	420,901.77	64,104.49	84,426.42
Units issued	65,664.46	6,150.63	9,504.12	340,398.41	37,199.05	856,167.39	70,892.62	5,354.35	7,835.53
Units transferred	(27,288.67)	666.73	(8,815.32)	(242,008.57)	(7,263.97)	(50,313.02)	347.93	(367.54)	(11,271.86)
Units redeemed	(66,964.78)	(4,442.96)	(2,100.98)	(295,397.81)	(45,954.03)	(1,489,175.09)	(66,506.95)	(3,646.47)	(6,888.30)
Ending balance	434,409.95	69,281.54	48,477.29	553,949.50	102,908.55	4,820,962.17	425,635.37	65,444.83	74,101.79

	T Rowe Price			T Rowe Price			T Rowe Price
	Equity Series			Equity Series			Equity Series
	Blue Chip Growth			Equity Income			Health Sciences
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	269,838.87	12,340.24	-	29,966.89	2,664.16	-	57,255.74	5,033.21	-
Units issued	71,074.28	2,393.44	-	5,740.63	530.91	-	16,606.40	1,125.22	-
Units transferred	75,603.17	8,155.20	-	10,498.68	1,558.32	-	16,692.94	(272.59)	-
Units redeemed	(45,209.68)	(1,025.65)	-	(2,069.22)	(360.48)	-	(12,252.68)	(200.34)	-
Ending balance	371,306.64	21,863.23	-	44,136.98	4,392.91	-	78,302.40	5,685.50	-

(2)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	Variable Insurance			Variable Insurance			Variable Insurance
BP = Benefit Provider Product	Product Funds			Product Funds			Product Funds
	Contrafund			Equity Income			Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	511,505.00	74,547.95	-	308,650.99	22,254.18	-	391,167.50	131,482.11	-
Units issued	73,822.93	7,824.37	-	35,313.81	2,199.32	-	55,665.05	5,985.28	-
Units transferred	11,344.12	(5,869.42)	-	(7,376.22)	(1,380.83)	-	(18,616.72)	1,712.71	-
Units redeemed	(81,953.50)	(6,696.95)	-	(44,962.38)	(5,063.38)	-	(62,196.10)	(6,900.10)	-
Ending balance	514,718.55	69,805.95	-	291,626.20	18,009.29	-	366,019.73	132,280.00	-

	Variable Insurance			Variable Insurance			Variable Insurance
	Product Funds			Product Funds			Product Funds
	High Income			Index 500			Investment Grade Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	188,606.84	57,321.68	-	1,275,070.55	622,351.15	-	406,594.47	61,846.15	360,921.86
Units issued	25,910.26	5,158.51	-	217,860.29	66,136.60	-	72,617.79	10,176.16	29,277.75
Units transferred	(2,079.39)	268.06	-	(24,406.12)	(9,738.99)	-	1,777.25	2,139.13	53,897.72
Units redeemed	(34,584.76)	(8,494.84)	-	(244,295.92)	(41,949.22)	-	(66,811.71)	(4,882.53)	(98,852.82)
Ending balance	177,852.95	54,253.41	-	1,224,228.80	636,799.54	-	414,177.80	69,278.91	345,244.51

	Variable Insurance			Variable Insurance			Wells Fargo
	Product Funds			Product Funds			Variable Trust Funds
	Mid Cap			Overseas			Discovery
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	114,317.96	5,614.66	-	421,466.58	76,305.21	317,960.47	474,171.08	49,407.92	32,164.89
Units issued	27,308.66	845.25	-	53,735.66	4,889.71	30,792.76	74,688.85	4,753.01	3,729.41
Units transferred	45,512.69	4,127.25	-	(8,838.28)	1,490.94	54,678.31	(11,468.93)	(2,330.21)	(4,471.29)
Units redeemed	(23,632.59)	(512.62)	-	(62,470.90)	(3,651.05)	(17,411.66)	(76,401.02)	(5,090.28)	(1,884.52)
Ending balance	163,506.72	10,074.54	-	403,893.06	79,034.81	386,019.88	460,989.98	46,740.44	29,538.49

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	Wells Fargo
BP = Benefit Provider Product	Variable Trust Funds
	Opportunity
Units Issued, Transferred	VT	EP	BP
and Redeemed:
Beginning balance	183,192.87	30,870.56	13,715.02
Units issued	26,027.69	17,435.10	1,119.70
Units transferred	(4,647.73)	(4,526.06)	(495.56)
Units redeemed	(28,969.14)	(13,177.18)	(1,382.67)
Ending balance	175,603.69	30,602.42	12,956.49

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product	AIM Variable Insurance Funds			AIM Variable Insurance Funds			AIM Variable Insurance Funds
	Dynamics			Global Health Care (3)			Technology
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	149,887.44	18,922.71	87,643.84	226,740.87	20,241.52	26,737.50	324,400.29	8,129.74	43,954.80
Units issued	30,113.73	1,019.54	420.91	80,559.82	1,860.83	4,033.30	104,368.32	1,393.41	9,179.17
Units transferred	(10,609.39)	(229.19)	(58,014.04)	(26,711.84)	(4,633.30)	(3,951.57)	(28,865.31)	(1,506.61)	-
Units redeemed	(24,069.41)	(373.00)	(5,629.44)	(53,048.45)	(990.60)	(2,556.99)	(74,138.23)	(1,105.89)	(5,706.51)
Ending balance	145,322.37	19,340.06	24,421.27	227,540.40	16,478.45	24,262.24	325,765.07	6,910.65	47,427.46

	Alger American Fund			Alger American Fund			Alger American Fund
	Growth			Leveraged AllCap			Small Capitalization
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	742,966.83	18,205.78	21,562.81	136,782.52	6,433.93	24,484.75	800,628.63	15,306.39	6,038.53
Units issued	113,679.35	1,536.54	3,397.61	83,557.45	791.32	2,821.49	103,676.72	957.39	2,086.60
Units transferred	(60,019.50)	159.72	603.70	(23,482.09)	(68.49)	-	(44,110.80)	2,117.81	718.81
Units redeemed	(127,748.78)	(886.06)	(988.48)	(61,928.62)	(421.48)	(2,337.91)	(109,582.75)	(295.61)	(314.86)
Ending balance	668,877.90	19,015.98	24,575.64	134,929.26	6,735.28	24,968.33	750,611.80	18,085.98	8,529.08

	American Century			American Century			American Century
	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Income & Growth			Inflation Protection			International
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	283,639.63	40,755.48	170,429.76	58,401.70	22.34	46,695.74	85,955.45	2,656.84	-
Units issued	35,749.32	3,630.48	28,763.74	28,110.09	264.74	8,550.22	38,020.54	1,072.19	-
Units transferred	(9,691.68)	(77.63)	(16,685.04)	60,830.46	5,034.82	8,330.75	70,945.77	2,341.49	-
Units redeemed	(26,685.74)	(2,540.85)	(6,855.94)	(22,901.85)	(149.77)	(703.19)	(18,102.82)	(333.73)	-
Ending balance	283,011.53	41,767.48	175,652.52	124,440.40	5,172.13	62,873.52	176,818.94	5,736.79	-

(3) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	American Century			American Century			American Century
BP = Benefit Provider Product	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Ultra			Value			Vista
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	1,208.81	519.38	-	412,152.56	54,178.72	111,380.07	94,855.05	2,659.72	-
Units issued	1,142.38	358.39	-	87,818.05	4,783.23	23,639.94	38,635.98	764.09	-
Units transferred	4,343.78	2,265.75	-	20,388.79	(4,784.96)	10,380.59	68,167.75	1,585.68	-
Units redeemed	(373.99)	(143.94)	-	(67,815.29)	(3,421.66)	(8,847.55)	(24,030.99)	(279.49)	-
Ending balance	6,320.98	2,999.58	-	452,544.11	50,755.33	136,553.05	177,627.79	4,730.00	-

	Dreyfus Variable			Dreyfus Variable			Dreyfus Variable
	Investment Fund			Investment Fund			Investment Fund
	Appreciation			Developing Leaders			Quality Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	63,684.83	1,293.07	-	471.27	-	-	765.22	-	-
Units issued	32,082.75	1,183.21	-	737.09	-	-	6,180.49	-	-
Units transferred	99,757.45	1,634.84	-	1,649.99	347.77	-	2,914.66	1,427.59	-
Units redeemed	(17,588.41)	(209.47)	-	(303.01)	(7.67)	-	(1,014.15)	(116.15)	-
Ending balance	177,936.62	3,901.65	-	2,555.34	340.10	-	8,846.22	1,311.44	-

	Dreyfus Variable			Franklin Templeton Variable			Franklin Templeton Variable
	Investment Fund			Insurance Products Trust			Insurance Products Trust
	Socially Responsible Growth			Foreign Securities			Mutual Shares Securities
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	34,543.04	1,580.56	15,700.20	89,188.78	5,835.13	-	3,036.84	1,538.90	-
Units issued	7,548.94	79.60	437.92	38,747.47	2,721.79	-	3,534.95	333.56	-
Units transferred	924.61	-	-	86,527.20	4,221.64	-	41,446.57	518.79	-
Units redeemed	(4,333.93)	(33.75)	(3,097.40)	(19,747.75)	(476.63)	-	(2,292.91)	(118.30)	-
Ending balance	38,682.66	1,626.41	13,040.72	194,715.70	12,301.93	-	45,725.45	2,272.95	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	Franklin Templeton Variable			Franklin Templeton Variable			Franklin Templeton Variable
BP = Benefit Provider Product	Insurance Products Trust			Insurance Products Trust			Insurance Products Trust
	Real Estate			Small Capitalization			Small Cap Value Securities
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	26,751.43	-	-	706.23	609.90	-	12,222.47	2,569.06	-
Units issued	16,432.76	281.80	-	4,170.26	259.05	-	8,164.84	775.76	-
Units transferred	31,367.51	8,065.70	-	2,990.52	-	-	21,066.75	1,959.33	-
Units redeemed	(6,362.98)	(290.31)	-	(786.53)	(246.43)	-	(4,117.29)	(456.38)	-
Ending balance	68,188.72	8,057.19	-	7,080.48	622.52	-	37,336.77	4,847.77	-

							Morgan Stanley Universal
	JP Morgan Series Trust II			JP Morgan Series Trust II			Institutional Funds
	International Equity			Small Company			Core Plus Fixed Income
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	181,694.81	21,361.13	6,711.32	95,738.75	30,801.30	3,545.02	-	-	75,091.85
Units issued	43,581.15	2,632.29	660.20	13,984.12	2,169.71	281.22	-	-	11,225.82
Units transferred	1,954.29	2,045.63	5,737.25	(9,888.32)	(1,067.07)	-	-	-	(6,266.57)
Units redeemed	(30,375.62)	(5,025.61)	(487.16)	(9,850.79)	(7,283.27)	(471.61)	-	-	(8,363.22)
Ending balance	196,854.63	21,013.44	12,621.61	89,983.76	24,620.67	3,354.63	-	-	71,687.88

	Morgan Stanley Universal			Morgan Stanley Universal			Morgan Stanley Universal
	Institutional Funds			Institutional Funds			Institutional Funds
	Emerging Markets			High Yield			US Real Estate
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	60,484.25	-	-	70,385.40	-	-	88,692.70
Units issued	-	-	3,089.03	-	-	9,265.80	-	-	4,690.14
Units transferred	-	-	(548.91)	-	-	1,353.28	-	-	6,241.52
Units redeemed	-	-	(1,943.43)	-	-	(7,921.84)	-	-	(4,642.49)
Ending balance	-	-	61,080.94	-	-	73,082.64	-	-	94,981.87

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	Neuberger Berman Advisors			Neuberger Berman Advisors			Neuberger Berman Advisors
BP = Benefit Provider Product	Management Trust			Management Trust			Management Trust
	Fasciano			Limited Maturity			Mid Cap Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	65,609.25	4,170.97	-	94,061.07	3,544.38	-	834.80	-	-
Units issued	28,650.88	1,251.85	-	45,752.53	672.35	-	617.00	200.41	-
Units transferred	58,283.23	112.04	-	85,911.17	1,192.59	-	3,373.67	42.73	-
Units redeemed	(11,906.62)	(260.15)	-	(30,600.82)	(140.81)	-	(640.25)	(10.86)	-
Ending balance	140,636.74	5,274.71	-	195,123.95	5,268.51	-	4,185.22	232.28	-

	Neuberger Berman Advisors
	Management Trust			Scudder			Scudder
	Partners			Dreman High Return Equity			Dreman Small Cap Value
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	116,225.23	38,299.23	2,150.33	4,228.88	-	-	57,126.80	2,013.79	-
Units issued	21,547.29	6,330.65	6,241.71	5,419.75	36.56	-	22,048.81	1,375.69	-
Units transferred	26,074.39	4,422.19	2,901.23	13,867.92	-	-	(109.33)	969.35	-
Units redeemed	(15,241.23)	(6,982.94)	(114.78)	(1,764.08)	(4.44)	-	(10,275.09)	(518.43)	-
Ending balance	148,605.68	42,069.13	11,178.49	21,752.47	32.12	-	68,791.19	3,840.40	-

	Scudder VIT Funds			Scudder VIT Funds			Scudder VIT Funds
	EAFE Equity Index			Equity 500 Index			Small Cap Index
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	27,672.56	-	-	85,372.94	-	-	12,926.68
Units issued	-	-	1,023.07	-	-	19,836.33	-	-	3,949.96
Units transferred	-	-	(28,261.23)	-	-	10,153.77	-	-	(421.80)
Units redeemed	-	-	(434.40)	-	-	(6,222.64)	-	-	(1,168.11)
Ending balance	-	-	-	-	-	109,140.40	-	-	15,286.73

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	Sentinel Variable			Sentinel Variable			Sentinel Variable
BP = Benefit Provider Product	Products Trust			Products Trust			Products Trust
	Balanced			Bond			Common Stock
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	207,705.38	59,631.71	4,286.84	285,907.34	39,416.35	4,554.53	1,281,861.62	67,037.38	15,848.59
Units issued	44,074.12	8,619.50	316.64	59,734.42	3,074.68	1,187.93	239,498.78	8,538.70	4,098.08
Units transferred	(1,983.27)	3,457.26	(57.72)	3,337.87	3,121.66	(486.18)	53,455.62	678.42	7.50
Units redeemed	(35,503.34)	(6,112.73)	(153.18)	(46,963.77)	(3,941.68)	(310.29)	(191,337.87)	(5,421.80)	(477.41)
Ending balance	214,292.89	65,595.74	4,392.58	302,015.86	41,671.01	4,945.99	1,383,478.15	70,832.70	19,476.76

	Sentinel Variable			Sentinel Variable			Sentinel Variable
	Products Trust			Products Trust			Products Trust
	Growth Index			Mid Cap Growth			Money Market
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	138,475.98	3,573.38	240,587.83	498,627.82	69,175.00	42,280.74	815,377.38	147,880.28	4,661,570.91
Units issued	28,019.78	785.27	45,720.20	77,990.13	13,423.20	8,939.06	554,089.24	50,792.96	1,141,528.55
Units transferred	(15,135.59)	(616.16)	(153,367.51)	(41,153.18)	(10,135.44)	(771.59)	(448,116.07)	(36,022.85)	(76,269.45)
Units redeemed	(17,905.50)	(222.38)	(5,813.61)	(72,465.83)	(5,555.62)	(558.74)	(170,393.08)	(43,722.89)	(222,547.12)
Ending balance	133,454.67	3,520.11	127,126.91	462,998.94	66,907.14	49,889.47	750,957.47	118,927.50	5,504,282.89

	Sentinel Variable			Strong Variable			Strong Variable
	Products Trust			Insurance Funds			Insurance Funds
	Small Company			Mid Cap Growth II (4)			Opportunity II (4)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	419,192.65	65,304.33	83,879.83	530,164.34	51,305.09	30,530.93	184,194.54	29,614.02	15,065.90
Units issued	80,127.14	14,464.03	7,594.76	-	-	-	-	-	-
Units transferred	(16,676.77)	(9,240.20)	(3,880.34)	(530,164.34)	(51,305.09)	(30,530.93)	(184,194.54)	(29,614.02)	(15,065.90)
Units redeemed	(61,741.25)	(6,423.67)	(3,167.83)	-	-	-	-	-	-
Ending balance	420,901.77	64,104.49	84,426.42	-	-	-	-	-	-

(4) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	T Rowe Price				T Rowe Price			T Rowe Price
BP = Benefit Provider Product	Equity Series				Equity Series			Equity Series
	Blue Chip Growth				Equity Income			Health Sciences
Units Issued, Transferred	VT	EP	BP		VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	91,320.77	6,124.23		-	9,933.81	2,009.78	-	20,483.83	906.55	-
Units issued	52,811.48	1,277.56		-	3,456.55	458.61	-	9,639.29	1,206.91	-
Units transferred	154,378.94	5,383.83		-	18,821.64	351.21	-	31,839.76	3,029.21	-
Units redeemed	(28,672.32)	(445.38)		-	(2,245.11)	(155.44)	-	(4,707.14)	(109.46)	-
Ending balance	269,838.87	12,340.24		-	29,966.89	2,664.16	-	57,255.74	5,033.21	-

	Variable Insurance				Variable Insurance			Variable Insurance
	Product Funds				Product Funds			Product Funds
	Contrafund				Equity Income			Growth
Units Issued, Transferred	VT	EP	BP		VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	484,390.70	65,707.73		-	328,494.08	17,282.36	-	408,020.27	134,876.87	-
Units issued	74,124.55	6,451.12		-	45,193.92	8,197.93	-	64,969.06	17,026.41	-
Units transferred	33,997.28	8,305.46		-	(16,039.72)	1,095.54	-	(21,018.27)	(4,933.09)	-
Units redeemed	(81,007.53)	(5,916.36)		-	(48,997.29)	(4,321.65)	-	(60,803.56)	(15,488.08)	-
Ending balance	511,505.00	74,547.95		-	308,650.99	22,254.18	-	391,167.50	131,482.11	-

	Variable Insurance				Variable Insurance			Variable Insurance
	Product Funds				Product Funds			Product Funds
	High Income				Index 500			Investment Grade Bond
Units Issued, Transferred	VT	EP	BP		VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	190,561.43	59,905.24		-	1,290,304.77	617,023.77	-	369,439.41	55,508.18	272,354.52
Units issued	36,062.23	5,842.72		-	252,388.04	38,741.31	-	91,198.09	8,718.28	44,325.88
Units transferred	(11,460.04)	1,322.95		-	(44,408.00)	(5,849.73)	-	15,860.01	2,396.65	112,077.23
Units redeemed	(26,556.78)	(9,749.23)		-	(223,214.26)	(27,564.20)	-	(69,903.04)	(4,776.96)	(67,835.77)
Ending balance	188,606.84	57,321.68		-	1,275,070.55	622,351.15	-	406,594.47	61,846.15	360,921.86

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	Variable Insurance			Variable Insurance			Wells Fargo
BP = Benefit Provider Product	Product Funds			Product Funds			Variable Trust Funds
	Mid Cap			Overseas			Discovery (4)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	50,320.39	428.67	-	438,568.50	67,802.24	188,650.48	-	-	-
Units issued	25,844.72	545.30	-	61,559.97	5,816.40	25,868.21	89,194.41	8,358.14	4,544.93
Units transferred	48,659.59	4,869.28	-	(20,237.10)	8,978.49	115,516.59	501,243.15	46,991.19	29,691.71
Units redeemed	(10,506.74)	(228.59)	-	(58,424.79)	(6,291.92)	(12,074.81)	(116,266.48)	(5,941.41)	(2,071.75)
Ending balance	114,317.96	5,614.66	-	421,466.58	76,305.21	317,960.47	474,171.08	49,407.92	32,164.89

	Wells Fargo
	Variable Trust Funds
	Opportunity (4)
Units Issued, Transferred	VT	EP	BP
and Redeemed:
Beginning balance	-	-	-
Units issued	22,571.91	2,867.50	814.49
Units transferred	179,666.72	29,333.57	14,057.70
Units redeemed	(19,045.76)	(1,330.51)	(1,157.17)
Ending balance	183,192.87	30,870.56	13,715.02

(4) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2006, 2005, 2004, 2003, and 2002 are shown below. Information for the years 2006, 2005, 2004, and 2003 reflect the adoption AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2006	31, 2006	At December 31, 2006						2006		December 31, 2006
				Units			Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
AIM Variable Insurance Funds
Dynamics Fund		1,642,070	-	146,960.78	19,372.68	25,871.93	9.55	10.08	1.69	0.90%	0.22%	15.06%	16.13%	16.55%
Global Health Care Fund		2,750,410	-	242,414.16	16,861.25	25,763.61	10.36	10.94	2.13	0.90%	0.22%	4.33%	5.19%	5.45%
Technology Fund		1,688,170	-	337,298.27	5,240.53	51,317.04	4.72	4.98	1.38	0.90%	0.22%	9.51%	10.42%	10.40%
Alger American Fund
Growth Portfolio		14,504,469	0.13%	626,615.23	20,570.35	23,671.37	20.60	9.99	58.81	0.90%	0.22%	4.25%	5.16%	5.06%
Leveraged All Cap Portfolio		1,805,763	-	136,089.44	7,062.04	70,907.42	10.50	11.09	4.22	0.90%	0.22%	18.24%	19.38%	19.21%
Small Capitalization Portfolio		11,227,008	-	694,956.09	15,508.82	11,564.16	14.95	13.31	54.65	0.90%	0.22%	18.93%	20.02%	20.72%
American Century Variable
Portfolios
Income & Growth Portfolio		4,863,809	1.98%	272,398.45	38,155.66	42,467.27	14.27	15.24	9.28	0.90%	0.22%	16.02%	17.05%	17.47%
Inflation Protection Portfolio		1,976,214	3.49%	162,617.08	13,288.97	69,977.16	10.76	11.02	1.13	0.90%	0.22%	0.94%	1.85%	0.89%
International Portfolio		3,730,169	1.34%	225,619.35	10,883.61	-	15.75	16.14	-	0.90%	0.22%	23.92%	25.02%	-
Ultra Portfolio		83,687	-	4,781.78	3,132.95	-	10.47	10.73	-	0.90%	0.22%	-4.21%	-3.25%	-
Value Portfolio		12,266,301	1.32%	463,154.91	46,852.78	128,326.16	20.60	19.94	13.96	0.90%	0.22%	17.58%	18.62%	18.61%
Vista Portfolio		3,172,187	-	242,497.80	10,046.61	-	12.55	12.85	-	0.90%	0.22%	8.00%	8.99%	-
Dreyfus Variable Investment Fund
Appreciation Portfolio		3,040,234	1.35%	238,561.89	7,264.56	-	12.36	12.66	-	0.90%	0.22%	15.41%	16.47%	-
Developing Leaders Portfolio		46,313	0.33%	3,930.11	-	-	11.78	-	-	0.90%	0.22%	2.79%	-	-
Quality Bond Portfolio		147,186	4.51%	12,253.35	1,142.22	-	10.97	11.23	-	0.90%	0.22%	3.39%	4.27%	-
Socially Responsible Growth Fund		391,640	0.10%	42,843.51	1,621.24	13,903.19	7.90	8.34	2.86	0.90%	0.22%	8.22%	9.16%	9.58%
DWS Variable Series II
Dreman High Return Equity Portfolio	(a)	399,835	1.20%	28,419.21	-	-	14.07	-	-	0.90%	0.22%	17.15%	-	-
Dreman Small Cap Value Portfolio	(a)	1,586,715	0.33%	94,237.43	4,349.37	-	16.08	16.47	-	0.90%	0.22%	23.50%	24.58%	-
DWS VIP Funds
Equity 500 Index Fund	(a)	1,828,205	1.10%	-	-	114,730.14	-	-	15.93	0.90%	0.22%	-	-	15.69%
Small Cap Index Fund	(a)	281,916	0.63%	-	-	14,404.27	-	-	19.57	0.90%	0.22%	-	-	18.11%

(a) Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2006	31, 2006	At December 31, 2006						2006		December 31, 2006
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund		4,116,076	1.18%	252,143.07	18,023.51	–	15.21	15.58	–	0.90%	0.22%	20.33%	21.43%	–
Mutual Shares Securities Fund		1,071,787	1.17%	69,236.47	6,376.77	–	14.15	14.49	–	0.90%	0.22%	17.33%	18.38%	–
Real Estate Fund		1,699,039	1.86%	84,906.32	7,680.18	–	18.31	18.76	–	0.90%	0.22%	19.52%	20.64%	–
Small Cap Fund		158,567	–	12,295.00	591.71	–	12.29	12.59	–	0.90%	0.22%	7.71%	8.72%	–
Small Cap Value Securities Fund		686,529	0.60%	40,260.12	5,222.17	–	15.05	15.42	–	0.90%	0.22%	15.95%	17.00%	–
JP Morgan Series Trust II
International Equity Portfolio		3,520,811	0.99%	211,123.78	18,394.97	10,985.12	14.54	14.63	16.53	0.90%	0.22%	20.97%	22.12%	21.90%
Small Company Portfolio		1,792,499	–	78,633.20	21,893.72	2,506.13	17.67	15.88	22.13	0.90%	0.22%	14.00%	14.99%	15.68%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		93,272	4.11%	–	–	61,501.32	–	–	1.52	0.90%	0.22%	–	–	3.40%
Emerging Markets Equity Portfolio		171,278	0.75%	–	–	72,806.65	–	–	2.35	0.90%	0.22%	–	–	35.84%
High Yield Portfolio		74,213	7.67%	–	–	61,922.11	–	–	1.20	0.90%	0.22%	–	–	8.11%
US Real Estate Portfolio		470,322	1.03%	–	–	123,856.08	–	–	3.80	0.90%	0.22%	–	–	37.18%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio		2,424,607	–	198,687.26	8,693.66	–	11.68	11.96	–	0.90%	0.22%	4.29%	5.19%	–
Limited Maturity Portfolio		2,937,142	3.26%	267,744.16	14,705.29	–	10.39	10.64	–	0.90%	0.22%	3.28%	4.21%	–
Mid Cap Growth Portfolio		261,081	–	15,053.86	2,519.72	–	14.81	15.16	–	0.90%	0.22%	13.75%	14.67%	–
Partners Portfolio		3,743,940	0.74%	161,432.22	39,639.77	16,843.78	16.13	15.83	30.40	0.90%	0.22%	11.24%	12.19%	12.43%
Sentinel Variable Products Trust
Balanced Fund		4,558,169	2.35%	180,322.61	63,050.34	5,158.74	19.39	14.94	23.36	0.90%	0.22%	10.55%	11.49%	11.66%
Bond Fund		5,894,456	4.84%	320,016.34	42,429.92	3,908.19	16.19	15.38	15.50	0.90%	0.22%	2.79%	3.64%	3.40%
Common Stock Fund		34,325,255	1.49%	1,415,501.50	73,573.59	20,189.30	23.21	15.78	15.26	0.90%	0.22%	15.07%	16.11%	16.49%
Growth Index Fund	(b)	–	–	–	–	–	–	–	–	0.90%	0.22%	4.96%	5.96%	5.86%
Mid Cap Growth Fund		10,957,676	–	434,409.95	69,281.54	48,477.29	21.22	14.62	14.96	0.90%	0.22%	4.64%	5.64%	5.80%
Money Market Fund		14,809,970	4.65%	553,949.50	102,908.55	4,820,962.17	13.43	13.26	1.25	0.90%	0.22%	3.79%	4.74%	5.04%
Small Company Fund		20,491,414	0.21%	425,635.37	65,444.83	74,101.79	40.06	28.45	21.31	0.90%	0.22%	15.15%	16.17%	16.77%

(b)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2006	31, 2006	At December 31, 2006						2006		December 31, 2006
			Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
T Rowe Price Equity Series
Blue Chip Growth Portfolio	4,833,809	0.22%	371,306.64	21,863.23	–	12.28	12.57	–	0.90%	0.22%	8.38%	9.30%	–
Equity Income Portfolio	661,130	1.30%	44,136.98	4,392.91	–	13.59	13.92	–	0.90%	0.22%	17.56%	18.67%	–
Health Sciences Portfolio	1,053,926	–	78,302.40	5,685.50	–	12.53	12.83	–	0.90%	0.22%	7.46%	8.45%	–
Variable Insurance Product Funds
Contrafund Portfolio	14,950,173	1.29%	514,718.55	69,805.95	–	26.29	20.30	–	0.90%	0.22%	10.69%	11.66%	–
Equity Income Portfolio	15,530,594	3.29%	291,626.20	18,009.29	–	52.32	15.22	–	0.90%	0.22%	19.13%	20.22%	–
Growth Portfolio	17,489,438	0.39%	366,019.73	132,280.00	–	43.02	13.17	–	0.90%	0.22%	5.88%	6.81%	–
High Income Portfolio	6,081,061	7.52%	177,852.95	54,253.41	–	30.83	11.01	–	0.90%	0.22%	10.23%	11.32%	–
Index 500 Portfolio	53,009,471	1.70%	1,224,228.80	636,799.54	–	35.89	14.25	–	0.90%	0.22%	14.70%	15.76%	–
Investment Grade Bond Portfolio	7,196,433	3.93%	414,177.80	69,278.91	345,244.51	13.54	14.30	1.73	0.90%	0.22%	3.44%	4.38%	4.22%
Mid Cap Portfolio	2,801,229	0.27%	163,506.72	10,074.54	–	16.12	16.50	–	0.90%	0.22%	11.71%	12.70%	–
Overseas Portfolio	15,207,501	0.86%	403,893.06	79,034.81	386,019.88	32.14	14.43	2.81	0.90%	0.22%	17.04%	18.09%	17.08%
Wells Fargo Variable Trust Funds
Discovery	8,239,344	–	460,989.98	46,740.44	29,538.49	14.80	16.33	22.07	0.90%	0.22%	13.58%	14.60%	15.01%
Opportunity	4,517,349	–	175,603.69	30,602.42	12,956.49	19.27	19.11	42.27	0.90%	0.22%	11.19%	12.21%	12.42%

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2005	31, 2005	At December 31, 2005						2005		December 31, 2005
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
AIM Variable Insurance Funds
Dynamics Fund		1,409,021	–	145,322.37	19,340.06	24,421.27	8.30	8.68	1.45	0.90%	0.22%	9.74%	10.75%	10.09%
Global Health Care Fund	(c)	2,480,229	–	227,540.40	16,478.45	24,262.24	9.93	10.40	2.02	0.90%	0.22%	7.14%	8.17%	7.91%
Technology Fund		1,493,914	–	325,765.07	6,910.65	47,427.46	4.31	4.51	1.25	0.90%	0.22%	1.37%	2.26%	1.50%
Alger American Fund
Growth Portfolio		14,776,860	–	668,877.90	19,015.98	24,575.64	19.76	9.50	55.98	0.90%	0.22%	11.04%	12.05%	11.68%
Leveraged All Cap Portfolio		1,349,211	–	134,929.26	6,735.28	24,968.33	8.88	9.29	3.54	0.90%	0.22%	13.42%	14.47%	14.13%
Small Capitalization Portfolio		10,019,725	–	750,611.80	18,085.98	8,529.08	12.57	11.09	45.27	0.90%	0.22%	15.83%	16.82%	16.52%
American Century Variable
Portfolios
Income & Growth Portfolio		5,412,905	1.94%	283,011.53	41,767.48	175,652.52	12.30	13.02	7.90	0.90%	0.22%	3.71%	4.65%	4.25%
Inflation Protection Portfolio		1,452,661	4.39%	124,440.40	5,172.13	62,873.52	10.66	10.82	1.12	0.90%	0.22%	0.93%	1.78%	1.25%
International Portfolio		2,322,154	0.80%	176,818.94	5,736.79	–	12.71	12.91	–	0.90%	0.22%	12.22%	13.21%	–
Ultra Portfolio		102,323	–	6,320.98	2,999.58	–	10.93	11.09	–	0.90%	0.22%	1.25%	2.21%	–
Value Portfolio		10,386,280	0.82%	452,544.11	50,755.33	136,553.05	17.52	16.81	11.77	0.90%	0.22%	4.13%	5.06%	4.68%
Vista Portfolio		2,118,951	–	177,627.79	4,730.00	–	11.62	11.79	–	0.90%	0.22%	7.15%	8.17%	–
Dreyfus Variable Investment Fund
Appreciation Portfolio		1,947,303	0.01%	177,936.62	3,901.65	–	10.71	10.87	–	0.90%	0.22%	3.44%	4.39%	–
Developing Leaders Portfolio		33,235	–	2,555.34	340.10	–	11.46	11.63	–	0.90%	0.22%	4.83%	–	–
Quality Bond Portfolio		108,025	3.37%	8,846.22	1,311.44	–	10.61	10.77	–	0.90%	0.22%	1.57%	–	–
Socially Responsible Growth Fund		328,747	–	38,682.66	1,626.41	13,040.72	7.30	7.64	2.61	0.90%	0.22%	2.64%	3.64%	3.10%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund		2,618,471	1.07%	194,715.70	12,301.93	–	12.64	12.83	–	0.90%	0.22%	9.22%	10.20%	–
Mutual Shares Securities Fund		579,114	0.72%	45,725.45	2,272.95	–	12.06	12.24	–	0.90%	0.22%	9.61%	10.55%	–
Real Estate Fund		1,170,255	1.14%	68,188.72	8,057.19	–	15.32	15.55	–	0.90%	0.22%	12.43%	–	–
Small Cap Fund		87,995	–	7,080.48	622.52	–	11.41	11.58	–	0.90%	0.22%	3.82%	4.81%	–
Small Cap Value Securities Fund		548,633	0.68%	37,336.77	4,847.77	–	12.98	13.18	–	0.90%	0.22%	7.83%	8.73%	–

(c)	On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2005	31, 2005	At December 31, 2005						2005		December 31, 2005
			Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
JP Morgan Series Trust II
International Equity Portfolio	2,789,753	0.80%	196,854.63	21,013.44	12,621.61	12.02	11.98	13.56	0.90%	0.22%	28.72%	30.98%	30.14%
Small Company Portfolio	1,799,011	–	89,983.76	24,620.67	3,354.63	15.50	13.81	19.13	0.90%	0.22%	29.17%	31.53%	30.68%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	105,144	3.47%	–	–	71,687.88	–	–	1.47	0.90%	0.22%	–	–	4.02%
Emerging Markets Equity Portfolio	105,434	0.38%	–	–	61,080.94	–	–	1.73	0.90%	0.22%	–	–	33.81%
High Yield Portfolio	80,953	7.55%	–	–	73,082.64	–	–	1.11	0.90%	0.22%	–	–	0.70%
US Real Estate Portfolio	262,823	1.16%	–	–	94,981.87	–	–	2.77	0.90%	0.22%	–	–	16.75%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio	1,634,588	–	140,636.74	5,274.71	–	11.20	11.37	–	0.90%	0.22%	1.97%	2.85%	–
Limited Maturity Portfolio	2,016,030	3.00%	195,123.95	5,268.51	–	10.06	10.21	–	0.90%	0.22%	0.56%	1.47%	–
Mid Cap Growth Portfolio	57,580	–	4,185.22	232.28	–	13.02	13.22	–	0.90%	0.22%	12.76%	–	–
Partners Portfolio	3,050,824	0.92%	148,605.68	42,069.13	11,178.49	14.50	14.11	27.04	0.90%	0.22%	16.95%	18.06%	17.67%
Scudder Variable Series II
Dreman High Return Equity Portfolio	261,608	0.51%	21,752.47	32.12	–	12.01	12.19	–	0.90%	0.22%	6.55%	–	–
Dreman Small Cap Value Portfolio	946,411	0.37%	68,791.19	3,840.40	–	13.02	13.22	–	0.90%	0.22%	8.77%	9.77%	–
Scudder VIT Funds
EAFE Equity Index Fund	–	4.10%	–	–	–	–	–	–	0.90%	0.22%	–	–	–
Equity 500 Index Fund	1,503,234	1.32%	–	–	109,140.40	–	–	13.77	0.90%	0.22%	–	–	4.34%
Small Cap Index Fund	253,258	0.61%	–	–	15,286.73	–	–	16.57	0.90%	0.22%	–	–	3.93%
Sentinel Variable Products Trust
Balanced Fund	4,730,589	2.29%	214,292.89	65,595.74	4,392.58	17.54	13.40	20.92	0.90%	0.22%	4.68%	5.68%	5.29%
Bond Fund	5,449,949	4.46%	302,015.86	41,671.01	4,945.99	15.75	14.84	14.99	0.90%	0.22%	0.98%	1.89%	1.56%
Common Stock Fund	29,115,553	1.17%	1,383,478.15	70,832.70	19,476.76	20.17	13.59	13.10	0.90%	0.22%	6.69%	7.68%	7.29%
Growth Index Fund	1,201,338	0.92%	133,454.67	3,520.11	127,126.91	8.00	8.37	0.82	0.90%	0.22%	2.13%	2.95%	2.66%
Mid Cap Growth Fund	11,020,464	–	462,998.94	66,907.14	49,889.47	20.28	13.84	14.14	0.90%	0.22%	2.83%	3.77%	3.44%
Money Market Fund	17,795,631	2.75%	750,957.47	118,927.50	5,504,282.89	12.94	12.66	1.19	0.90%	0.22%	1.93%	2.87%	2.52%
Small Company Fund	17,754,345	0.09%	420,901.77	64,104.49	84,426.42	34.79	24.49	18.25	0.90%	0.22%	7.25%	8.23%	7.87%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2005	31, 2005	At December 31, 2005						2005		December 31, 2005
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
T Rowe Price Equity Series
Blue Chip Growth Portfolio		3,199,506	0.14%	269,838.87	12,340.24	–	11.33	11.50	–	0.90%	0.22%	13.31%	15.02%	–
Equity Income Portfolio		377,672	1.38%	29,966.89	2,664.16	–	11.56	11.73	–	0.90%	0.22%	15.60%	17.34%	–
Health Sciences Portfolio		727,010	–	57,255.74	5,033.21	–	11.66	11.83	–	0.90%	0.22%	16.57%	18.33%	–
Variable Insurance Product Funds
Contrafund Portfolio		13,500,821	0.27%	511,505.00	74,547.95	–	23.75	18.18	–	0.90%	0.22%	32.66%	35.03%	–
Equity Income Portfolio		13,836,635	1.62%	308,650.99	22,254.18	–	43.92	12.66	–	0.90%	0.22%	15.97%	18.02%	–
Growth Portfolio		17,512,332	0.49%	391,167.50	131,482.11	–	40.63	12.33	–	0.90%	0.22%	7.42%	9.36%	–
High Income Portfolio		5,842,145	14.87%	188,606.84	57,321.68	–	27.97	9.89	–	0.90%	0.22%	10.55%	12.56%	–
Index 500 Portfolio		47,558,614	1.75%	1,275,070.55	622,351.15	–	31.29	12.31	–	0.90%	0.22%	13.91%	15.92%	–
Investment Grade Bond Portfolio		6,771,097	3.38%	406,594.47	61,846.15	360,921.86	13.09	13.70	1.66	0.90%	0.22%	4.81%	6.71%	6.04%
Mid Cap Portfolio		1,731,568	–	114,317.96	5,614.66	–	14.43	14.64	–	0.90%	0.22%	44.28%	46.45%	–
Overseas Portfolio		13,269,426	0.62%	421,466.58	76,305.21	317,960.47	27.46	12.22	2.40	0.90%	0.22%	32.86%	35.32%	34.68%
Wells Fargo Variable Trust Funds
Discovery	(d)	7,498,810	–	474,171.08	49,407.92	32,164.89	13.03	14.25	19.19	0.90%	0.22%	8.66%	9.59%	9.24%
Opportunity	(d)	4,216,288	–	183,192.87	30,870.56	13,715.02	17.33	17.03	37.60	0.90%	0.22%	6.91%	7.86%	7.53%

(d)	In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2004	31, 2004	At December 31, 2004						2004		December 31, 2004
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
AIM Variable Insurance Funds
Dynamics Fund	(e)	1,396,954	–	149,887.44	18,922.71	87,643.84	7.56	7.84	1.32	0.90%	0.22%	12.33%	13.33%	12.53%
Health Sciences Fund	(e)	2,345,655	–	226,740.87	20,241.52	26,737.50	9.27	9.61	1.87	0.90%	0.22%	6.63%	7.52%	6.96%
Technology Fund	(e)	1,469,958	–	324,400.29	8,129.74	43,954.80	4.25	4.41	1.23	0.90%	0.22%	3.77%	4.59%	3.88%
Alger American Fund
Growth Portfolio		14,460,397	–	742,966.83	18,205.78	21,562.81	17.80	8.48	50.13	0.90%	0.22%	4.52%	5.49%	5.16%
Leveraged All Cap Portfolio		1,199,111	–	136,782.52	6,433.93	24,484.75	7.83	8.12	3.10	0.90%	0.22%	7.25%	8.14%	7.69%
Small Capitalization Portfolio		9,065,543	–	800,628.63	15,306.39	6,038.53	10.85	9.49	38.85	0.90%	0.22%	15.53%	16.52%	16.19%
American Century Variable
Portfolios
Income & Growth Portfolio		5,163,572	1.38%	283,639.63	40,755.48	170,429.76	11.86	12.44	7.58	0.90%	0.22%	12.04%	13.01%	12.57%
Inflation Protection Portfolio	(f)	668,672	2.44%	58,401.70	22.34	46,695.74	10.56	10.63	1.11	0.90%	0.22%	5.61%	6.25%	5.31%
International Portfolio	(f)	1,003,894	–	85,955.45	2,656.84	–	11.33	11.40	–	0.90%	0.22%	13.27%	13.95%	–
Ultra Portfolio	(f)	18,680	–	1,208.81	519.38	–	10.79	10.85	–	0.90%	0.22%	7.90%	8.55%	–
Value Portfolio		9,052,146	0.93%	412,152.56	54,178.72	111,380.07	16.82	16.00	11.24	0.90%	0.22%	13.28%	14.31%	13.98%
Vista Portfolio	(f)	1,057,019	–	94,855.05	2,659.72	–	10.84	10.90	–	0.90%	0.22%	8.38%	9.03%	–
Dreyfus Variable Investment Fund
Appreciation Portfolio	(f)	672,509	2.44%	63,684.83	1,293.07	–	10.35	10.41	–	0.90%	0.22%	3.49%	4.11%	–
Developing Leaders Portfolio	(f)	5,150	0.29%	471.27	–	–	10.93	–	–	0.90%	0.22%	9.27%	–	–
Quality Bond Portfolio	(f)	7,997	1.78%	765.22	–	–	10.45	–	–	0.90%	0.22%	4.50%	–	–
Socially Responsible Growth Fund		296,786	0.41%	34,543.04	1,580.56	15,700.20	7.11	7.37	2.53	0.90%	0.22%	5.28%	6.22%	5.67%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	(f)	1,100,190	0.13%	89,188.78	5,835.13	–	11.57	11.64	–	0.90%	0.22%	15.74%	16.44%	–
Mutual Shares Securities Fund	(f)	50,451	–	3,036.84	1,538.90	–	11.00	11.07	–	0.90%	0.22%	10.04%	10.70%	–
Real Estate Fund	(f)	364,502	0.05%	26,751.43	–	–	13.63	–	–	0.90%	0.22%	36.26%	–	–
Small Cap Fund	(f)	14,500	–	706.23	609.90	–	10.99	11.05	–	0.90%	0.22%	9.86%	10.52%	–
Small Cap Value Securities Fund	(f)	178,332	0.05%	12,222.47	2,569.06	–	12.04	12.12	–	0.90%	0.22%	20.44%	21.16%	–

(e)	On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.
(f)	The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2004	31, 2004	At December 31, 2004						2004		December 31, 2004
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
JP Morgan Series Trust II
International Equity Portfolio		2,304,943	0.55%	181,694.81	21,361.13	6,711.32	10.96	10.83	12.29	0.90%	0.22%	17.33%	18.33%	17.94%
Small Company Portfolio		1,924,996	–	95,738.75	30,801.30	3,545.02	15.12	13.35	18.56	0.90%	0.22%	26.03%	27.18%	26.77%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		106,021	3.77%	–	–	75,091.85	–	–	1.41	0.90%	0.22%	–	–	3.82%
Emerging Markets Equity Portfolio		78,248	0.64%	–	–	60,484.25	–	–	1.29	0.90%	0.22%	–	–	23.21%
High Yield Portfolio		77,397	4.99%	–	–	70,385.40	–	–	1.10	0.90%	0.22%	–	–	8.87%
US Real Estate Portfolio		210,338	1.55%	–	–	88,692.70	–	–	2.37	0.90%	0.22%	–	–	36.30%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio	(f)	766,387	–	65,609.25	4,170.97	–	10.98	11.05	–	0.90%	0.22%	9.79%	10.45%	–
Limited Maturity Portfolio	(f)	976,496	4.23%	94,061.07	3,544.38	–	10.00	10.06	–	0.90%	0.22%	0.02%	0.63%	–
Mid Cap Growth Portfolio	(f)	9,645	–	834.80	–	–	11.55	-	–	0.90%	0.22%	15.54%	–	–
Partners Portfolio		1,947,758	0.01%	116,225.23	38,299.23	2,150.33	12.40	11.95	22.98	0.90%	0.22%	17.94%	18.92%	18.58%
Scudder Variable Series II
Dreman High Return Equity Portfolio	(f)	47,658	–	4,228.88	–	–	11.27	–	–	0.90%	0.22%	12.70%	–	–
Dreman Small Cap Value Portfolio	(f)	707,841	–	57,126.80	2,013.79	–	11.97	12.04	–	0.90%	0.22%	19.66%	20.38%	–
Scudder VIT Funds
EAFE Equity Index Fund		302,751	2.20%	–	–	27,672.56	–	–	10.94	0.90%	0.22%	–	–	18.66%
Equity 500 Index Fund		1,126,939	1.04%	–	–	85,372.94	–	–	13.20	0.90%	0.22%	–	–	10.28%
Small Cap Index Fund		206,063	0.38%	–	–	12,926.68	–	–	15.94	0.90%	0.22%	–	–	17.39%
Sentinel Variable Products Trust
Balanced Fund		4,321,892	2.19%	207,705.38	59,631.71	4,286.84	16.76	12.68	19.87	0.90%	0.22%	6.46%	7.40%	7.09%
Bond Fund		5,100,289	4.62%	285,907.34	39,416.35	4,554.53	15.60	14.56	14.76	0.90%	0.22%	3.70%	4.66%	4.29%
Common Stock Fund		25,268,356	1.03%	1,281,861.62	67,037.38	15,848.59	18.90	12.62	12.21	0.90%	0.22%	8.69%	9.68%	9.30%
Growth Index Fund		1,306,921	1.41%	138,475.98	3,573.38	240,587.83	7.83	8.13	0.80	0.90%	0.22%	4.41%	5.35%	5.01%
Mid Cap Growth Fund		11,332,447	–	498,627.82	69,175.00	42,280.74	19.72	13.34	13.67	0.90%	0.22%	11.34%	12.29%	11.96%
Money Market Fund		17,602,414	0.95%	815,377.38	147,880.28	4,661,570.91	12.70	12.31	1.16	0.90%	0.22%	0.08%	0.93%	0.35%
Small Company Fund		16,496,249	0.09%	419,192.65	65,304.33	83,879.83	32.44	22.63	16.92	0.90%	0.22%	14.87%	15.89%	15.51%
Strong Variable Insurance Funds
Mid Cap Growth Fund II		7,561,771	–	530,164.34	51,305.09	30,530.93	11.99	13.00	17.57	0.90%	0.22%	18.05%	19.14%	18.78%
Opportunity Fund II		3,979,718	–	184,194.54	29,614.02	15,065.90	16.21	15.79	34.97	0.90%	0.22%	17.19%	18.25%	17.85%

(f)	The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2004	31, 2004	At December 31, 2004						2004		December 31, 2004
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
T Rowe Price Equity Series
Blue Chip Growth Portfolio	(f)	1,054,992	0.76%	91,320.77	6,124.23	–	10.82	10.89	–	0.90%	0.22%	8.22%	8.88%	–
Equity Income Portfolio	(f)	134,477	0.73%	9,933.81	2,009.78	–	11.25	11.32	–	0.90%	0.22%	12.48%	13.16%	–
Health Sciences Portfolio	(f)	222,420	–	20,483.83	906.55	–	10.40	10.46	–	0.90%	0.22%	3.95%	4.58%	–
Variable Insurance Product Funds
Contrafund Portfolio		10,938,158	0.32%	484,390.70	65,707.73	–	20.49	15.43	–	0.90%	0.22%	14.46%	14.63%	–
Equity Income Portfolio		13,956,006	1.52%	328,494.08	17,282.36	–	41.86	11.96	–	0.90%	0.22%	10.52%	11.48%	–
Growth Portfolio		17,379,797	0.25%	408,020.27	134,876.87	–	38.74	11.65	–	0.90%	0.22%	2.44%	3.37%	–
High Income Portfolio		5,813,198	7.64%	190,561.43	59,905.24	–	27.48	9.63	–	0.90%	0.22%	8.61%	9.60%	–
Index 500 Portfolio		46,107,930	1.27%	1,290,304.77	617,023.77	–	30.12	11.74	–	0.90%	0.22%	9.64%	10.58%	–
Investment Grade Bond Portfolio		5,964,534	4.18%	369,439.41	55,508.18	272,354.52	12.93	13.41	1.63	0.90%	0.22%	3.49%	4.42%	4.10%
Mid Cap Portfolio	(f)	624,489	–	50,320.39	428.67	–	12.30	12.38	–	0.90%	0.22%	23.05%	23.79%	–
Overseas Portfolio		11,285,322	1.12%	438,568.50	67,802.24	188,650.48	23.28	10.26	2.02	0.90%	0.22%	12.61%	13.67%	13.49%

(f)	The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2003	31, 2003	At December 31, 2003						2003		December 31, 2003
				Units			Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
Alger American Fund
Growth Portfolio		13,792,399	–	752,208.51	14,079.06	18,309.28	17.03	8.04	47.67	0.90%	0.22%	33.95%	35.12%	34.74%
Leveraged All Cap Portfolio		999,850	–	122,678.17	5,470.94	21,894.99	7.30	7.51	2.88	0.90%	0.22%	33.49%	34.77%	34.39%
Small Capitalization Portfolio		8,166,874	–	835,545.56	15,663.66	5,779.70	9.39	8.14	33.44	0.90%	0.22%	41.00%	42.25%	41.86%
American Century Variable Portfolios
Income & Growth Portfolio		4,481,437	1.20%	283,431.38	44,439.24	147,157.64	10.59	11.01	6.73	0.90%	0.22%	28.24%	29.40%	28.86%
Inflation Protection Portfolio		39,844	1.78%	–	–	38,011.82	–	–	1.05	0.90%	0.22%	–	–	4.82%
Value Portfolio		7,035,523	0.96%	356,443.89	53,173.65	101,249.26	14.85	14.00	9.86	0.90%	0.22%	27.79%	29.01%	28.57%
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund		240,565	0.13%	29,648.70	1,003.78	14,012.61	6.75	6.94	2.39	0.90%	0.22%	24.80%	25.97%	25.55%
Gartmore Variable Insurance Trust
Government Bond	(g)	–	6.62%	–	–	–	–	–	–	0.90%	0.22%	-16.74%	-9.13%	-10.96%
JP Morgan Balanced	(g)	–	3.47%	–	–	–	–	–	–	0.90%	0.22%	-32.97%	-9.85%	-42.82%
INVESCO Variable Investment Funds
Dynamics Fund		1,190,251	–	143,199.27	18,541.24	84,220.91	6.73	6.92	1.17	0.90%	0.22%	36.52%	37.84%	37.11%
Health Sciences Fund		1,855,422	–	192,939.04	15,541.10	22,646.01	8.69	8.94	1.75	0.90%	0.22%	26.70%	27.84%	27.42%
Technology Fund		1,242,562	–	284,718.39	7,823.45	35,216.10	4.10	4.22	1.18	0.90%	0.22%	43.96%	45.46%	45.10%
JP Morgan Series Trust ll
International Equity Portfolio		1,811,925	0.78%	166,814.11	20,769.09	6,109.11	9.34	9.15	10.42	0.90%	0.22%	31.20%	32.37%	32.01%
Small Company Portfolio		1,572,255	–	100,034.67	30,896.84	3,240.56	12.00	10.50	14.64	0.90%	0.22%	34.83%	36.02%	35.56%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		125,085	0.06%	–	–	92,167.81	–	–	1.36	0.90%	0.22%	–	–	4.40%
Emerging Markets Equity Portfolio		61,753	–	–	–	58,579.08	–	–	1.05	0.90%	0.22%	–	–	48.48%
High Yield Portfolio		45,155	–	–	–	44,815.61	–	–	1.01	0.90%	0.22%	–	–	25.95%
US Real Estate Portfolio		148,870	–	–	–	85,565.66	–	–	1.74	0.90%	0.22%	–	–	36.99%
Neuberger Berman Advisors
Management Trust
Partners Portfolio		1,433,632	–	98,768.57	35,354.81	2,075.23	10.51	10.05	19.38	0.90%	0.22%	33.91%	35.01%	34.66%

(g)	On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2003	31, 2003	At December 31, 2003						2003		December 31, 2003
				Units			Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
Scudder VIT Fund
EAFE Equity Index Fund		240,260	4.84%	–	–	26,063.89	–	–	9.22	0.90%	0.22%	–	–	33.02%
Equity 500 Index Fund		1,002,614	1.26%	–	–	83,730.91	–	–	11.97	0.90%	0.22%	–	–	27.79%
Small Cap Index Fund		173,759	0.92%	–	–	12,794.72	–	–	13.58	0.90%	0.22%	–	–	46.03%
Sentinel Variable Product Trust
Balanced Fund	(g)	3,571,846	0.82%	181,324.96	54,492.93	4,049.30	15.74	11.81	18.55	0.90%	0.22%	57.37%	18.05%	85.49%
Bond Fund	(g)	4,615,218	1.76%	270,147.22	34,536.70	5,089.64	15.04	13.91	14.15	0.90%	0.22%	50.39%	39.12%	41.47%
Common Stock Fund		21,200,076	0.91%	1,174,369.90	55,599.87	12,054.00	17.39	11.51	11.17	0.90%	0.22%	30.28%	31.43%	30.94%
Growth Index Fund		892,253	1.05%	95,630.18	2,242.84	205,984.59	7.50	7.71	0.76	0.90%	0.22%	22.81%	24.02%	23.20%
Mid Cap Growth Fund		9,205,904	–	456,641.96	59,329.46	33,894.44	17.71	11.88	12.21	0.90%	0.22%	40.56%	41.88%	41.47%
Money Market Fund		17,528,355	0.72%	891,526.26	128,209.70	4,018,721.37	12.69	12.20	1.16	0.90%	0.22%	-0.14%	0.71%	0.59%
Small Company Fund		12,095,962	0.12%	350,841.90	53,429.49	78,191.12	28.24	19.53	14.65	0.90%	0.22%	38.22%	39.48%	38.95%
Strong Variable Insurance Funds
Mid Cap Growth Fund II		6,389,767	–	533,877.86	48,242.24	29,836.57	10.16	10.91	14.79	0.90%	0.22%	32.93%	34.18%	33.73%
Opportunity Fund II		3,344,246	0.08%	178,437.76	30,837.55	15,637.85	13.83	13.35	29.67	0.90%	0.22%	35.76%	36.96%	36.55%
Variable Insurance Products Funds
Contrafund Portfolio		9,185,057	0.43%	466,650.95	61,727.17	–	17.90	13.46	–	0.90%	0.22%	27.33%	28.43%	–
Equity Income Portfolio		13,190,739	1.73%	342,629.43	20,168.87	–	37.87	10.73	–	0.90%	0.22%	29.15%	30.32%	–
Growth Portfolio		16,649,704	0.25%	400,693.39	132,829.96	–	37.82	11.27	–	0.90%	0.22%	31.67%	32.89%	–
High Income Portfolio		4,889,732	6.35%	173,173.73	57,873.59	–	25.30	8.79	–	0.90%	0.22%	26.11%	27.21%	–
Index 500 Portfolio		41,650,704	1.35%	1,260,225.62	661,923.49	–	27.47	10.62	–	0.90%	0.22%	27.25%	28.38%	–
Investment Grade Bond Portfolio		5,756,876	3.46%	371,043.58	54,492.84	269,645.24	12.49	12.84	1.57	0.90%	0.22%	4.22%	5.21%	4.64%
Overseas Portfolio		10,257,497	0.76%	453,841.84	66,528.69	155,032.48	20.67	9.03	1.78	0.90%	0.22%	42.05%	43.38%	42.68%

(g)	On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2006	31, 2006	At December 31, 2006						2006		December 31, 2006
			Units			Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
Alger American Fund
Growth Portfolio	9,488,018	0.05%	710,936.58	9,363.01	11,213.33	12.71	5.95	35.38	0.90%	0.22%	-33.60%	-33.02%	-33.20%
Leveraged All Cap Portfolio	463,175	0.01%	77,853.14	3,178.86	9,200.14	5.47	5.57	2.14	0.90%	0.22%	-34.43%	-33.90%	-29.32%
Small Capitalization Portfolio	5,543,266	–	815,159.46	588.10	4,833.48	6.66	5.72	23.57	0.90%	0.22%	-26.85%	-26.24%	-26.47%
American Century Variable Portfolios
Income & Growth Portfolio	3,111,539	1.20%	243,276.37	45,696.90	136,572.41	8.26	8.51	5.22	0.90%	0.22%	-20.09%	-19.38%	-19.62%
Value Portfolio	4,630,377	0.79%	286,595.48	49,739.78	99,178.21	11.62	10.85	7.67	0.90%	0.22%	-13.43%	-12.61%	-12.93%
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund	140,306	0.31%	21,009.66	353.92	13,042.43	5.41	5.51	1.90	0.90%	0.22%	-29.61%	-28.91%	-29.13%
INVESCO Variable Investment Funds
Dynamics Fund	489,153	–	94,022.72	1,169.92	23,571.75	4.93	5.02	0.85	0.90%	0.22%	-32.50%	-31.87%	-32.14%
Health Sciences Fund	1,054,857	–	136,908.77	13,939.24	12,935.22	6.86	6.99	1.37	0.90%	0.22%	-25.15%	-24.48%	-24.70%
Technology Fund	559,592	–	184,251.42	5,477.91	23,035.18	2.85	2.90	0.81	0.90%	0.22%	-47.33%	-46.83%	-41.19%
JP Morgan Series Trust ll
International Equity Portfolio	1,259,256	0.49%	143,708.38	27,804.56	5,638.69	7.12	6.91	7.89	0.90%	0.22%	-19.04%	-18.27%	-18.58%
Small Company Portfolio	1,049,595	0.26%	88,984.80	29,876.58	2,458.22	8.90	7.72	10.80	0.90%	0.22%	-22.37%	-21.68%	-21.90%
Market Street Fund
Bond	3,954,243	3.58%	231,224.21	45,341.26	3,250.92	14.34	13.14	13.41	0.90%	0.22%	8.11%	9.07%	8.74%
Managed	2,531,744	2.93%	169,923.46	34,314.14	1,587.69	12.83	9.54	15.04	0.90%	0.22%	-11.07%	-10.25%	-10.54%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	84,653	6.37%	–	–	65,060.76	–	–	1.30	0.90%	0.22%	–	–	5.78%
Emerging Markets Equity Portfolio	39,645	–	–	–	56,107.26	–	–	0.71	0.90%	0.22%	–	–	-14.87%
High Yield Portfolio	38,053	10.43%	–	–	47,325.36	–	–	0.80	0.90%	0.22%	–	–	-4.28%
US Real Estate Portfolio	108,547	5.36%	–	–	85,299.16	–	–	1.27	0.90%	0.22%	–	–	-3.60%
Neuberger Berman Advisors
Management Trust
Partners Portfolio	880,558	0.58%	81,603.72	30,677.80	813.74	7.85	7.44	14.39	0.90%	0.22%	-24.79%	-24.12%	-24.38%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2006	31, 2006	At December 31, 2006						2006		December 31, 2006
			Units			Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
Scudder VIT Funds
EAFE Equity Index Fund	108,336	0.61%	–	–	15,622.45	–	–	6.93	0.90%	0.22%	–	–	-21.82%
Equity 500 Index Fund	828,166	1.55%	–	–	88,353.37	–	–	9.37	0.90%	0.22%	–	–	-22.53%
Small Cap Index Fund	130,871	0.97%	–	–	14,065.49	–	–	9.30	0.90%	0.22%	–	–	-20.81%
Sentinel Variable Product Trust
Common Stock Fund	14,793,804	1.42%	1,065,897.34	52,982.07	11,467.26	13.35	8.76	8.53	0.90%	0.22%	-18.09%	-17.36%	-17.63%
Growth Index Fund	373,246	0.69%	57,021.76	1,389.40	26,451.11	6.11	6.22	0.62	0.90%	0.22%	-24.69%	-24.02%	-12.94%
Mid Cap Growth Fund	5,755,078	–	407,463.84	49,436.54	24,107.36	12.60	8.37	8.63	0.90%	0.22%	-24.75%	-24.10%	-24.53%
Money Market Fund	14,840,021	1.28%	715,356.49	120,254.85	3,725,124.87	12.71	12.11	1.15	0.90%	0.22%	0.41%	1.30%	1.04%
Small Company Fund	7,865,347	0.33%	310,528.99	51,954.97	75,237.00	20.43	14.00	10.54	0.90%	0.22%	-14.68%	-13.93%	-14.20%
Strong Variable Insurance Funds
Mid Cap Growth Fund II	4,485,579	–	498,564.75	51,220.62	23,751.41	7.64	8.13	11.06	0.90%	0.22%	-38.13%	-37.52%	-37.75%
Opportunity Fund II	2,329,045	0.52%	168,167.24	27,952.60	15,802.29	10.19	9.75	21.73	0.90%	0.22%	-27.49%	-26.83%	-27.04%
Variable Insurance Products Funds
Contrafund Portfolio	6,722,893	0.84%	432,529.90	61,181.11	–	14.06	10.48	–	0.90%	0.22%	-10.15%	-9.36%	–
Equity Income Portfolio	10,354,545	1.97%	349,925.86	11,673.92	–	29.32	8.23	–	0.90%	0.22%	-17.70%	-16.96%	–
Growth Portfolio	11,667,524	0.29%	375,619.02	103,627.30	–	28.72	8.48	–	0.90%	0.22%	-30.72%	-30.13%	–
High Income Portfolio	3,416,918	9.83%	152,021.67	53,245.94	–	20.06	6.91	–	0.90%	0.22%	2.54%	3.40%	–
Index 500 Portfolio	29,793,526	1.39%	1,145,545.44	612,417.71	–	21.59	8.27	–	0.90%	0.22%	-22.96%	-22.22%	–
Investment Grade Bond Portfolio	4,715,914	2.63%	303,436.32	51,059.51	306,854.45	11.98	12.20	1.50	0.90%	0.22%	9.36%	10.31%	10.06%
Overseas Portfolio	6,823,342	0.87%	432,631.73	65,409.26	94,799.36	14.55	6.30	1.25	0.90%	0.22%	-20.99%	-20.25%	-20.51%

*	These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. These ratios include only those expenses that result in a direct reduction of unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.
**	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
***	These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.

August 1, 2003	Removed Portfolio	Surviving Portfolio
	GVIT Government Bond Fund	SVPT Bond Fund
Shares	310,145.33	370,313.53
NAV	$11.94	$10.00
Net assets before	$3,703,135
Net assets after		$3,703,135
	GVIT JP Morgan Balanced Fund	SVPT Balanced Fund
Shares	282,346.64	242,818.11
NAV	$8.60	$10.00
Net assets before	$2,428,181
Net assets after		$2,428,181

NOTE 9 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Variable Account.

NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (“IRC”), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Part C: OTHER INFORMATION

Item 26. Exhibits

(a)		Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance Account ("Registrant") (5)
(b)		Not applicable
(c)		(1)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc. (14)
		(2)	Form of Selling Agreement (14)
(d)		Contracts:
		(1)	Specimen Sentinel Benefit Provider Policy Form (4)
		(2)	Supplemental Term Insurance Rider (4)
		(3)	Endorsement for Unisex Policies (4)
(e)		Application (4)
		(1)	9212 Life Insurance Application
(f)		Corporate documents:
		(1)	National Life Insurance Company's Charter documents (14)
		(2)	National Life Insurance Company's By-laws (14)
(g)		(1)	Form of Automatic Self Administered Individual YRT Reinsurance Agreement effective December 1, 1998
		(2)	Form of Facultative Yearly Renewable Term Reinsurance Agreement #N031-100 effective December 1, 1998
		(3)	Form of Automatic Reinsurance Agreement effective December 1, 1998
		(4)	Form of Automatic and Facultative Yearly Renewable Term Reinsurance Agreement Effective June 1, 2001
		(5)	Form of Automatic Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective May 1, 1999 (10)
		(6)	Form of ADDENDUM No.6 to the Reinsurance Agreement referred to as No. SBA221-97 and effective January 1, 2002 made between National Life Insurance Company and xxx(10)
		(7)	Form of Automatic and Facultative YRT Reinsurance Agreement effective January 1, 2002 made between National Life and xxxxx (10)
		(8)	Form of Automatic and Facultative Yearly Renewable Term Reinsurance Agreement between National Life Group and xxxx effective January 1, 2002 (10)
(h)		Participation Agreements:
		(1)	(a) Form of Participation Agreement - The Alger American Fund, National Life Insurance Company and Fred Alger and Company (1)
(b) Form of Amended Schedule A to the Participation Agreement - The Alger American Fund, National Life Insurance Company and Fred Alger and Company (3)
		(2)	Form of Shareholder Services Agreement - National Life Insurance Company and American Century Investment Management, Inc.(2)
(a) Form of Amendment to Shareholder Services Agreement (11)
		(3)	Form of Participation Agreement - National Life Insurance Company and J. P. Morgan Series Trust II (2)
(a) Amendment to the Participation Agreement effective April 16, 2007
		(4)	Form of Participation Agreement - National Life Insurance Company, Neuberger Berman Advisers Managers Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated (2)
(a) Form of Amendment to Participation Agreement (11)
		(5)	Form of Participation Agreement - BT Insurance Funds Trust, Bankers Trust Company and National Life Insurance Company (6)
(a) Amendment No. 1 to the Fund Participation Agreement
(b) Amendment to Participation Agreement effective March 12, 2007
		(6)	Participation Agreement - between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(7)
(a) Form of Amendment to Participation Agreement (11)
(b) Supplemental Agreement to the Participation Agreement entered into April 16, 2007
		(7)	Participation Agreement amount National Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc. and Miller Anderson & Sherrerd, LLP (8)
		(8)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. (9)
		(9)	Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc.(13)
		(10)	Amended and Restated Participation Agreement, among Variable Insurance Products Fund and National Life Insurance Company (Fidelity) (11)
		(11)	Form of Participation Agreement – Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and National Life Insurance Company (14)
	(i)(1)		See item (h)
	(i)(2)		Services Agreement between Life Product Developers, Inc., Victor Bertolozzi and National Life Insurance Company (11)

(3)	Administrative Services Agreement dated March 29, 1999 between Bankers Trust Company and National Life Insurance company
(j)	(1)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007
	(2)	Rule 22c-2 Agreement among Aim Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007
	(3)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006
	(4)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007
	(5)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007
	(6)	Rule 22c-2 Agreement among Morgan Stanley Distribution Inc., and National Life Insurance Company entered into March 16, 2007
	(7)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006
	(8)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007
	(9)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006
(k)	Opinion and Consent of Counsel (15)
(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)	(1) Consent of PricewaterhouseCoopers LLP, Auditors
(2) Consent of Sutherland Asbill & Brennan LLP
(o)	Not applicable
(p)	Not applicable
(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (13)
(r)	Powers of Attorney (14)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed December 29, 1995.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider filed April 16, 1998)
(3)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (file No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 28, 1997.
(4)	Incorporated herein by reference to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed on November 9, 1998.
(5)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed February 11, 1999.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 5, 1999.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 1, 2001.
(9)	Incorporated herein by reference to Post-Effective Amendment No.12 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003
(10)	Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - (File No. 33-91938) filed April 30, 2004.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 3, 2004
(13)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005
(14)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1,2006
(15)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Benefit Provider) filed May 1, 2006

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Chair, President, CEO and Director

David Coates	Director
Coates Advisory Services
Watertower Hill
356 Mountainview Dr., Suite 400
Colchester, VT 05446

Bruce Lisman	Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY 10179

V. Louise McCarren	Director
5736 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Center for Business & Government
Kennedy School of Government
Harvard University
79 John F. Kennedy St.
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Ave., 16th Floor
New York, NY 10016

Patricia K. Woolf	Director
506 Quaker Road
Princeton, NJ 08540

Mehran Assadi	Executive Vice President
Michele S. Gatto	Executive Vice President - Corporate Services & General Counsel
Christian W. Thwaites	Executive Vice President
Thomas H. Brownell	Senior Vice President & Chief Investment Officer
Don W. Cummings	Senior Vice President - Finance
William E. Decker	Senior Vice President - Human Resources
Gregory H. Doremus	Senior Vice President - New Business & Customer Service
Kenneth R. Ehinger	Senior Vice President - NL Financial Alliance
Wade H. Mayo	Senior Vice President
Ruth B. Smith	Senior Vice President – Registered Product & Life Event Distribution.
James K. McQueston	Secretary
Robert E. Cotton	Vice President & Treasurer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

     A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

     National Life owns 100% of LSW National Holdings, Inc., a Vermont corporation; LSW National Holdings Inc. owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

     NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

     SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

     SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

     Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 29. Indemnification

     The By-Laws of Depositor provide, in part in Article VI, as follows:

     7.1 Indemnification.

     (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

     (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     In addition, the Depositor purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above. This coverage is consistent with industry standards. The cost of the coverage is borne entirely by the Depositor.

Item 30. Principal Underwriter

     (a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account II and Sentinel Variable Products Trust.

     (b) The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI	Positions and Offices with Depositor
Kenneth R. Ehinger	Chief Executive Officer, Chair & Director	Senior Vice President - NL Financial
Alliance
Stephen A. Englese	Senior Vice President	None
Gregory D. Teese	Vice President - Compliance & Chief	None
Compliance Officer
Isabelle Keiser	Vice President	None
James Canavan	Assistant Vice President	None
Kerry A. Jung	Counsel	Senior Counsel
James K. McQueston	Secretary	Assistant General Counsel &
Secretary
Kathy M. Trussell	Assistant Secretary	Assistant Secretary
Thomas H. MacLeay	Director	Chairman, President & & Chief
Executive Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

     (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

Name of	Net Underwriting	Compensation on	Brokerage	Other Compensation
Principal	Discounts and	Redemption	Commissions
Underwriter	Commissions
Equity Services, Inc.	4,434,303.00	-0-	4,434,303.00	-0-

Item 31. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 11 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 1st day of May, 2007.

NATIONAL VARIABLE LIFE
INSURANCE ACCOUNT (Registrant)

By: NATIONAL LIFE INSURANCE COMPANY

Attest: /s/Kathy M. Trussll	By: /s/ Thomas H. MacLeay
Kathy M. Trussell	Thomas H. MacLeay
Assistant Secretary	Chair, President and
Chief Executive Officer

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 1st day of May, 2007.

NATIONAL LIFE INSURANCE COMPANY
(SEAL)	(Depositor)

Attest:_/s/Kathy M. Trussell	By: /s/Thomas H. MacLeay
Kathy M. Trussell	Thomas H. MacLeay
Assistant Secretary	Chair, President
and Chief Executive Officer

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date

/s/ Thomas H. MacLeay	Chair(Director), President, Chief	May 1, 2007
Thomas H. MacLeay	Executive Officer
(Principle Executive Officer)

/s/Don Cummings	Senior Vice President- Finance	May 1, 2007
Don Cummings	(Principle Financial &
Accounting Officer)

Bruce Lisman*	Director	May 1, 2007

E. Miles Prentice, III*	Director	May 1, 2007

Patricia K. Woolf*	Director	May 1,2007

*Kerry A. Jung signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 11 to this Registration Statement.

/s/Kerry A. Jung
Kerry A. Jung

EXHIBIT INDEX

(e)	(1) 9212 Life Insurance Application

(g)	(1) Form of Automatic Self Administered Individual YRT Reinsurance Agreement effective December 1, 1998
(2) Form of Facultative Yearly Renewable Term Reinsurance Agreement #N031-100 effective December 1, 1998
(3) Form of Automatic Reinsurance Agreement effective December 1, 1998
(4) Form of Automatic and Facultative Yearly Renewable Term Reinsurance Agreement Effective June 1, 2001

(h)	(3)(a) Amendment to the Participation Agreement effective April 16, 2007
(5)(a)Amendment No. 1 to the Fund Participation Agreement
(b) Amendment to Participation Agreement effective March 12, 2007
(6)(b) Supplemental Agreement to the Participation Agreement entered into April 16, 2007

(i)	(3) Administrative Services Agreement dated March 29, 1999 between Bankers Trust Company and National Life

(j)	(1) Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007
(2) Rule 22c-2 Agreement among Aim Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007
(3) Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006
(4) Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007
(5) Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007
(6) Rule 22c-2 Agreement among Morgan Stanley Distribution Inc., and National Life Insurance Company entered into March 16, 2007
(7) Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006
(8) Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007
(9) Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006

(l)	Actuarial Opinion and Consent

(m)	Calculation

(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors

(n)(2)	Consent of Sutherland Asbill & Brennan LLP